EXECUTION VERSION 751971197.3 FOURTH AMENDMENT TO CREDIT AGREEMENT THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 5, 2023, is entered into by and among STERLING INFRASTRUCTURE, INC. (F/K/A STERLING CONSTRUCTION COMPANY, INC.), a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and BMO HARRIS BANK N.A., a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized and/or initially capitalized terms used in this Amendment shall have the meanings ascribed to them in the Amended Credit Agreement (as hereinafter defined). A. WHEREAS, Borrower, the Guarantors, certain financial institutions parties thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of October 2, 2019 (as has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and B. WHEREAS, the Borrower, the other Loan Parties, the Administrative Agent and the Lenders party hereto, which constitute Required Lenders, have agreed to amend the Credit Agreement pursuant to an Early Opt-in Election under and as defined in the Credit Agreement (as in effect immediately prior to giving effect to this Amendment), subject to the terms and conditions set forth herein. NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound, hereby agree as follows: 1. Amendments to Credit Agreement. Subject to the terms and conditions of this Amendment, the Credit Agreement is hereby amended as follows: (a) the Credit Agreement (exclusive of all Exhibits and Schedules thereto, except as otherwise described in this Section 1) is hereby amended and restated in its entirety as set forth in Exhibit A attached hereto (the “Amended Credit Agreement”). (b) Exhibit B to the Credit Agreement is deleted in its entirety and Exhibit B hereto is hereby substituted therefor. (c) Exhibit C to the Credit Agreement is deleted in its entirety and Exhibit C hereto is hereby substituted therefor. 2. Conditions Precedent to Amendment. This Amendment shall become effective upon the Administrative Agent receiving copies, in form and substance reasonably satisfactory to the Administrative Agent, of this Amendment duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders. 3. Fees and Expenses. The Borrower agrees to pay all costs and expenses of or incurred by the Administrative Agent, including but not limited to, reasonable fees and disbursements of counsel to the Administrative Agent, in connection with the preparation, negotiation, execution and delivery of this Amendment on the date hereof. 4. Representations. Borrower and each Guarantor hereby represents and warrants that: (a) it has all necessary power and authority to execute and deliver this Amendment and perform its

2 obligations hereunder, (b) no Default or Event of Default exists both before and after giving effect to this Amendment, (c) this Amendment and the Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of Borrower and Guarantors and are enforceable against Borrower and Guarantors in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law), (d) all Liens created under the Loan Documents continue to be first priority (subject only to Permitted Encumbrances) perfected Liens, and (e) all representations and warranties of Borrower and Guarantors contained in the Amended Credit Agreement and all other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as though made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date). 5. Ratification. Except as expressly modified in this Amendment, all of the terms, provisions and conditions of the Credit Agreement, as heretofore amended, shall remain unchanged and in full force and effect. Except as herein specifically agreed, the Credit Agreement and each other Loan Document are hereby ratified and confirmed and shall remain in full force and effect according to their terms. Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Lenders or the L/C Issuer under the Credit Agreement or any of the other Loan Documents, or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. This Amendment shall not constitute a course of dealing with the Administrative Agent, the Lenders or the L/C Issuer at variance with the Credit Agreement or the other Loan Documents such as to require further notice by such Person to require strict compliance with the terms of the Amended Credit Agreement and the other Loan Documents in the future. Borrower and the Guarantors acknowledge and expressly agree that the Administrative Agent, each Lender and the L/C Issuer reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents. Each of Borrower and the Guarantors hereby: (i) affirms that it is indebted to the Lenders under the terms and conditions of the Credit Agreement and the other Loan Documents, each of which constitutes the valid and binding obligation of Borrower and the Guarantors, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law), and that no offsets, expenses or counterclaims to its obligations thereunder exist; and (ii) affirmatively waives any right to challenge the liens and security interests granted in favor of the Administrative Agent under the Credit Agreement, the other Loan Documents or hereunder. 6. Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Amendment, and the rights and duties of the parties hereto, shall be governed by and construed and determined in accordance with the internal laws of the State of New York. 7. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

3 8. Miscellaneous. (a) Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, each of which shall constitute an original, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Each of the parties hereto agrees that a signature transmitted to the other parties hereto or their respective counsel by telecopier or other electronic transmission shall be as effective to bind the party whose signature was transmitted as a duly executed and delivered original. (b) Severability of Provisions. Any provision of this Amendment which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Amendment and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Amendment and other Loan Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Amendment or the other Loan Documents invalid or unenforceable. (c) Incorporation. This Amendment shall form a part of the Credit Agreement, and all references to the Credit Agreement shall mean that document as hereby modified. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby. [Signatures Immediately Follow]

��  �  �

� Authorized Representative

Signature Page to Fourth Amendment to Credit Agreement BMO HARRIS BANK N.A., as Administrative Agent, L/C Issuer and a Lender By: Name: John Armstrong Title: Managing Director

Signature Page to Fourth Amendment to Credit Agreement BANK OF AMERICA, N.A., as Joint Lead Arranger, Joint Book Runner and Syndication Agent and as a Lender By: Name: Katherine Osele Title: Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement REGIONS BANK, as Co-Documentation Agent and as a Lender By: Name: Claudia Biedenharn Title: Director

Signature Page to Fourth Amendment to Credit Agreement KEYBANK NATIONAL ASSOCIATION, as Co- Documentation Agent and as a Lender

Signature Page to Fourth Amendment to Credit Agreement BANCALLIANCE INC., as a Lender By: Alliance Partners LLC, its attorney-in-fact By: Name: John Gray Title: Executive Vice President

EXHIBIT A Amended Credit Agreement [See attached.]

Exhibit A to Fourth Amendment to Credit Agreement 751970602 CREDIT AGREEMENT dated as of October 2, 2019, as amended by that certain First Amendment to Credit Agreement, dated as of December 2, 2019, that certain Second Amendment to Credit Agreement, dated as of June 28, 2021, that certain Third Amendment to Credit Agreement, dated as of December 29, 2021, and that certain Fourth Amendment to Credit Agreement, dated as of June 5, 2023 among STERLING INFRASTRUCTURE, INC., the Guarantors from time to time parties hereto, the Lenders from time to time parties hereto, and BMO HARRIS BANK N.A., as Administrative Agent BANK OF AMERICA, N.A. as Syndication Agent BMO CAPITAL MARKETS CORP. and BOFA SECURITIES, INC., as Joint Lead Arrangers and Joint Book Runners KEYBANK NATIONAL ASSOCIATION, REGIONS BANK and UMB BANK, as Co-Documentation Agents

-ii- 751970602

-i- 751970602 Table of Contents SECTION 1. DEFINITIONS; INTERPRETATION. .................................................................... 1 Section 1.1 Definitions.................................................................................................. 1 Section 1.2 Interpretation ............................................................................................ 33 Section 1.3 Change in Accounting Principles............................................................. 33 Section 1.4 Pro Forma Calculations............................................................................ 33 Section 1.5 Divisions. ................................................................................................. 34 Section 1.6 Interest Rates. ........................................................................................... 34 SECTION 2. THE CREDIT FACILITIES. ......................................................................... 35 Section 2.1 Term Loan Commitments. ....................................................................... 35 Section 2.2 Revolving Credit Commitments. ............................................................. 35 Section 2.3 Letters of Credit. ...................................................................................... 35 Section 2.4 Applicable Interest Rates. ........................................................................ 39 Section 2.5 Minimum Borrowing Amounts; Maximum SOFR Loans. ...................... 40 Section 2.6 Manner of Borrowing Loans and Designating Applicable Interest Rates ......................................................................................................... 40 Section 2.7 Swing Loans............................................................................................. 42 Section 2.8 Maturity of Loans .................................................................................... 43 Section 2.9 Prepayments ............................................................................................. 45 Section 2.10 Default Rate. ............................................................................................ 47 Section 2.11 Evidence of Indebtedness ........................................................................ 48 Section 2.12 Fees .......................................................................................................... 49 Section 2.13 Place and Application of Payments. ........................................................ 49 Section 2.14 Account Debit. ......................................................................................... 51 Section 2.15 Commitment Terminations ...................................................................... 51 Section 2.16 Substitution of Lenders. ........................................................................... 52 Section 2.17 Defaulting Lenders................................................................................... 52 Section 2.18 Incremental Loans. ................................................................................... 53 SECTION 3. TAXES; CHANGE IN CIRCUMSTANCES. ....................................................... 54 Section 3.1 Withholding Taxes ................................................................................... 54 Section 3.2 Documentary Taxes. ................................................................................ 55 Section 3.3 Funding Indemnity. .................................................................................. 56

-ii- 751970602 Section 3.4 Change in Law. ........................................................................................ 56 Section 3.5 Inability to Determine Rates .................................................................... 56 Section 3.6 Increased Cost and Reduced Return ........................................................ 57 Section 3.7 Lending Offices ....................................................................................... 58 Section 3.8 Reserved. .................................................................................................. 58 Section 3.9 Effect of Benchmark Transition Event. ................................................... 59 SECTION 4. CONDITIONS PRECEDENT. .............................................................................. 60 Section 4.1 Initial Credit Event. .................................................................................. 60 Section 4.2 All Credit Events...................................................................................... 63 SECTION 5. REPRESENTATIONS AND WARRANTIES. ..................................................... 64 Section 5.1 Organization and Qualification. ............................................................... 64 Section 5.2 Subsidiaries; Capitalization. .................................................................... 64 Section 5.3 Authority and Validity of Obligations. .................................................... 65 Section 5.4 Use of Proceeds; Margin Stock................................................................ 66 Section 5.5 Financial Reports. .................................................................................... 66 Section 5.6 No Material Adverse Change................................................................... 66 Section 5.7 Full Disclosure. ........................................................................................ 66 Section 5.8 Intellectual Property, Franchises, and Licenses. ...................................... 67 Section 5.9 Governmental Authority and Licensing................................................... 67 Section 5.10 Good Title. ............................................................................................... 67 Section 5.11 Litigation and Other Controversies. ......................................................... 67 Section 5.12 Taxes. ....................................................................................................... 67 Section 5.13 Approvals. ................................................................................................ 67 Section 5.14 Affiliate Transactions............................................................................... 68 Section 5.15 Investment Company. .............................................................................. 68 Section 5.16 ERISA. ..................................................................................................... 68 Section 5.17 Compliance with Laws ............................................................................ 68 Section 5.18 Sanctions; Anti-Money Laundering; Anti-Corruption Laws ................... 69 Section 5.19 Other Agreements. ................................................................................... 69 Section 5.20 Solvency. .................................................................................................. 69 Section 5.21 No Default. ............................................................................................... 69 Section 5.22 No Broker Fees. ....................................................................................... 70 Section 5.23 Insurance. ................................................................................................. 70

-iii- 751970602 Section 5.24 Senior Indebtedness. ................................................................................ 70 Section 5.25 Labor Matters. .......................................................................................... 70 Section 5.26 Perfection Matters. ................................................................................... 70 Section 5.27 EEA Financial Institutions. ...................................................................... 70 SECTION 6. AFFIRMATIVE COVENANTS............................................................................ 71 Section 6.1 Maintenance of Business. ........................................................................ 71 Section 6.2 Maintenance of Properties. ...................................................................... 71 Section 6.3 Taxes and Assessments. ........................................................................... 71 Section 6.4 Insurance. ................................................................................................. 71 Section 6.5 Financial Reports. .................................................................................... 72 Section 6.6 Inspection. ................................................................................................ 74 Section 6.7 ERISA. ..................................................................................................... 74 Section 6.8 Compliance with Laws. ........................................................................... 74 Section 6.9 [Reserved]. ............................................................................................... 75 Section 6.10 Formation of Subsidiaries. ....................................................................... 75 Section 6.11 Use of Proceeds; Margin Stock................................................................ 75 Section 6.12 Guaranties and Collateral ......................................................................... 76 Section 6.13 Senior Indebtedness. ................................................................................ 76 Section 6.14 Hedging Agreements. .............................................................................. 76 Section 6.15 Cash Management. ................................................................................... 77 Section 6.16 Collateral Access Agreements. ................................................................ 77 Section 6.17 Bonding Obligations. ............................................................................... 77 SECTION 7. NEGATIVE COVENANTS. ................................................................................. 77 Section 7.1 Borrowings and Guaranties...................................................................... 77 Section 7.2 Liens. ........................................................................................................ 79 Section 7.3 Investments, Acquisitions, Loans and Advances. .................................... 80 Section 7.4 Mergers, Consolidations and Sales. ......................................................... 82 Section 7.5 Maintenance of Subsidiaries. ................................................................... 83 Section 7.6 Dividends and Certain Other Restricted Payments. ................................. 83 Section 7.7 Transactions With Affiliates. ................................................................... 84 Section 7.8 No Changes in Fiscal Year. ..................................................................... 84 Section 7.9 Change in the Nature of Business. ........................................................... 84 Section 7.10 No Restrictions......................................................................................... 84

-iv- 751970602 Section 7.11 Amendment to Organizational and Other Documents. ............................ 84 Section 7.12 Financial Covenants. ................................................................................ 85 Section 7.13 Use of Proceeds........................................................................................ 85 Section 7.14 Payment of Subordinated Debt. ............................................................... 85 SECTION 8. EVENTS OF DEFAULT AND REMEDIES. ....................................................... 86 Section 8.1 Events of Default. .................................................................................... 86 Section 8.2 Non Bankruptcy Defaults ........................................................................ 87 Section 8.3 Bankruptcy Defaults ................................................................................ 88 Section 8.4 Collateral for Undrawn Letters of Credit ................................................. 88 Section 8.5 Notice of Default...................................................................................... 89 SECTION 9. ADMINISTRATIVE AGENT. .............................................................................. 89 Section 9.1 Appointment and Authorization of Administrative Agent. ..................... 89 Section 9.2 Administrative Agent and its Affiliates. .................................................. 89 Section 9.3 Action by Administrative Agent. ............................................................. 89 Section 9.4 Consultation with Experts. ....................................................................... 90 Section 9.5 Liability of Administrative Agent; Credit Decision. ............................... 90 Section 9.6 Indemnity. ................................................................................................ 91 Section 9.7 Resignation of Administrative Agent and Successor Administrative Agent. ....................................................................................................... 91 Section 9.8 L/C Issuer and Swing Line Lender. ......................................................... 91 Section 9.9 Hedging Liability and Funds Transfer and Deposit Account Liability Arrangements. ........................................................................... 92 Section 9.10 Designation of Additional Agents. .......................................................... 92 Section 9.11 Authorization to Release or Subordinate or Limit Liens. ........................ 92 Section 9.12 Authorization to Enter into, and Enforcement of, the Collateral Documents. .............................................................................................. 93 Section 9.13 Recovery of Erroneous Payments. ........................................................... 93 SECTION 10. THE GUARANTEES. ......................................................................................... 94 Section 10.1 The Guarantees ........................................................................................ 94 Section 10.2 Guarantee Unconditional. ........................................................................ 94 Section 10.3 Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances. ......................................................................................... 95 Section 10.4 Subrogation. ............................................................................................. 96 Section 10.5 Waivers. ................................................................................................... 96

-v- 751970602 Section 10.6 Limit on Recovery. .................................................................................. 96 Section 10.7 Stay of Acceleration. ................................................................................ 96 Section 10.8 Benefit to Guarantors. .............................................................................. 96 Section 10.9 Guarantor Covenants. .............................................................................. 96 SECTION 11. MISCELLANEOUS. ........................................................................................... 96 Section 11.1 No Waiver, Cumulative Remedies. ......................................................... 96 Section 11.2 Non-Business Days. ................................................................................. 97 Section 11.3 Survival of Representations. .................................................................... 97 Section 11.4 Survival of Indemnity and Certain Other Provisions. .............................. 97 Section 11.5 Sharing of Set Off. ................................................................................... 97 Section 11.6 Notices. .................................................................................................... 97 Section 11.7 Counterparts. ............................................................................................ 98 Section 11.8 Successors and Assigns............................................................................ 98 Section 11.9 Participants. .............................................................................................. 99 Section 11.10 Assignments ............................................................................................. 99 Section 11.11 Amendments. ......................................................................................... 103 Section 11.12 Headings. ............................................................................................... 103 Section 11.13 Costs and Expenses; Indemnification .................................................... 103 Section 11.14 Set off. .................................................................................................... 105 Section 11.15 Entire Agreement. .................................................................................. 105 Section 11.16 Governing Law. ..................................................................................... 105 Section 11.17 Severability of Provisions. ..................................................................... 106 Section 11.18 Excess Interest. ...................................................................................... 106 Section 11.19 Construction. .......................................................................................... 106 Section 11.20 Lender’s and L/C Issuer’s Obligations Several. .................................... 107 Section 11.21 Submission to Jurisdiction; Waiver of Venue; Service of Process ........ 107 Section 11.22 Waiver of Jury Trial. .............................................................................. 107 Section 11.23 USA Patriot Act. .................................................................................... 108 Section 11.24 Time is of the Essence. .......................................................................... 108 Section 11.25 Confidentiality. ...................................................................................... 108 Section 11.26 Acknowledgement Regarding any Supported QFCs. ............................ 109 Section 11.27 No Advisory or Fiduciary Responsibility. ............................................. 110

-vi- 751970602 Section 11.28 Acknowledgement and Consent to Bail-In of Affected Financial Institutions.............................................................................................. 110 EXHIBITS Exhibit A – Notice of Payment Request Exhibit B – Notice of Borrowing Exhibit C – Notice of Continuation/Conversion Exhibit D-1 – Term Note Exhibit D-2 – Revolving Note Exhibit D-3 – Swing Note Exhibit E – [Reserved] Exhibit F – Compliance Certificate Exhibit G – Addition Guarantor Supplement Exhibit H – Assignment and Acceptance Exhibit I –Work-in-Progress Report Exhibit J – Solvency Certificate Exhibit K – Security Agreement SCHEDULES Schedule 1 – Commitments Schedule 5.2 – Subsidiaries Schedule 5.14 – Affiliate Transactions Schedule 5.16 – Plans Schedule 5.25 – Collective Bargaining Agreements and Multiemployer Plans Schedule 7.1 – Permitted Indebtedness Schedule 7.2 – Permitted Liens

751970602 CREDIT AGREEMENT This CREDIT AGREEMENT is entered into as of October 2, 2019, by and among STERLING INFRASTRUCTURE, INC. (F/K/A STERLING CONSTRUCTION COMPANY, INC.), a Delaware corporation (the “Borrower”), the direct and indirect Subsidiaries of Borrower from time to time party to this Agreement, as Guarantors, the several financial institutions from time to time party to this Agreement, as Lenders, and BMO HARRIS BANK N.A., a national banking association, as Administrative Agent as provided herein. All capitalized terms used herein without definition shall have the same meanings ascribed thereto in Section 1.1. PRELIMINARY STATEMENT Borrower has requested, and the Lenders have agreed to extend, certain credit facilities on the terms and conditions of this Agreement. NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. DEFINITIONS; INTERPRETATION. Section 1.1 Definitions. The following terms when used herein shall have the following meanings: “Acquired Business” means the entity or assets acquired by Borrower or a Subsidiary in an Acquisition, whether before or after the date hereof. “Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the equity interests of any Person (other than a Person that is a Subsidiary), or otherwise causing any Person to become a Subsidiary, or the acquisition by the Borrower or any Subsidiary of additional Equity Interests of any Affiliated Entity, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that Borrower or the Subsidiary is the surviving entity. “Adjusted Term SOFR” means with respect to any tenor, the per annum rate equal to the sum of (i) Term SOFR plus (ii) 0.10% (10 basis points); provided, if Adjusted Term SOFR determined as provided above shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Agent” means BMO Harris Bank N.A., in its capacity as Administrative Agent hereunder, and any successor in such capacity pursuant to Section 9.7. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by Administrative Agent.

-2- 751970602 “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to control another Person for purposes of this definition if such Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the other Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise; provided that, in any event for purposes of this definition, any Person that owns, directly or indirectly, 20% or more of the securities having the ordinary voting power for the election of directors or governing body of a corporation or 20% or more of the partnership or other ownership interest of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. “Agreement” means this Credit Agreement, as the same may be amended, restated, supplemented, or otherwise modified from time to time pursuant to the terms hereof. “All-in Yield” means, as to any Indebtedness for Borrowed Money, the yield thereon as reasonably determined by Administrative Agent taking into account the interest rate (including any eurocurrency rate or base rate floor), margin, original issue discount and all fees, including upfront or similar fees and; provided that original issue discount and upfront fees shall be equated to interest based on the shorter of the original stated life of such Indebtedness for Borrowed Money and a 4-year life to maturity; provided, further, that “All-in Yield” shall not include arrangement, underwriting, structuring or similar fees paid to arrangers or fees that are not paid generally to the holders of such Indebtedness for Borrowed Money with respect to such Indebtedness for Borrowed Money. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Borrower, any Guarantor or any of their Subsidiaries from time to time concerning or relating to bribery or corruption. “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to Borrower, any Guarantor, or any of their respective Subsidiaries related to terrorism financing or money laundering, including any applicable provision of the Patriot Act. “Applicable Margin” means, with respect to Loans, Reimbursement Obligations, and the commitment fees and letter of credit fees payable under Section 2.12, (a) until the first Pricing Date following the Closing Date (the “Initial Pricing Date”), the rates per annum shown opposite Level III below, (b) from and after the Initial Pricing Date until the Third Amendment Effective Date, the rates per annum determined in accordance with the schedule below, (c) from the Third Amendment Effective Date until the first Pricing Date after the fiscal quarter ended March 31, 2022, the rates per annum shown opposite Level III below and (d) thereafter, from one Pricing Date to the next, the rates per annum determined in accordance with the following schedule:

-3- 751970602 Level Total Leverage Ratio Applicable Margin for Base Rate Loans under Revolving Credit and Term Credit and Reimbursement Obligations shall be: Applicable Margin for SOFR Loans under Revolving Credit and Term Credit and Letter of Credit Fee shall be: Applicable Margin for Commitment Fee shall be: IV Greater than or equal to 3.00 to 1.0 2.00% 3.00% 0.35% III Less than 3.00 to 1.0, but greater than or equal to 2.25 to 1.0 1.50% 2.50% 0.30% II Less than 2.25 to 1.0, but greater than or equal to 1.50 to 1.0 1.00% 2.00% 0.25% I Less than 1.50 to 1.0 0.50% 1.50% 0.20%; provided that the Applicable Margin for Letter of Credit fees in respect of performance letters of credit shall be 67% of the applicable rates per annum set forth above. For purposes hereof, the term “Pricing Date” means, for any fiscal quarter of Borrower ending on or after September 30, 2021, the date on which Administrative Agent is in receipt of Borrower’s most recent financial statements (and, in the case of the year-end financial statements, audit report) for the fiscal quarter then ended, pursuant to Section 6.5. The Applicable Margin shall be established based on the Total Leverage Ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If Borrower has not delivered its financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 6.5, until such financial statements and audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., Level IV shall apply). If Borrower subsequently delivers such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by Administrative Agent in accordance with the foregoing shall be conclusive and binding on Borrower and the Lenders absent manifest error. If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Administrative Agent determines that (i) the Total Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Total Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on

-4- 751970602 demand by the Administrative Agent (or, after the occurrence of any Event of Default described in Section 8.1(j) or (k) with respect to Borrower has occurred and is continuing, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under any other provision of the Loan Documents. The Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder. “Application” is defined in Section 2.3(b). “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.10), and accepted by Administrative Agent, in substantially the form of Exhibit H or any other form approved by Administrative Agent. “Authorized Representative” means those persons shown on the list of officers provided by Borrower pursuant to Section 4.1 or on any update of any such list provided by Borrower to Administrative Agent, or any further or different officers of Borrower so named by any Authorized Representative of Borrower in a written notice to Administrative Agent. “Available Amount” means, at any date of determination, an amount equal to, without duplication, (x) the sum of (i) $15,000,000 plus (ii) a cumulative amount equal to 50% of Net Income (which amount shall not be less than zero) for all fiscal quarters of the Borrower completed after the Closing Date (commencing with the fiscal quarter ending December 31, 2019) minus (y) the aggregate amount of Restricted Payments made pursuant to Section 7.6(d) (to the extent funded with the Available Amount in accordance with such Section) after the Closing Date and on or prior to the date of determination. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.9(d). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European

-5- 751970602 Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Base Rate” means, for any day, the rate per annum equal to the greatest of: (a) the rate of interest announced or otherwise established by Administrative Agent from time to time as its prime commercial rate as in effect on such day, with any change in the Base Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate (it being acknowledged and agreed that such rate may not be Administrative Agent’s best or lowest rate), (b) the sum of (i) the rate determined by Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the rates per annum quoted to Administrative Agent at approximately 10:00 a.m. (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by Administrative Agent for sale to Administrative Agent at face value of Federal funds in the secondary market in an amount equal or comparable to the principal amount for which such rate is being determined, plus (ii) 1/2 of 1%, and (c) the sum of (i) Adjusted Term SOFR for a one-month tenor in effect on such day plus (ii) 1.00%. Any change in the Base Rate due to a change in the prime rate, the quoted federal funds rates or Term SOFR, as applicable, shall be effective from and including the effective date of the change in such rate. If the Base Rate is being used as an alternative rate of interest pursuant to Sections 3.5 or 3.9, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above, provided that if Base Rate as determined above shall ever be less than the Floor plus 1.00%, then Base Rate shall be deemed to be the Floor plus 1.00%. “Base Rate Loan” means a Loan bearing interest at a rate specified in Section 2.4(a). “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.9. “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date, (a) the sum of (i) Daily Simple SOFR plus (ii) 0.10% (10 basis points); or (b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar- denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment.

-6- 751970602 If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness or non-compliance will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or

-7- 751970602 such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.9 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.9. “Beneficial Ownership Certification” means a certification regarding beneficial ownership of the Borrower as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Bonding Agreement” means, collectively, all contractual arrangements entered into by Borrower or any of its Subsidiaries with providers of surety, bid, appeal, indemnity, performance or payment bonds or other similar obligations. “Borrower” is defined in the introductory paragraph of this Agreement. “Borrowing” means the total of Loans of a single type advanced, continued for an additional Interest Period, or converted from a different type into such type by the Lenders under

-8- 751970602 a Credit on a single date and, in the case of SOFR Loans, for a single Interest Period. Borrowings of Loans are made and maintained ratably from each of the Lenders under a Credit according to their Percentages of such Credit. A Borrowing is “advanced” on the day Lenders advance funds comprising such Borrowing to Borrower, is “continued” on the date a new Interest Period for the same type of Loans commences for such Borrowing, and is “converted” when such Borrowing is changed from one type of Loans to the other, all as determined pursuant to Section 2.6. Borrowings of Swing Loans are made by the Swing Line Lender in accordance with the procedures set forth in Section 2.7. “Business Day” means any day (other than a Saturday or Sunday) on which banks are not authorized or required to close in Chicago, Illinois, New York, New York or Houston, Texas. “Capital Expenditures” means, with respect to any Person for any period, the aggregate amount of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period for the acquisition or leasing (pursuant to a Capital Lease) of fixed or capital assets or additions to property, plant, or equipment (including replacements, capitalized repairs, and improvements) which should be capitalized on the balance sheet of such Person in accordance with GAAP. “Capital Lease” means any lease of Property which in accordance with GAAP is required to be capitalized on the balance sheet of the lessee. “Capitalized Lease Obligation” means, for any Person, the amount of the liability shown on the balance sheet of such Person in respect of a Capital Lease determined in accordance with GAAP. “Capital Stock” of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock and limited liability or partnership interests (whether general or limited), but excluding any debt securities convertible into such equity. “CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, or the CARES Act and applicable rules and regulations, as amended from time to time. “Cash Collateralize” means to pledge and deposit with or deliver to Administrative Agent, as collateral for L/C Obligations, cash to be held in a Collateral Account, or, if Administrative Agent shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to Administrative Agent, in an amount equal to 103% of the aggregate L/C Obligations (or such greater amount as Administrative Agent may determine is necessary to pay the face amount thereof plus all fees and expenses expected to accrue with respect to all outstanding Letters of Credit through the expiration date of such Letters of Credit). “CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§9601 et seq., and any future amendments. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any Law, (b) any change in any Law or in the

-9- 751970602 administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline, interpretation or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means any of (a) the acquisition by any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) at any time of beneficial ownership of 35% or more of the outstanding capital stock or other equity interests of Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully diluted basis, (b) the failure of individuals who are members of the board of directors (or similar governing body) of Borrower on the Closing Date (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on the Closing Date or previously so approved) to constitute a majority of the board of directors (or similar governing body) of Borrower, or (c) any “Change of Control” (or words of like import), as defined in any agreement or indenture relating to any issue of Indebtedness for Borrowed Money of Borrower or any Subsidiary shall occur. “Closing Date” means the date of this Agreement or such later Business Day upon which each condition described in Section 4.1 shall be satisfied or waived in a manner acceptable to Administrative Agent in its discretion. “Closing Date Acquisition” means the transactions contemplated by the Closing Date Acquisition Agreement. “Closing Date Acquisition Agreement” means that certain Equity Purchase Agreement, dated as of August 13, 2019, between Greg K. Rogers, Philip T. Travis, as trustee of the Lorin L. Rogers 2018 Trust, Kimberlin Rogers 2018 Trust, Gregory K. Rogers 2018 Trust and Mary K. Rogers 2018 Trust, LK Gregory Construction, Inc., Plateau Excavation, Inc., DeWitt Excavation, LLC and the Borrower, as the same may be amended, restated, supplemented, or otherwise modified from time to time pursuant to the terms thereof and hereof. “Closing Date Target” means the “Acquired Companies” as defined in the Closing Date Acquisition Agreement. “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute thereto. “Collateral” means all properties, rights, interests, and privileges from time to time subject to the Liens granted to Administrative Agent, or any security trustee therefor, by the Collateral Documents. “Collateral Account” is defined in Section 8.4(b).

-10- 751970602 “Collateral Documents” means the Security Agreement, any Intercreditor Agreement, and all other security agreements, pledge agreements, assignments, financing statements, control agreements, landlord waivers, collateral access agreements, bailee waivers and other documents as shall from time to time secure or relate to the Obligations, the Hedging Liability, and the Funds Transfer and Deposit Account Liability or any part thereof. “Commitments” means the Revolving Credit Commitments and the Term Loan Commitments. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended, and any successor statute thereto. “Conforming Changes” means with respect to either the use of administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” the definition of “U.S. Government Securities Business Day”, the timing and frequency of determining rates and making payments of interest, the timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Credit” means any of the Revolving Credit or the Term Credit. “Credit Event” means the advancing of any Loan, or the issuance of, or extension of the expiration date or increase in the amount of, any Letter of Credit. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Default” means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default. “Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Loans, participations in L/C Obligations or participations in Swing Loans required to be funded by it hereunder (herein, a “Defaulted Loan”) within two (2) Business Days of the date required to be funded by it hereunder unless such failure has been cured or such Lender notifies the

-11- 751970602 Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, in each case unless such failure has been cured, (b) has otherwise failed to pay over to Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, unless the subject of a good faith dispute or unless such failure has been cured, (c) has notified the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (d) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (e) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding or a receiver or conservator has been appointed for such Lender. “Defaulting Lender Excess” means, with respect to any Defaulting Lender, the excess, if any, of such Defaulting Lender’s Percentage of the aggregate outstanding principal amount of Loans of all Lenders (calculated as if all Defaulting Lenders other than such Defaulting Lender had funded all of their respective Defaulted Loans) over the aggregate outstanding principal amount of all Loans of such Defaulting Lender. “Defaulting Lender Period” means, with respect to any Defaulting Lender, the period commencing on the date upon which such Lender first became a Defaulting Lender and ending on the earliest of the following dates: (i) the date on which all Commitments are cancelled or terminated and/or the Obligations are declared or become immediately due and payable and (ii) the date on which (a) such Defaulting Lender is no longer insolvent, the subject of a bankruptcy or insolvency proceeding or, if applicable, under the direction of a receiver or conservator, (b) the Defaulting Lender Excess with respect to such Defaulting Lender shall have been reduced to zero (whether by the funding by such Defaulting Lender of any Defaulted Loans of such Defaulting Lender or otherwise), and (c) such Defaulting Lender shall have delivered to Borrower and Administrative Agent a written reaffirmation of its intention to honor its obligations hereunder with respect to its Commitments. “Designated Disbursement Account” means the account of Borrower maintained with Administrative Agent or its Affiliate and designated in writing to Administrative Agent as Borrower’s Designated Disbursement Account (or such other account as Borrower and Administrative Agent may otherwise agree). “Designated Jurisdiction” means, at any time, a country, region or territory which is itself the subject or target of comprehensive Sanctions.

-12- 751970602 “Disposition” means the sale, lease, conveyance or other disposition of Property, other than sales or other dispositions expressly permitted under Sections 7.4(a), 7.4(b), 7.4(c), 7.4(d), 7.4(e), 7.4(f) or 7.4(g). “Disqualified Institution” means (a) any Person that is a competitor of the Borrower and its Subsidiaries designated in writing by the Borrower to the Administrative Agent from time to time and (b) Affiliates of any such Persons described in clause (a) (other than any such Affiliates that are primarily engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course) that are either (x) clearly identifiable as Affiliates of such Persons on the basis of such Affiliate’s name or (y) designated in writing by the Borrower to the Administrative Agent from time to time; provided that, for the avoidance of doubt, any such additional designation shall not apply retroactively to any prior assignment to any Lender permitted hereunder at the time of such assignment. “Domestic Subsidiary” means a Subsidiary that is not a Foreign Subsidiary. “EBITDA” means, with reference to any period, the sum of: (a) Net Income for such period; plus (b) all amounts deducted in arriving at such Net Income amount (and not added back) for, without duplication: (i) Interest Expense for such period; (ii) federal, state, and local income taxes for such period; (iii) depreciation of fixed assets and amortization of intangible assets for such period; (iv) any fees, costs and expenses related to any investment, Acquisition (including the Closing Date Acquisition), disposition or recapitalization permitted hereunder or the incurrence of indebtedness permitted to be incurred hereunder (including a refinancing thereof) (whether or not successful), provided that the aggregate amount to be added back pursuant to this clause (iv) for any period of four consecutive fiscal quarters shall not exceed 15% of the aggregate EBITDA for such period (determined after giving effect to such increase in EBITDA for such period on account of this clause (iv)); (v) non-cash expenses resulting from any employee benefit or management or director compensation plan or the grant of stock and stock options and other equity and equity-based interests to employees, directors or other service providers of Borrower or any Subsidiary pursuant to a written plan or agreement; (vi) any non-cash losses realized upon the disposition of Property (including abandoned or discontinued operations or product lines); and (vii) any non-cash losses, charges or write-offs in connection with heavy civil contract no. 1409, provided that the aggregate amount to be added back pursuant to this

-13- 751970602 clause (vii) for all periods from and after the fiscal quarter ending September 30, 2019 shall not exceed $7,500,000; minus (c) any non-cash gains realized upon the disposition of Property (including abandoned or discontinued operations or product lines). Notwithstanding anything to the contrary in this Agreement, for the purposes of determining EBITDA for any period that includes the September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019 fiscal quarters, EBITDA for such fiscal quarters shall be deemed to be $44,563,000, $27,236,000, $26,861,000 and $38,276,000, respectively, in each case, as may be subject to pro forma adjustments or other adjustments contemplated in Section 1.3. “ECF Percentage” means, as of any date of determination, (a) if Borrower’s Total Leverage Ratio is greater than or equal to 2.50 to 1.00, 50%, (b) if Borrower’s Total Leverage Ratio is greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00, 25%, and (c) if Borrower’s Total Leverage Ratio is less than 2.00 to 1.00, 0%. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with the public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and (d) any other Person (other than a natural person) approved by (i) Administrative Agent, (ii) in the case of any assignment of a Revolving Credit Commitment, the L/C Issuer, and (iii) unless an Event of Default has occurred and is continuing, Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include Borrower or any Guarantor or any of Borrower’s or such Guarantor’s Affiliates or Subsidiaries, any Defaulting Lender or any Affiliate of a Defaulting Lender. “Eligible Line of Business” means any business engaged in as of the date of this Agreement by Borrower or any of its Subsidiaries or any business complementary thereto. “Environmental Claim” means any investigation, notice, violation, demand, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding or claim (whether administrative, judicial or private in nature) arising (a) pursuant to, or in connection with an actual

-14- 751970602 or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Material, (c) from any abatement, removal, remedial, corrective or response action in connection with a Hazardous Material, Environmental Law or order of a Governmental Authority under Environmental Law or (d) from any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment. “Environmental Law” means any current or future Legal Requirement pertaining to (a) the protection of health, safety and the indoor or outdoor environment, (b) the conservation, management or use of natural resources and wildlife, (c) the protection or use of surface water or groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material or (e) pollution (including any Release to air, land, surface water or groundwater), and any amendment, rule, regulation, order or directive issued thereunder. “Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto. “ERISA Affiliate” means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of the Borrower under Code Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of the Borrower under Code Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the Code, any organization subject to ERISA that is a member of an affiliated service group of which the Borrower is a member under Code Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the Code, any Person subject to ERISA that is a party to an arrangement with the Borrower and whose employees are aggregated with the employees of the Borrower under Code Section 414(o). “ERISA Event” means (a) any “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the determination that any Plan is considered an at-risk plan or that any Multiemployer Plan is endangered or is in critical status within the meaning of Sections 430 or 432 of the IRC or Sections 303 or 305 of ERISA, as applicable; (c) the incurrence by the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA, other than for PBGC premiums not yet due; (d) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or to appoint a trustee to administer any Plan or the occurrence of any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (e) the appointment of a trustee to administer any Plan; (f) the withdrawal of the Borrower or any ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which such entity was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or the cessation of operations by the Borrower or any ERISA Affiliate that would be treated as a withdrawal from a Plan under Section 4062(e) of ERISA; (g) the partial or complete withdrawal

-15- 751970602 by the Borrower or any ERISA Affiliate from any Multiemployer Plan, the receipt by Borrower or any ERISA Affiliate of any notice of any claim for or demand for Withdrawal Liability, or a notification that a Multiemployer Plan is insolvent, or (h) the taking of any action to terminate any Plan or Multiemployer Plan under Section 4041 or 4041A of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” means any event or condition identified as such in Section 8.1. “Event of Loss” means, with respect to any Property, any of the following: (a) any loss, destruction or damage of such Property which results in the receipt by any Loan Party or Subsidiary or Project Specific JV of any cash insurance proceeds (other than any such receipt by an Affiliated Entity or Project Specific JV constituting an Excluded Subsidiary, except to the extent such proceeds are distributed to the Borrower or any Subsidiary (other than an Affiliated Entity)) or (b) any condemnation, seizure, or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or the requisition of the use of such Property which results in the receipt by any Loan Party or Subsidiary of a condemnation award payable by reason thereof (other than any such receipt by an Affiliated Entity or Project Specific JV constituting an Excluded Subsidiary, except to the extent such proceeds are distributed to the Borrower or any Subsidiary (other than an Affiliated Entity)). “Excess Cash Flow” means, with respect to any period, the amount (if any) by which (a) EBITDA (but determined for such purposes without giving effect to any extraordinary gains or losses) during such period exceeds (b) the sum (without duplication) of (i) Interest Expense payable in cash during such period, plus (ii) federal, state and local income taxes payable in cash during such period by the Borrower and its Subsidiaries, including any such payments made by the Borrower or any Subsidiary with the proceeds of distributions from any Affiliated Entity or Project Specific JV and attributable to the taxable income of such Affiliated Entity or Project Specific JV or any of its Subsidiaries, plus (iii) the aggregate amount of payments required to be made, and actually made, by Borrower and its Subsidiaries during such period in respect of all principal on all Indebtedness for Borrowed Money (whether at maturity, as a result of mandatory sinking fund redemption, mandatory prepayment, acceleration or otherwise, but excluding payments made under the Revolving Credit and excluding prepayments of the Term Loans made under Section 2.9), plus (iv) the aggregate amount of Capital Expenditures made by Borrower and its Subsidiaries during such period to the extent permitted by this Agreement and not financed with proceeds of Indebtedness for Borrowed Money (but excluding credit extended under the Revolving Credit), plus (v) the aggregate amount of payments made in cash by the Borrower and its Subsidiaries during such period in respect of Permitted Acquisitions, plus (vi) cash losses, charges, expenses, costs and fees deducted in the calculation of Net Income and added back in the calculation of EBITDA for such period, plus (vii) the aggregate amount of Restricted Payments made by Borrower during such period and permitted under Section 7.6 plus (viii) any increases in non-debt, non-cash working capital of Borrower and its Subsidiaries for such period, minus (ix) any decreases in non-debt, non-cash working capital of Borrower and its Subsidiaries for such period.

-16- 751970602 “Excluded Account” means (i) payroll accounts, (ii) petty cash accounts, (iii) each account which is used solely as an escrow account, fiduciary account or trust account for the benefit of third parties, (iv) accounts used solely to cash collateralize letter of credit obligations, (v) accounts used solely as cash management accounts for Project Specific JVs to fund the initial capitalization of project costs or the ongoing operational costs of the project for which such Project Specific JV was created or formed, and (vi) withholding tax accounts; provided, that aggregate amount on deposit in any Excluded Accounts pursuant to clauses (ii), (iii) and (iv) shall not at any time exceed $10,000,000. “Excluded Subsidiary” means (a) any Foreign Subsidiary, and (b) any Project Specific JV or Domestic Subsidiary (including, as of the Closing Date, (i) Myers & Sons Construction, L.P., a California limited partnership, (ii) Myers & Sons Construction, LLC, a California limited liability company, (iii) Road and Highway Builders, LLC, a Nevada limited liability company, (iv) Road and Highway Builders, Inc., a Nevada corporation, (v) Sterling Hawaii Asphalt, LLC, a Hawaii limited liability company (clauses (i) - (v) being collectively, the “Affiliated Entities”)) solely to the extent that such Project Specific JV or Domestic Subsidiary is prohibited by the Organizational Documents of such Person in effect at the time such Subsidiary is acquired or created after the Closing Date or by requirement of Law from guaranteeing the Obligations; provided, in each case, that such contractual obligation was not entered into in contemplation of permitting such Domestic Subsidiary not to become a Guarantor and this clause (b) shall not be applicable if consent has been obtained to provide such guarantee and for so long as such contractual obligation or replacement or renewal thereof is in effect. “Excluded Swap Obligation” means any Swap Obligation of a Loan Party (other than the direct counterparty of such Swap Obligation) if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the Guaranty of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal. “Federal Funds Rate” means the fluctuating interest rate per annum described in part (i) of clause (b) of the definition of Base Rate. “Fixed Charge Coverage Ratio” means, with reference to any period of four consecutive fiscal quarters, the ratio of (a) (i) EBITDA for the four fiscal quarter period then ended, less (ii) unfinanced Capital Expenditures made by Borrower and its Subsidiaries during such period (but excluding any Capital Expenditures made with Net Cash Proceeds from any Disposition or Event of Loss that are reinvested pursuant to Section 2.9(b)(i) or Capital Expenditures constituting any portion of the purchase price of a Permitted Acquisition which is accounted for as a Capital Expenditure), to (b) the sum of (i) Interest Expense paid in cash during such period, (ii) scheduled payments of principal in respect of Indebtedness for Borrowed Money made during such period,

-17- 751970602 (iii) all federal, state, and local income taxes paid in cash by Borrower and its Subsidiaries during such period and (iv) the aggregate amount of Restricted Payments during such period. “Floor” means the rate per annum of interest equal to 0.00%. “Foreign Subsidiary” means each Subsidiary which (a) is organized under the laws of a jurisdiction other than the United States of America or any state thereof or the District of Columbia, (b) conducts substantially all of its business outside of the United States of America, and (c) has substantially all of its assets outside of the United States of America. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business. “Funds Transfer and Deposit Account Liability” means the liability of Borrower or any Subsidiary owing to any of the Lenders, or any Affiliates of such Lenders (or any Person that was a Lender or an Affiliate of a Lender at the time of the entering into such agreement or arrangement), arising out of (a) the execution or processing of electronic transfers of funds by automatic clearing house transfer, wire transfer or otherwise to or from deposit accounts of Borrower and/or any Subsidiary now or hereafter maintained with any of the Lenders or their Affiliates (or any Person that was a Lender or an Affiliate of a Lender at the time of the entering into such agreement or arrangement), (b) the acceptance for deposit or the honoring for payment of any check, draft or other item with respect to any such deposit accounts, and (c) any other deposit, disbursement, and cash management services afforded to Borrower or any Subsidiary by any of such Lenders or their Affiliates (or any Person that was a Lender or an Affiliate of a Lender at the time of the entering into such agreement or arrangement), and (d) any debit cards and credit cards maintained with any Lender or any of its Affiliates (or any Person that was a Lender or an Affiliate of a Lender at the time of the entering into such agreement or arrangement). “GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantor” and “Guarantors” each is defined in Section 6.12(a). “Guaranty” and “Guaranties” each is defined in Section 6.12(a).

-18- 751970602 “Hazardous Material” means any substance, chemical, compound, product, solid, gas, liquid, waste, byproduct, pollutant, contaminant or material which is hazardous or toxic, and includes (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof) and (b) any material classified or regulated as “hazardous” or “toxic” or words of like import pursuant to an Environmental Law. “Hazardous Material Activity” means any activity, event or occurrence involving a Hazardous Material, including the manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation, handling of or corrective or response action to any Hazardous Material. “Hedging Agreement” means any agreement with respect to any Hedging Liability. “Hedging Liability” means the liability of Borrower or any Subsidiary to any of the Lenders, or any Affiliates of such Lenders (or any Person that was a Lender or an Affiliate of a Lender at the time of the entering into such agreement or arrangement), in respect of any interest rate, foreign currency, and/or commodity swap, exchange, cap, collar, floor, forward, future or option agreement, or any other similar interest rate, currency or commodity hedging arrangement, as Borrower or such Subsidiary, as the case may be, may from time to time enter into with any one or more of the Lenders party to this Agreement or their Affiliates (or any Person that was a Lender or an Affiliate of a Lender at the time of the entering into such agreement or arrangement); provided, that Hedging Liability shall not include Excluded Swap Obligations. “Hostile Acquisition” means the acquisition of the capital stock or other equity interests of a Person through a tender offer or similar solicitation of the owners of such capital stock or other equity interests which has not been approved (prior to such acquisition) by resolutions of the Board of Directors of such Person or by similar action if such Person is not a corporation, or as to which such approval has been withdrawn. “Indebtedness for Borrowed Money” means for any Person (without duplication) (a) all indebtedness created, assumed or incurred in any manner by such Person representing money borrowed (including by the issuance of debt securities), (b) all indebtedness for the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business), (c) all indebtedness secured by any Lien upon Property of such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness, but limited to the lesser of (1) the fair market value of the Property subject to such Lien and (2) the aggregate amount of the obligations so secured, (d) all Capitalized Lease Obligations of such Person, and (e) all obligations of such Person on or with respect to letters of credit, bankers’ acceptances and other extensions of credit whether or not representing obligations for borrowed money. “Intercreditor Agreement” means any intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent entered into from time to time between the Administrative Agent and any counterparty under any Bonding Agreements. “Interest Expense” means, with reference to any period, the sum of all interest charges (including imputed interest charges with respect to Capitalized Lease Obligations and all

-19- 751970602 amortization of debt discount and expense) of Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP. “Interest Payment Date” means (a) with respect to any Base Rate Loan (other than Swing Loans), the last day of every calendar quarter) and on the maturity date, (b) as to any SOFR Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at three month intervals after the first day of such Interest Period, and on the maturity date and (c) as to any Swing Loan, (i) bearing interest by reference to the Base Rate, the last day of every calendar month, and on the maturity date and (ii) bearing interest by reference to the Swing Line Lender’s Quoted Rate, the last day of the Interest Period with respect to such Swing Loan, and on the maturity date; provided that, as to any such Loan, (i) if any such date would be a day other than a Business Day, such date shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such date shall be the next preceding Business Day and (ii) the Interest Payment Date with respect to any Borrowing that occurs on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in any applicable calendar month) shall be the last Business Day of any such succeeding applicable calendar month. “Interest Period” means the period commencing on the date a Borrowing of SOFR Loans or Swing Loans (bearing interest at the Swing Line Lender’s Quoted Rate) is advanced, continued, or created by conversion and ending (a) in the case of Term SOFR, the period commencing on the date of such Loan or Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter, as specified in the applicable borrowing request or interest election request and (b) in the case of Swing Loans bearing interest at the Swing Line Lender’s Quoted Rate, on the date one (1) to ten (10) Business Days thereafter as mutually agreed by Borrower and the Swing Line Lender, provided, that: i. no Interest Period shall extend beyond the final maturity date of the relevant Loans; ii. no Interest Period with respect to any portion of the Term Loans shall extend beyond a date on which Borrower is required to make a scheduled payment of principal on the Term Loans unless the sum of (a) the aggregate principal amount of Term Loans that are Base Rate Loans plus (b) the aggregate principal amount of Term Loans that are SOFR Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount to be paid on the Term Loans on such payment date; iii. whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, provided that, if such extension would cause the last day of an Interest Period for a Borrowing of SOFR Loans to occur in the following calendar month, the last day of such Interest Period shall be the immediately preceding Business Day; iv. for purposes of determining an Interest Period for a Borrowing of SOFR Loans, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, that if there is no

-20- 751970602 numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end; and v. no tenor that has been removed from this definition pursuant to Section 3.9 below shall be available for specification in such Borrowing Request or Interest Election Request. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, regulations, ordinances, codes, obligatory government orders, decrees and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “L/C Issuer” means BMO Harris Bank N.A. or any other Lender that, at the request of Borrower and with the consent of the Administrative Agent (such consent not to be unreasonably withheld), agrees to issue Letters of Credit, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.3(h). “L/C Obligations” means the aggregate undrawn face amounts of all outstanding Letters of Credit and all unpaid Reimbursement Obligations. “L/C Sublimit” means $75,000,000, as reduced pursuant to the terms hereof. “Lead Arrangers” means BMO Capital Markets Corp. and BofA Securities, Inc., in their capacities as joint lead arrangers and joint book runners hereunder. “Left Lead Arranger” means BMO Capital Markets Corp., in its capacity as left lead arranger and book runner hereunder. “Legal Requirement” means any treaty, convention, statute, law, regulation, ordinance, license, permit, governmental approval, injunction, judgment, order, consent decree or other requirement of any Governmental Authority, whether federal, state, or local. “Lenders” means and includes BMO Harris Bank N.A. and the other financial institutions from time to time party to this Agreement, including each assignee Lender pursuant to Section 11.10 and, unless the context otherwise requires, the Swing Line Lender. “Lending Office” is defined in Section 3.7. “Letter of Credit” is defined in Section 2.3(a). “Lien” means any mortgage, lien, security interest, pledge, charge or encumbrance of any kind in respect of any Property, including the interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement.

-21- 751970602 “Liquidity” means, as of any date of determination, the sum of (i) the amount of unrestricted cash of Borrower and its Subsidiaries on such date and unrestricted investments of Borrower and its Subsidiaries permitted under Section 7.3(a), (b), (c), (d) and (e) on such date and (ii) the Unused Revolving Credit Commitments. For purposes of determining clause (ii) above, the Unused Revolving Credit Commitments shall for purposes of this definition exclude any amounts that would cause the Borrower to not be in compliance with the Total Leverage Ratio set forth in Section 7.12 hereof, calculated on a pro forma basis as if such amounts were drawn. “Loan” means any Revolving Loan, Swing Loan or Term Loan, whether outstanding as a Base Rate Loan or SOFR Loan or otherwise, each of which is a “type” of Loan hereunder. “Loan Documents” means this Agreement, the Notes (if any), the Applications, the Collateral Documents, the Guaranties, and each other instrument or document to be delivered hereunder or thereunder or otherwise in connection therewith. “Loan Parties” means Borrower and each Guarantor, collectively. “Material Adverse Effect” means (a) a material adverse change in, or material adverse effect upon, the operations, business, Property, condition (financial or otherwise) or prospects of Borrower and its Subsidiaries taken as a whole, (b) a material impairment of the ability of the Loan Parties taken as a whole to perform their material obligations under any Loan Document or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against Borrower or any Subsidiary of any Loan Document or the rights and remedies of Administrative Agent and the Lenders thereunder or (ii) the perfection or priority of any Lien granted under any Collateral Document. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate contributes, is obligated to contribute, or has any liability (contingent or otherwise). “Net Cash Proceeds” means, as applicable, (a) with respect to any Disposition by a Person, cash and cash equivalent proceeds received by or for such Person’s account, net of (i) attorneys’ fees, accountants’ fees, investment banking fees, amounts required to be applied to the repayment of indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Disposition and other customary and reasonable costs, fees and expenses actually incurred in connection with such Disposition and (ii) sale, use or other transactional taxes paid or payable by such Person as a result of such Disposition, (b) with respect to any Event of Loss of a Person, cash and cash equivalent proceeds received by or for such Person’s account (whether as a result of payments made under any applicable insurance policy therefor or in connection with condemnation proceedings or otherwise), net of attorneys’ fees, accountants’ fees, amounts required to be applied to the repayment of indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Disposition and other customary and reasonable costs, fees and expenses actually incurred in connection with the collection of such proceeds, awards or other payments, and (c) with respect to any offering of equity securities of a Person or the issuance of any Indebtedness for Borrowed Money by a Person, cash and cash equivalent

-22- 751970602 proceeds received by or for such Person’s account, net of the legal, underwriting, investment banking and accountants’ fees, underwriting discounts and commissions and other customary and reasonable costs, fees and expenses actually incurred in connection therewith. “Net Income” means, with reference to any period, the net income (or net loss) of Borrower and its Subsidiaries for such period computed on a consolidated basis in accordance with GAAP, which shall be set forth in the Borrower’s publicly filed financial statements as the “Net Income” or “Net Loss”; provided that there shall be excluded from Net Income (a) the net income (or net loss) of any Person accrued prior to the date it becomes a Subsidiary of, or has merged into or consolidated with, Borrower or another Subsidiary, (b) the net income (or net loss) of any Affiliated Entity or any other Subsidiary (other than a Project Specific JV) that is not a Loan Party to the extent that such Person has discontinued the payment of dividends or other distributions, or decreased the amount of such dividends or other distributions in a manner not consistent with historical practices by such Person (or shall fail to pay such dividends or other distributions on at least an annual basis), or failed to pay such dividends or other distributions to the extent required under such Person’s Organizational Documents, except to the extent of the amount of dividends or other distributions actually paid to Borrower or any other Loan Party by such Person during such period and (c) the forgiveness of any portion of any SBA PPP Loan; provided further that the amount of any such net income (or loss) attributable to any such Person that is not wholly owned (directly or indirectly) by the Borrower shall be limited to the percentage of the total Equity Interests of such Person owned (directly or indirectly) by the Borrower. “Net Worth” means, for any Person and at any time that same is to be determined, total shareholder’s equity (including capital stock, additional paid-in capital, and retained earnings after deducting treasury stock) which would appear on the balance sheet of such Person in accordance with GAAP. “Note” and “Notes” each is defined in Section 2.11. “Obligations” means all obligations of Borrower to pay principal and interest on the Loans, all Reimbursement Obligations owing under the Applications, all fees and charges payable hereunder, and all other payment obligations of Borrower or any of its Subsidiaries arising under or in relation to any Loan Document, and all Funds Transfer and Deposit Account Liability and Hedging Liability, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired; provided, that Obligations shall not include Excluded Swap Obligations. “OCM Warrants” means the (i) warrant dated April 3, 2017 bearing certificate no. W-001 issued by Borrower to OCM Sterling NE Holdings, LLC to purchase certain capital stock of the Borrower, and (ii) warrant dated April 3, 2017 bearing certificate no. W-002 issued by Borrower to OCM Sterling E Holdings, LLC to purchase certain capital stock of the Borrower, each as amended, restated, amended and restated, modified or supplemented from time to time. “OFAC” means the United States Department of Treasury Office of Foreign Assets Control.

-23- 751970602 “OFAC SDN List” means the list of the Specially Designated Nationals and Blocked Persons maintained by OFAC. “Organizational Documents” means, with respect to any Person (other than an individual), such Person’s Articles or Certificate of Incorporation, operating agreement or equivalent formation documents, such Person’s bylaws, regulations, trust agreement or equivalent governing documents and any similar organizational documents of such Person. “Participating Interest” is defined in Section 2.3(e). “Participating Lender” is defined in Section 2.3(e). “Patriot Act” is defined in Section 11.23. “PBGC” means the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions under ERISA. “Percentage” means for any Lender its Revolver Percentage or, Term Loan Percentage, as applicable; and where the term “Percentage” is applied on an aggregate basis (including Section 9.6), such aggregate percentage shall be calculated by aggregating the separate components of the Revolver Percentage and Term Loan Percentage, and expressing such components on a single percentage basis. “Permitted Acquisition” means (x) the Third Amendment Acquisitions and (y) any other Acquisition with respect to which all of the following conditions shall have been satisfied: (a) the Acquired Business is in an Eligible Line of Business and has its primary operations within the United States of America or Canada; (b) the Acquisition shall not be a Hostile Acquisition; (c) the financial statements of the Acquired Business shall have been audited by a nationally recognized accounting firm or such financial statements shall have undergone review of a scope satisfactory to Administrative Agent; (d) the Total Consideration for the Acquired Business (other than in the case of the Third Amendment Acquisitions) shall not exceed $150,000,000; (e) after giving effect to the Acquisition and any Credit Event in connection therewith, no Default or Event of Default shall exist; (f) the Acquired Business has positive EBITDA for the immediately preceding four- quarter period; (g) Borrower shall have delivered to Administrative Agent, at least five (5) Business Days prior to such Acquisition, or such shorter period as Administrative Agent may consent to in its sole discretion, (i) written notice of such Acquisition, which notice shall be accompanied by (i) current drafts of the applicable acquisition documents (and final copies thereof as and when

-24- 751970602 executed) and (ii) a due diligence package reasonably requested by Administrative Agent, which package shall include the following with regard to the Acquisition in the case of an Acquired Business: (A) a pro forma balance sheet (after giving effect to such Acquisition) for Borrower and its Subsidiaries; (B) pro forma financial projections (after giving effect to such Acquisition) for Borrower and its Subsidiaries for the greater of (x) the twelve (12) month period following such Acquisition and (y) the later of the Term Loan Maturity Date or Revolving Credit Termination Date then in effect; (C) historical financial statements of the Person to be (or whose assets are to be) acquired for the three (3) fiscal years prior to such Acquisition (or for such shorter period that financial statements have been made available to Borrower), together with financial statements of such Person for the most recent fiscal quarter and the fiscal year to date period for which financial statements are available; and (D) solely for any Permitted Acquisition for a Total Consideration equal to or greater than $50,000,000, a quality of earnings report or audit to the extent one is prepared, and in any event with respect to the quality of earnings report or similar report from a nationally recognized accounting firm (or another third party firm reasonably acceptable to the Administrative Agent); (h) Borrower shall have delivered to Administrative Agent a certificate of a Responsible Officer (i) demonstrating, to the satisfaction of Administrative Agent, on a pro forma basis as of the most recently completed calendar quarter for which financial statements have been prepared and finalized by Borrower (and attaching the relevant financial statements), compliance with clause (i) below and (ii) certifying that all requirements for a Permitted Acquisition will be satisfied prior to the closing of such Acquisition; (i) both before and after giving effect to such Acquisition and all debt and other liabilities (including earnouts) to be incurred in connection therewith, (i) Borrower shall be in compliance with Section 7.12 on a pro forma basis, (ii) the (A) Total Leverage Ratio shall not on a pro forma basis exceed the lesser of (1) 3.00 to 1.00 and (2) 0.25 to 1.00 less than the applicable covenant level at such time in Section 7.12(a) and (B) Senior Secured Leverage Ratio shall not on a pro forma basis exceed 2.50 to 1.00 and (y) Liquidity shall be at least $40,000,000; (j) Such Acquisition shall be made by Borrower or a Guarantor and structured as (i) an asset acquisition of all or substantially all of the assets of the applicable target (or all or substantially all of a line or line of business of target), (ii) a merger of a target into Borrower or a Guarantor, with Borrower or such Guarantor as the surviving entity, or (iii) a purchase of all or substantially all of the capital stock of the applicable target; and (k) if a new Subsidiary is formed or acquired as a result of or in connection with the Acquisition, Borrower shall have complied with the requirements of Section 6.12 in connection therewith. “Permitted Encumbrances” is defined in Section 7.2. “Permitted Refinancing Indebtedness” means, with respect to any indebtedness, any extension, refinancing, modification, amendment or restatement of such indebtedness; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the indebtedness so extended, refinanced, modified, amended or restated except by an amount equal to unpaid accrued interest and premium thereon

-25- 751970602 plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such extension, refinancing, modification, amendment or restatement, (b) such extension, refinancing, modification, amendment or restatement has a final maturity date equal to or later than the final maturity date of, and has a weighted average life to maturity equal to or greater than the weighted average life to maturity of, the indebtedness being extended, refinanced, modified, amended or restated, (c) at the time thereof, no Default or Event of Default shall have occurred and be continuing, (d) to the extent such indebtedness being so extended, refinanced, modified, amended or restated is secured by a Lien, the Lien securing such indebtedness as extended, refinanced, modified, amended or restated shall not be senior in priority to the Lien securing the Indebtedness being extended, refinanced, modified, amended or restated or attach to any additional property, (e) if such indebtedness being extended, refinanced, modified, amended or restated is Subordinated Debt, such extension, refinancing, modification, amendment or restatement is Subordinated Debt on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being so extended, refinanced, modified, amended or restated, (f) the terms and conditions (excluding as to interest rate and redemption premium) of any such extended, refinanced, modified, amended or restated indebtedness, taken as a whole, are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being extended, refinanced, modified, amended or restated and (g) such extension, refinancing, modification, amendment or restatement is incurred by a Person who is the obligor of the indebtedness being so extended, refinanced, modified, amended or restated. “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof. “Plan” means any employee pension benefit plan as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or the minimum funding standards under Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Premises” means the real property owned or leased by Borrower or any Subsidiary, including the real property and improvements thereon owned by Borrower or any Subsidiary subject to the Lien of any of the Collateral Documents. “Project Specific JVs” shall mean any project-specific joint ventures, whether created through a contractual arrangement or the ownership of Equity Interests, by a Loan Party or any of its Subsidiaries, including any such project-specific joint ventures described in the Borrower’s filings with the Securities and Exchange Commission pursuant to which a partner of such Project Specific JV acts as a sponsor or manager but may not hold Equity Interests in such Project Specific JV. “Property” means, as to any Person, all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent balance sheet of such Person and its subsidiaries under GAAP.

-26- 751970602 “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “RCRA” means the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq., and any future amendments. “Reimbursement Obligation” is defined in Section 2.3(c). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migration, dumping, or disposing into the indoor or outdoor environment, including the abandonment or discarding of barrels, drums, containers, tanks or other receptacles containing or previously containing any Hazardous Material. “Relevant Governmental Body” means the FRB and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB and/or the Federal Reserve Bank of New York, or any successor thereto. “Required Lenders” means, as of the date of determination thereof, at least two Lenders whose combined outstanding Loans and interests in Letters of Credit and Unused Revolving Credit Commitments constitute more than 50% of the sum of the total outstanding Loans, interests in Letters of Credit, and Unused Revolving Credit Commitments of the Lenders. “Rescindable Amount” is defined in Section 2.13. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” shall mean the chief executive officer, president, vice president, chief financial officer, treasurer, controller or comptroller or other similar officer of the Borrower, but in any event, with respect to financial matters, the chief financial officer, treasurer, controller, comptroller, vice president finance or other similar officer of the Borrower. “Revolver Percentage” means, for each Lender, the percentage of the Revolving Credit Commitments represented by such Lender’s Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the percentage held by such Lender (including through participation interests in Reimbursement Obligations) of the aggregate principal amount of all Revolving Loans and L/C Obligations then outstanding.

-27- 751970602 “Revolving Credit” means the credit facility for making Revolving Loans and Swing Loans and issuing Letters of Credit described in Sections 2.2, 2.3 and 2.7. “Revolving Credit Commitment” means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Swing Loans and Letters of Credit issued for the account of Borrower hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. Borrower and the Lenders acknowledge and agree that the Revolving Credit Commitments of the Lenders aggregate $75,000,000 on the date hereof. “Revolving Credit Termination Date” means the fifth anniversary of the Closing Date, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 2.15, 8.2 or 8.3. “Revolving Loan” is defined in Section 2.2 and, as so defined, includes a Base Rate Loan or a SOFR Loan, each of which is a “type” of Revolving Loan hereunder. “Revolving Note” is defined in Section 2.11. “S&P” means Standard & Poor’s Ratings Services Group, a division of The McGraw Hill Companies, Inc. “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including the OFAC SDN List), the United States Department of State or any other relevant sanctions authority, (b) any Person located, organized or resident in a Designated Jurisdiction or (c) any Person owned or controlled by any such Person or Persons described in clauses (a) or (b) above. “Sanctions” means all economic or financial sanctions, sectoral sanctions, secondary sanctions or trade embargoes imposed, administered or enforced from time to time by the United States government (including those administered by OFAC or the United States Department of State), or any other relevant sanctions authority with jurisdiction over Borrower, any Guarantor or any of their respective Subsidiaries or Affiliates or any other party to this Agreement. “SBA PPP Loans” means loans incurred by certain Subsidiaries of the Borrower under 15 U.S.C. 636(a)(36) (as added to the Small Business Act by Section 11.02 of the CARES Act). “SBA PPP Loan Date” means the date on which the applicable Subsidiary of the Borrower receives the proceeds of the applicable SBA PPP Loan. “Secured Parties” means (a) Administrative Agent, (b) each Lender (including the Swing Line Lender), (c) the L/C Issuer, (d) each Affiliate of a Lender (or any Person that was a Lender or an Affiliate of a Lender at the time of the entering into such agreement or arrangement) to which any Loan Party is obligated in respect of Hedging Liability and/or Funds Transfer and Deposit Account Liability, and (e) each Related Party entitled to indemnification under Section 11.13.

-28- 751970602 “Security Agreement” means that certain Pledge and Security Agreement dated the date of this Agreement among Borrower and the Guarantors and Administrative Agent, in the form attached hereto as Exhibit K, as the same may be amended, modified, supplemented or restated from time to time. “Seller Note” means that certain Subordinated Seller Note, dated as of the date hereof, by Borrower in favor of the holder thereof in the form attached as Exhibit B to the Closing Date Acquisition Agreement, as in effect on the date hereof, the obligations of Borrower under which shall constitute Subordinated Debt. “Senior Secured Funded Debt” means, at any time the same is to be determined, the portion of Total Funded Debt outstanding at the time which is secured by a Lien on any assets of the Borrower or any of its Subsidiaries. “Senior Secured Leverage Ratio” means, as of the last day of any fiscal quarter of Borrower, the ratio of Senior Secured Funded Debt as of the last day of such fiscal quarter to EBITDA of Borrower and its Subsidiaries for the period of four fiscal quarters then ended. “Small Business Act” means the Small Business Act (15 U.S. Code Chapter 14A – Aide to Small Business). “SOFR” means a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York) or a successor administrator of the secured overnight financing rate). “SOFR Loan” means a Loan bearing interest based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate.” “Specified Acquisition Agreement Representations” means such of the representations made by, or with respect to, the Closing Date Target and its Subsidiaries in the Closing Date Acquisition Agreement (as in effect on the date of execution thereof) as are material to the interests of the Lenders, but only to the extent that the Borrower or any of its Subsidiaries have the right to terminate their obligations under the Closing Date Acquisition Agreement as a result of a breach of such representations in such Closing Date Acquisition Agreement or the failure of which representation to be true results in the failure of a condition precedent to the Borrower’s (or any of its Subsidiaries’) obligations to consummate the Closing Date Acquisition in accordance with the Closing Date Acquisition Agreement to be satisfied. “Subordinated Debt” means Indebtedness for Borrowed Money which is subordinated in right of payment to the prior payment of the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability pursuant to subordination provisions approved in writing by Administrative Agent and is otherwise pursuant to documentation that is, which is in an amount that is, and which contains interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies and other material terms that are, in each case, in form and substance satisfactory to Administrative Agent. “Subsidiary” means, (i) as to any particular parent corporation or organization, any other corporation or organization more than 50% of the outstanding Voting Stock of which is at the time

-29- 751970602 directly or indirectly owned by such parent corporation or organization or by any one or more other entities which are themselves subsidiaries of such parent corporation or organization, and (ii) any Person, whether majority- or minority-owned, required by GAAP to be consolidated in the financial reporting of Borrower or any of its Subsidiaries. Unless otherwise expressly noted herein, the term “Subsidiary” means a Subsidiary of Borrower or of any of its direct or indirect Subsidiaries and shall include, for the avoidance of doubt, the Affiliated Entities and the Project Specific JVs. “Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swing Line Lender” means BMO Harris Bank N.A., acting in its capacity as the Lender of Swing Loans hereunder, or any successor Lender acting in such capacity appointed pursuant to Section 11.10. “Swing Line Lender’s Quoted Rate” is defined in Section 2.7(c). “Swing Line Sublimit” means $15,000,000, as reduced pursuant to the terms hereof. “Swing Loan” and “Swing Loans” each is defined in Section 2.7. “Swing Note” is defined in Section 2.11. “Tealstone Acquisition Agreement” means that certain Stock Purchase Agreement dated as of March 8, 2017 among Borrower, the sellers identified on Exhibit A therein and the Sellers’ Representative (as defined therein), providing for the acquisition of all of the issued and outstanding shares of common stock of each of Tealstone Residential Concrete, Inc., a Texas corporation, and Tealstone Commercial, Inc., a Texas corporation. “Tealstone Deferred Payments” mean the “Deferred Payments” as defined in the Tealstone Acquisition Agreement. “Tealstone Seller Notes” mean the “Promissory Notes” as defined in the Tealstone Acquisition Agreement. “Term A-1 Loan” is defined in Section 2.1. “Term A-1 Loan Commitment” means, as to any Lender, the obligation of such Lender to make its Term A-1 Loan on the Closing Date, which such Term A-1 Loan Commitments expired on the Closing Date immediately following the funding of the Term A-1 Loans. “Term A-1 Loan Percentage” means, for each Lender, the percentage of the Term A-1 Loan Commitments represented by such Lender’s Term A-1 Loan Commitment or, if the Term A- 1 Loan Commitments have been terminated or have expired, the percentage held by such Lender of the aggregate principal amount of all Term A-1 Loans then outstanding. “Term A-2 Loan” is defined in Section 2.1.

-30- 751970602 “Term A-2 Loan Commitment” means, as to any Lender, the obligation of such Lender to make its Term A-2 Loan on the Term A-2 Loan Funding Date in the principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof. Borrower and the Lenders acknowledge and agree that the Term A-2 Loan Commitments of the Lenders aggregate $140,000,000 on the Third Amendment Effective Date. “Term A-2 Loan Commitment Termination Date” means, the earlier of (a) the Term A-2 Loan Funding Date and (b) December 31, 2021. “Term A-2 Loan Funding Date” has the meaning ascribed to such term in the Third Amendment. “Term A-2 Loan Percentage” means, for each Lender, the percentage of the Term A-2 Loan Commitments represented by such Lender’s Term A-2 Loan Commitment or, if the Term A- 2 Loan Commitments have been terminated or have expired, the percentage held by such Lender of the aggregate principal amount of all Term A-2 Loans then outstanding. “Term Credit” means the credit facility for the Term Loans described in Section 2.1. “Term Loan” is defined in Section 2.1 and, as so defined, includes a Base Rate Loan or a SOFR Loan, each of which is a “type” of Term Loan hereunder. “Term Loan Commitment” means, with respect to any Lender, the aggregate amount of such Lender’s (a) Term A-1 Loan Commitment and (b) Term A-2 Loan Commitment. “Term Loan Maturity Date” means the fifth anniversary of the Closing Date. “Term Loan Percentage” means, for each Lender, the percentage of the Term Loan Commitments represented by such Lender’s Term Loan Commitment or, if the Term Loan Commitments have been terminated or have expired, the percentage held by such Lender of the aggregate principal amount of all Term Loans then outstanding. “Term Note” is defined in Section 2.11. “Term SOFR” means, for the applicable tenor, the Term SOFR Reference Rate on the day (such day, the “Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to (a) in the case of SOFR Loans, the first day of such applicable Interest Period, or (b) with respect to Base Rate Loans, such day of determination of the Base Rate, in each case as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day.

-31- 751970602 “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Third Amendment” means that certain Third Amendment to Credit Agreement, dated as of the Third Amendment Effective Date, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent. “Third Amendment Acquisitions” has the meaning ascribed to such term in the Third Amendment. “Third Amendment Effective Date” means December 29, 2021. “Total Consideration” means, with respect to an Acquisition, the sum (but without duplication) of (a) cash paid in connection with any Acquisition, (b) indebtedness payable to the seller in connection with such Acquisition, (c) the fair market value of any equity securities, including any warrants or options therefor, delivered in connection with any Acquisition, (d) the present value of covenants not to compete entered into in connection with such Acquisition or other future payments (including earn-outs and other contingent obligations of Borrower or its Subsidiaries) which are required to be made over a period of time (exclusive of salaries paid in the ordinary course of business) (discounted at the Base Rate), but only to the extent not included in clause (a), (b) or (c) above, and (e) the amount of indebtedness assumed in connection with such Acquisition. “Total Funded Debt” means, at any time the same is to be determined, the sum (but without duplication) of (a) all Indebtedness for Borrowed Money of Borrower and its Subsidiaries outstanding at such time, and (b) all Indebtedness for Borrowed Money outstanding of any other Person which is directly or indirectly guaranteed by Borrower or any of its Subsidiaries or which Borrower or any of its Subsidiaries has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which Borrower or any of its Subsidiaries has otherwise assured a creditor against loss; provided that any amounts outstanding under the Seller Note and, unless the Borrower shall have received notice that any SBA PPP Loan will not be forgiven, such SBA PPP Loan, shall be excluded from Total Funded Debt. “Total Leverage Ratio” means, as of the last day of any fiscal quarter of Borrower, the ratio of Total Funded Debt as of the last day of such fiscal quarter to EBITDA of Borrower and its Subsidiaries for the period of four fiscal quarters then ended. “Trade Date” is defined in Section 11.10(d). “Tranche” is defined in Section 2.18(c). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which

-32- 751970602 includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Unused Revolving Credit Commitments” means, at any time, the difference between the Revolving Credit Commitments then in effect and the aggregate outstanding principal amount of Revolving Loans and L/C Obligations. For the avoidance of doubt, the outstanding amount of Swingline Loans shall not be counted towards or considered usage of the Revolving Credit Commitments for purposes of this definition. “U.S. Dollars” and “$” each means the lawful currency of the United States of America. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Voting Stock” of any Person means capital stock or other equity interests of any class or classes (however designated) having ordinary power for the election of directors or other similar governing body of such Person, other than stock or other equity interests having such power only by reason of the happening of a contingency. “Welfare Plan” means a “welfare plan” as defined in Section 3(1) of ERISA. “Wholly owned Subsidiary” means a Subsidiary of which all of the issued and outstanding shares of capital stock (other than directors’ qualifying shares as required by law) or other equity interests are owned by Borrower and/or one or more Wholly owned Subsidiaries within the meaning of this definition. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part 1 of Subtitle E of Title IV of ERISA. “Work-in-Progress Report” means the report in the form of Exhibit I hereto, or in such other form acceptable to Administrative Agent, to be delivered to Administrative Agent and the Lenders pursuant to Section 6.5(h). “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial

-33- 751970602 Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.2 Interpretation. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words “hereof”, “herein”, and “hereunder” and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references to time of day herein are references to Chicago, Illinois, time unless otherwise specifically provided. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement. Unless otherwise expressly provided herein, references to agreements (including this Agreement), other contractual instruments and organizational documents shall be deemed to include all subsequent amendments, restatements and other modifications thereto, but only to the extent such amendments, restatements and other modifications are not prohibited by the terms of any Loan Document and references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such statute or regulation from time to time. Section 1.3 Change in Accounting Principles. If, after the date of this Agreement, there shall occur any change in GAAP from those used in the preparation of the financial statements referred to in Section 5.5 and such change shall result in a change in the method of calculation of any financial covenant, standard or term found in this Agreement, either Borrower or the Required Lenders may by notice to the Lenders and Borrower, respectively, require that the Lenders and Borrower negotiate in good faith to amend such covenants, standards, and terms so as equitably to reflect such change in accounting principles, with the desired result being that the criteria for evaluating the financial condition of Borrower and its Subsidiaries shall be the same as if such change had not been made. No delay by Borrower or the Required Lenders in requiring such negotiation shall limit their right to so require such a negotiation at any time after such a change in accounting principles. Until any such covenant, standard, or term is amended in accordance with this Section 1.3, financial covenants shall be computed and determined in accordance with GAAP in effect prior to such change in accounting principles. Without limiting the generality of the foregoing, Borrower shall neither be deemed to be in compliance with any financial covenant hereunder nor out of compliance with any financial covenant hereunder if such state of compliance or noncompliance, as the case may be, would not exist but for the occurrence of a change in accounting principles after the date hereof. Section 1.4 Pro Forma Calculations. To the extent the Borrower or any Subsidiary makes any Acquisition permitted hereunder or disposition of material assets outside the ordinary course of business not prohibited hereunder during the period of four fiscal quarters of the Borrower most recently ended, if the Borrower is required to make pro forma disclosures relating to such Acquisition or disposition pursuant to Article 11 of Regulation S-X of the Securities Act

-34- 751970602 of 1933, as amended, then the Total Leverage Ratio, the Senior Secured Leverage Ratio and the Fixed Charge Coverage Ratio shall be calculated after giving pro forma effect thereto (including pro forma adjustments arising out of events which are directly attributable to the acquisition or the disposition of assets, are factually supportable and are expected to have a continuing impact, in each case as determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act of 1933, as amended, as interpreted by the Securities and Exchange Commission, and as certified by a Responsible Officer), as if such acquisition or such disposition (and any related incurrence, repayment or assumption of indebtedness) had occurred in the first day of such four- quarter period. With respect to any provision in this Agreement which would require the Total Leverage Ratio, the Senior Secured Leverage Ratio or the Fixed Charge Coverage Ratio to be calculated on a pro forma basis, such calculation shall be made in accordance with the foregoing sentence and giving pro forma effect to the transaction for which such calculation is being made (together with any related transaction) based on the most recent financial statements of the Borrower delivered hereunder. Notwithstanding anything to the contrary in this Agreement, only those leases that would constitute capital leases or financing leases in conformity with GAAP prior to December 31, 2018 shall be considered Capital Leases, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith. Section 1.5 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws), (i) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (ii) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time. Section 1.6 Interest Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Benchmark, any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Benchmark or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

-35- 751970602 SECTION 2. THE CREDIT FACILITIES. Section 2.1 Term Loan Commitments. Each Lender with a Term A-1 Loan Commitment as of the Closing Date made a loan (individually, a “Term A-1 Loan” and collectively for all Lenders, the “Term A-1 Loans”) in the amount of its Term A-1 Loan Percentage as of the Closing Date of the Term A-1 Loan Commitment in U.S. Dollars to the Borrower on the Closing Date, at which time the Term A-1 Loan Commitments expired. Borrower and the Lenders acknowledge and agree that the aggregate principal balance of the Term A-1 Loans on the Third Amendment Effective Date equals $310,943,750, and the aggregate principal amount of Term A- 1 Loans held by each Lender on the Third Amendment Effective Date is as set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof. Subject to the terms and conditions hereof and of the Third Amendment, each Lender with a Term A-2 Loan Commitment, by its acceptance hereof and of the Third Amendment, severally agrees to make a loan (individually a “Term A-2 Loan” and collectively for all the Lenders the “Term A-2 Loans”; and together with the Term A-1 Loans, each individually a “Term Loan” and collectively for all the Lenders the “Term Loans”) in U.S. Dollars to Borrower in the amount of such Lender’s Term A-2 Loan Commitment. The Term A-2 Loans shall be advanced in a single Borrowing on the Term A-2 Loan Funding Date, at which time the Term A-2 Loan Commitments shall expire. Notwithstanding the foregoing, in the event that the Term A-2 Loan Funding Date has not occurred by the Term A-2 Loan Commitment Termination Date, the Term A-2 Loan Commitments shall automatically terminate and the Term A-2 Loan Funding Date shall not occur. As provided in Section 2.6(a), Borrower may elect that the Term Loans be outstanding as Base Rate Loans or SOFR Loans. No amount repaid or prepaid on any Term Loan may be borrowed again. Section 2.2 Revolving Credit Commitments. Subject to the terms and conditions hereof, each Lender, by its acceptance hereof, severally agrees to make a loan or loans (individually a “Revolving Loan” and collectively for all the Lenders the “Revolving Loans”) in U.S. Dollars to Borrower from time to time on a revolving basis up to the amount of such Lender’s Revolving Credit Commitment, subject to any reductions thereof pursuant to the terms hereof, before the Revolving Credit Termination Date; provided that the aggregate amount of Revolving Loans made on the Closing Date shall not exceed $30,000,000. The sum of the aggregate principal amount of Revolving Loans, Swing Loans, and L/C Obligations at any time outstanding shall not exceed the Revolving Credit Commitments in effect at such time. Each Borrowing of Revolving Loans shall be made ratably by the Lenders in proportion to their respective Revolver Percentages. As provided in Section 2.6(a), Borrower may elect that each Borrowing of Revolving Loans be either Base Rate Loans or SOFR Loans. Revolving Loans may be repaid and the principal amount thereof reborrowed before the Revolving Credit Termination Date, subject to the terms and conditions hereof. Section 2.3 Letters of Credit. (a) General Terms. Subject to the terms and conditions hereof, as part of the Revolving Credit, the L/C Issuer shall issue standby and commercial letters of credit (each a “Letter of Credit”) for the account of Borrower or for the account of Borrower and one or more of its

-36- 751970602 Subsidiaries in an aggregate undrawn face amount up to the L/C Sublimit. Each Letter of Credit shall be issued by the L/C Issuer, but each Lender shall be obligated to reimburse the L/C Issuer for such Lender’s Revolver Percentage of the amount of each drawing thereunder and, accordingly, each Letter of Credit shall constitute usage of the Revolving Credit Commitment of each Lender pro rata in an amount equal to its Revolver Percentage of the L/C Obligations then outstanding. (b) Applications. At any time before the Revolving Credit Termination Date, the L/C Issuer shall, at the request of Borrower, issue one or more Letters of Credit in U.S. Dollars, in a form satisfactory to the L/C Issuer, with expiration dates no later than the earlier of 12 months from the date of issuance (or which are cancelable not later than 12 months from the date of issuance and each renewal) or five (5) days prior to the Revolving Credit Termination Date unless Borrower shall have backstopped such Letter of Credit in a manner reasonably satisfactory to the L/C Issuer or shall have Cash Collateralized the applicable Letter of Credit, in an aggregate face amount as set forth above, upon the receipt of an application duly executed by Borrower and, if such Letter of Credit is for the account of one of its Subsidiaries, such Subsidiary for the relevant Letter of Credit in the form then customarily prescribed by the L/C Issuer for the Letter of Credit requested (each an “Application”). Notwithstanding anything contained in any Application to the contrary: (i) Borrower shall pay fees in connection with each Letter of Credit as set forth in Section 2.12, (ii) except as otherwise provided in Section 2.9 or Section 2.17, unless an Event of Default exists, the L/C Issuer will not call for the funding by Borrower of any amount under a Letter of Credit before being presented with a drawing thereunder, and (iii) if the L/C Issuer is not timely reimbursed for the amount of any drawing under a Letter of Credit on the date such drawing is paid, Borrower’s obligation to reimburse the L/C Issuer for the amount of such drawing shall bear interest (which Borrower hereby promises to pay) from and after the date such drawing is paid at a rate per annum equal to the sum of the Applicable Margin plus the Base Rate from time to time in effect (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed). If the L/C Issuer issues any Letter of Credit with an expiration date that is automatically extended unless the L/C Issuer gives notice that the expiration date will not so extend beyond its then scheduled expiration date, unless Administrative Agent or the Required Lenders instruct the L/C Issuer otherwise, the L/C Issuer will give such notice of non-renewal before the time necessary to prevent such automatic extension if before such required notice date: (i) the expiration date of such Letter of Credit if so extended would be after the date that is five (5) days prior to the Revolving Credit Termination Date unless Borrower shall have Cash Collateralized the applicable Letter of Credit or backstopped such Letter of Credit in a manner reasonably satisfactory to the L/C Issuer, (ii) the Revolving Credit Commitments have been terminated, or (iii) a Default or an Event of Default exists and the Required Lenders (or the Administrative Agent at their direction) have given the L/C Issuer instructions not to so permit the extension of the expiration date of such Letter of Credit. The L/C Issuer agrees to issue amendments to the Letter(s) of Credit increasing the amount, or extending the expiration date, thereof at the request of Borrower subject to the conditions of Section 4 and the other terms of this Section 2.3. Notwithstanding anything contained herein to the contrary, the L/C Issuer shall be under no obligation to issue, extend or amend any Letter of Credit if a default of any Lender’s obligations to fund under Section 2.3(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless the L/C Issuer has entered into arrangements with Borrower or such Lender satisfactory to the L/C Issuer to eliminate the L/C Issuer’s risk with respect to such Lender.

-37- 751970602 (c) The Reimbursement Obligations. Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall promptly notify the Borrower and the Administrative Agent thereof. Subject to Section 2.3(b), the obligation of Borrower to reimburse the L/C Issuer for all drawings under a Letter of Credit (a “Reimbursement Obligation”) shall be governed by the Application related to such Letter of Credit, except that reimbursement shall be made by no later than 12:00 Noon on the date when each drawing is to be paid if Borrower has been informed of such drawing by the L/C Issuer on or before 11:00 a.m. on the date when such drawing is to be paid or, if notice of such drawing is given to Borrower after 11:00 a.m. on the date when such drawing is to be paid, by no later than 12:00 Noon on the following Business Day, in immediately available funds at Administrative Agent’s principal office in Chicago, Illinois, or such other office as Administrative Agent may designate in writing to Borrower (who shall thereafter cause to be distributed to the L/C Issuer such amount(s) in like funds). If Borrower does not make any such reimbursement payment on the date due and the Participating Lenders fund their participations therein in the manner set forth in Section 2.3(e) below, then all payments thereafter received by Administrative Agent in discharge of any of the relevant Reimbursement Obligations shall be distributed in accordance with Section 2.3(e) below. (d) Obligations Absolute. Borrower’s obligation to reimburse L/C Obligations as provided in subsection (c) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the relevant Application under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the L/C Issuer under a Letter of Credit against presentation of a draft or other document that does not strictly comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, Borrower’s obligations hereunder. None of Administrative Agent, the Lenders, or the L/C Issuer shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the L/C Issuer; provided that the foregoing shall not be construed to excuse the L/C Issuer from liability to Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by Borrower to the extent permitted by applicable law) suffered by Borrower that are caused by the L/C Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence, bad faith or willful misconduct on the part of the L/C Issuer (as finally determined by a court of competent jurisdiction), the L/C Issuer shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the L/C Issuer may, in its sole

-38- 751970602 discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (e) The Participating Interests. Each Lender (other than the Lender acting as L/C Issuer in issuing the relevant Letter of Credit), by its acceptance hereof, severally agrees to purchase from the L/C Issuer, and the L/C Issuer hereby agrees to sell to each such Lender (a “Participating Lender”), an undivided percentage participating interest (a “Participating Interest”), to the extent of its Revolver Percentage, in each Letter of Credit issued by, and each Reimbursement Obligation owed to, the L/C Issuer. Upon any failure by Borrower to pay any Reimbursement Obligation at the time required on the date the related drawing is to be paid, as set forth in Section 2.3(c) above, or if the L/C Issuer is required at any time to return to Borrower or to a trustee, receiver, liquidator, custodian or other Person any portion of any payment of any Reimbursement Obligation, each Participating Lender shall, not later than the Business Day it receives a certificate in the form of Exhibit A hereto from the L/C Issuer (with a copy to Administrative Agent) to such effect, if such certificate is received before 1:00 p.m., or not later than 1:00 p.m. the following Business Day, if such certificate is received after such time, pay to Administrative Agent for the account of the L/C Issuer an amount equal to such Participating Lender’s Revolver Percentage of such unpaid or recaptured Reimbursement Obligation together with interest on such amount accrued from the date the related payment was made by the L/C Issuer to the date of such payment by such Participating Lender at a rate per annum equal to: (i) from the date the related payment was made by the L/C Issuer to the date two (2) Business Days after payment by such Participating Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such Participating Lender to the date such payment is made by such Participating Lender, the Base Rate in effect for each such day. Each such Participating Lender shall thereafter be entitled to receive its Revolver Percentage of each payment received in respect of the relevant Reimbursement Obligation and of interest paid thereon, with the L/C Issuer retaining its Revolver Percentage thereof as a Lender hereunder. The several obligations of the Participating Lenders to the L/C Issuer under this Section 2.3 shall be absolute, irrevocable, and unconditional under any and all circumstances whatsoever and shall not be subject to any set off, counterclaim or defense to payment which any Participating Lender may have or have had against Borrower, the L/C Issuer, Administrative Agent, any Lender or any other Person whatsoever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of any Commitment of any Lender, and each payment by a Participating Lender under this Section 2.3 shall be made without any offset, abatement, withholding or reduction whatsoever. (f) Indemnification. The Participating Lenders shall, to the extent of their respective Revolver Percentages, indemnify the L/C Issuer (to the extent not reimbursed by Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such L/C Issuer’s gross negligence, bad faith or willful misconduct) that the L/C Issuer may suffer or incur in connection with any Letter of Credit issued by it. The obligations of the Participating Lenders under this Section 2.3(f) and all other parts of this Section 2.3 shall survive termination of this Agreement and of all Applications, Letters of Credit, and all drafts and other documents presented in connection with drawings thereunder.

-39- 751970602 (g) Manner of Requesting a Letter of Credit. Borrower shall provide at least five (5) Business Days’ advance written notice to Administrative Agent of each request for the issuance of a Letter of Credit, such notice in each case to be accompanied by an Application for such Letter of Credit properly completed and executed by Borrower and, in the case of an extension or amendment or an increase in the amount of a Letter of Credit, a written request therefor, in a form acceptable to Administrative Agent and the L/C Issuer, in each case, together with the fees called for by this Agreement. Administrative Agent shall promptly notify the L/C Issuer of Administrative Agent’s receipt of each such notice (and the L/C Issuer shall be entitled to assume that the conditions precedent to any such issuance, extension, amendment or increase have been satisfied unless notified to the contrary by Administrative Agent or the Required Lenders) and the L/C Issuer shall promptly notify Administrative Agent and the Lenders of the issuance of the Letter of Credit so requested. (h) Replacement of the L/C Issuer. The L/C Issuer may be replaced at any time by written agreement among Borrower, Administrative Agent, the replaced L/C Issuer and the successor L/C Issuer. Administrative Agent shall notify the Lenders of any such replacement of the L/C Issuer. At the time any such replacement shall become effective, Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer. From and after the effective date of any such replacement (i) the successor L/C Issuer shall have all the rights and obligations of the L/C Issuer under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “L/C Issuer” shall be deemed to refer to such successor or to any previous L/C Issuer, or to such successor and all previous L/C Issuers, as the context shall require. After the replacement of a L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of a L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. Section 2.4 Applicable Interest Rates. Base Rate Loans. Each Base Rate Loan made or maintained by a Lender shall bear interest (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, or created by conversion from a SOFR Loan, until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Base Rate from time to time in effect, payable by Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise). (b) SOFR Loans. Each SOFR Loan made or maintained by a Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced or continued, or created by conversion from a Base Rate Loan, until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Adjusted Term SOFR applicable to such Interest Period, payable by Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise). (c) Rate Determinations. Administrative Agent shall determine each interest rate applicable to the Loans and the Reimbursement Obligations hereunder, and its determination thereof shall be conclusive and binding except in the case of manifest error. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make

-40- 751970602 Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. Section 2.5 Minimum Borrowing Amounts; Maximum SOFR Loans. Each Borrowing of Base Rate Loans advanced under a Credit shall be in an amount not less than $100,000 or such greater amount which is an integral multiple of $50,000. Each Borrowing of SOFR Loans advanced, continued or converted under a Credit shall be in an amount equal to $1,000,000 or such greater amount which is an integral multiple of $500,000. Without Administrative Agent’s consent, there shall not be more than twelve (12) Borrowings of SOFR Loans outstanding hereunder at any one time. Section 2.6 Manner of Borrowing Loans and Designating Applicable Interest Rates. Notice to Administrative Agent. Borrower shall give notice to Administrative Agent by no later than 10:00 a.m.: (i) at least three (3) Business Days before the date on which Borrower requests the Lenders to advance a Borrowing of SOFR Loans and (ii) on the date Borrower requests the Lenders to advance a Borrowing of Base Rate Loans. The Loans included in each Borrowing shall bear interest initially at the type of rate specified in such notice of a new Borrowing. Thereafter, subject to the terms and conditions hereof, Borrower may from time to time elect to change or continue the type of interest rate borne by each Borrowing or, subject to the minimum amount requirement for each outstanding Borrowing set forth in Section 2.5, a portion thereof, as follows: (i) if such Borrowing is of SOFR Loans, on the last day of the Interest Period applicable thereto, Borrower may continue part or all of such Borrowing as SOFR Loans or convert part or all of such Borrowing into Base Rate Loans or (ii) if such Borrowing is of Base Rate Loans, on any Business Day, Borrower may convert all or part of such Borrowing into SOFR Loans for an Interest Period or Interest Periods specified by Borrower. Borrower shall give all such notices requesting the advance, continuation or conversion of a Borrowing to Administrative Agent by telephone, telecopy, or other telecommunication device acceptable to Administrative Agent (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing), substantially in the form attached hereto as Exhibit B (Notice of Borrowing) or Exhibit C (Notice of Continuation/Conversion), as applicable, or in such other form acceptable to Administrative Agent. Notice of the continuation of a Borrowing of SOFR Loans for an additional Interest Period or of the conversion of part or all of a Borrowing of Base Rate Loans into SOFR Loans must be given by no later than 10:00 a.m. at least three (3) Business Days before the date of the requested continuation or conversion. All such notices concerning the advance, continuation or conversion of a Borrowing shall specify the date of the requested advance, continuation or conversion of a Borrowing (which shall be a Business Day), the amount of the requested Borrowing to be advanced, continued or converted, the type of Loans to comprise such new, continued or converted Borrowing and, if such Borrowing is to be comprised of SOFR Loans, the Interest Period applicable thereto. No Borrowing of SOFR Loans shall be advanced, continued, or created by conversion if any Default or Event of Default then exists. Borrower agrees that Administrative Agent may rely on any such telephonic, telecopy or other telecommunication notice given by any person Administrative Agent in good faith believes is an Authorized Representative without the necessity of independent investigation, and in the event any such notice by telephone conflicts

-41- 751970602 with any written confirmation such telephonic notice shall govern if Administrative Agent has acted in reliance thereon. (b) Notice to the Lenders. Administrative Agent shall give prompt telephonic, telecopy or other telecommunication notice to each Lender of any notice from Borrower received pursuant to Section 2.6(a) above and the amount of such Lender’s Loan to be made as part of the requested Borrowing. (c) Borrower’s Failure to Notify. If Borrower fails to give notice pursuant to Section 2.6(a) above of the continuation or conversion of any outstanding principal amount of a Borrowing of SOFR Loans before the last day of its then current Interest Period within the period required by Section 2.6(a) and such Borrowing is not prepaid in accordance with Section 2.9(a), such Borrowing shall automatically be converted into a Borrowing of Base Rate Loans. In the event Borrower fails to give notice pursuant to Section 2.6(a) above of a Borrowing equal to the amount of a Reimbursement Obligation and has not notified Administrative Agent by 12:00 noon on the day such Reimbursement Obligation becomes due that it intends to repay such Reimbursement Obligation through funds not borrowed under this Agreement, Borrower shall be deemed to have requested a Borrowing of Base Rate Loans under the Revolving Credit (or, at the option of the Swing Line Lender, under the Swing Line) on such day in the amount of the Reimbursement Obligation then due, which Borrowing shall be applied to pay the Reimbursement Obligation then due. (d) Disbursement of Loans. Not later than 1:00 p.m. on the date of any requested advance of a new Borrowing, subject to Section 4, each Lender shall make available its Loan comprising part of such Borrowing in funds immediately available at the principal office of Administrative Agent in Chicago, Illinois (or at such other location as Administrative Agent shall designate). Administrative Agent shall make the proceeds of each new Borrowing available to Borrower at Administrative Agent’s principal office in Chicago, Illinois (or at such other location as Administrative Agent shall designate), by depositing or wire transferring such proceeds to the credit of Borrower’s Designated Disbursement Account or as Borrower and Administrative Agent may otherwise agree. (e) Administrative Agent Reliance on Lender Funding. Unless Administrative Agent shall have been notified by a Lender prior to (or, in the case of a Borrowing of Base Rate Loans, by 1:00 p.m. on the date on which such Lender is scheduled to make payment to Administrative Agent of the proceeds of a Loan (which notice shall be effective upon receipt) that such Lender does not intend to make such payment, Administrative Agent may assume that such Lender has made such payment when due and Administrative Agent may (but shall not be required to) in reliance upon such assumption make available to Borrower the proceeds of the Loan to be made by such Lender and, if any Lender has not in fact made such payment to Administrative Agent, such Lender shall, on demand, pay to Administrative Agent the amount made available to Borrower attributable to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was made available to Borrower and ending on (but excluding) the date such Lender pays such amount to Administrative Agent at a rate per annum equal to: (i) from the date the related advance was made by Administrative Agent to the date two (2) Business Days after payment by such Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such

-42- 751970602 Lender to the date such payment is made by such Lender, the Base Rate in effect for each such day. If such amount is not received from such Lender by Administrative Agent immediately upon demand, Borrower will, on demand, repay to Administrative Agent the proceeds of the Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but without such payment being considered a payment or prepayment of a Loan under Section 3.3 so that Borrower will have no liability under such Section with respect to such payment. Section 2.7 Swing Loans. Generally. Subject to the terms and conditions hereof, as part of the Revolving Credit, the Swing Line Lender may, in its discretion, make loans in U.S. Dollars to Borrower under the Swing Line (individually a “Swing Loan” and collectively the “Swing Loans”) which shall not in the aggregate at any time outstanding exceed the Swing Line Sublimit. Swing Loans may be availed of from time to time and borrowings thereunder may be repaid and used again during the period ending on the Revolving Credit Termination Date. Each Swing Loan shall be in a minimum amount of $250,000 or such greater amount which is an integral multiple of $100,000. (b) Interest on Swing Loans. Each Swing Loan shall bear interest until maturity (whether by acceleration or otherwise) at a rate per annum equal to (i) the sum of the Base Rate plus the Applicable Margin for Base Rate Loans under the Revolving Credit as from time to time in effect (computed on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed) or (ii) the Swing Line Lender’s Quoted Rate (computed on the basis of a year of 360 days for the actual number of days elapsed). Interest on each Swing Loan shall be due and payable by Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise). (c) Requests for Swing Loans. Borrower shall give Administrative Agent prior notice (which may be written or oral) no later than 12:00 Noon on the date upon which Borrower requests that any Swing Loan be made, of the amount and date of such Swing Loan, and, if applicable, the Interest Period requested therefor. Administrative Agent shall promptly advise the Swing Line Lender of any such notice received from Borrower. After receiving such notice, the Swing Line Lender shall in its discretion quote an interest rate to Borrower at which the Swing Line Lender would be willing to make such Swing Loan available to Borrower for the Interest Period so requested (the rate so quoted for a given Interest Period being herein referred to as “Swing Line Lender’s Quoted Rate”). Borrower acknowledges and agrees that the interest rate quote is given for immediate and irrevocable acceptance. If Borrower does not so immediately accept the Swing Line Lender’s Quoted Rate for the full amount requested by Borrower for such Swing Loan, the Swing Line Lender’s Quoted Rate shall be deemed immediately withdrawn and such Swing Loan shall bear interest at the rate per annum determined by adding the Applicable Margin for Base Rate Loans under the Revolving Credit to the Base Rate as from time to time in effect. Subject to the terms and conditions hereof, the proceeds of each Swing Loan extended to Borrower shall be deposited or otherwise wire transferred to Borrower’s Designated Disbursement Account or as Borrower, Administrative Agent, and the Swing Line Lender may otherwise agree. Anything contained in the foregoing to the contrary notwithstanding, the undertaking of the Swing Line Lender to make Swing Loans shall be subject to all of the terms and conditions of this Agreement (provided that the Swing Line Lender shall be entitled to assume that the conditions precedent to

-43- 751970602 an advance of any Swing Loan have been satisfied unless notified to the contrary by Administrative Agent or the Required Lenders). (d) Refunding Loans. In its sole and absolute discretion, the Swing Line Lender may at any time, on behalf of Borrower (which hereby irrevocably authorizes the Swing Line Lender to act on its behalf for such purpose) and with notice to Borrower and Administrative Agent, request each Lender to make a Revolving Loan in the form of a Base Rate Loan in an amount equal to such Lender’s Revolver Percentage of the amount of the Swing Loans outstanding on the date such notice is given. Unless an Event of Default described in Section 8.1(j) or 8.1(k) exists with respect to Borrower, regardless of the existence of any other Event of Default, each Lender shall make the proceeds of its requested Revolving Loan available to Administrative Agent for the account of the Swing Line Lender), in immediately available funds, at Administrative Agent’s office in Chicago, Illinois (or such other location designated by Administrative Agent), before 12:00 Noon on the Business Day following the day such notice is given. Administrative Agent shall promptly remit the proceeds of such Borrowing to the Swing Line Lender to repay the outstanding Swing Loans. (e) Participations. If any Lender refuses or otherwise fails to make a Revolving Loan when requested by the Swing Line Lender pursuant to Section 2.7(d) (because an Event of Default described in Section 8.1(j) or 8.1(k) exists with respect to Borrower or otherwise), such Lender will, by the time and in the manner such Revolving Loan was to have been funded to the Swing Line Lender, purchase from the Swing Line Lender an undivided participating interest in the outstanding Swing Loans in an amount equal to its Revolver Percentage of the aggregate principal amount of Swing Loans that were to have been repaid with such Revolving Loans. Each Lender that so purchases a participation in a Swing Loan shall thereafter be entitled to receive its Revolver Percentage of each payment of principal received on the Swing Loan and of interest received thereon accruing from the date such Lender funded to the Swing Line Lender its participation in such Loan. The several obligations of the Lenders under this Section shall be absolute, irrevocable, and unconditional under any and all circumstances whatsoever and shall not be subject to any set off, counterclaim or defense to payment which any Lender may have or have had against Borrower, any other Lender, or any other Person whatsoever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of the Commitments of any Lender, and each payment made by a Lender under this Section shall be made without any offset, abatement, withholding, or reduction whatsoever. Section 2.8 Maturity of Loans. Scheduled Payments of Term Loans. (i) Borrower shall make principal payments on the Term A-1 Loans in installments on the last day of each March, June, September, and December in each year, commencing with the calendar quarter ending December 31, 2021, with the amount of each such principal installment to equal the amount set forth in Column B below shown opposite of the relevant due date as set forth in Column A below:

-44- 751970602 Column A Payment Date Column B Scheduled Principal Payment on Term A-1 Loans 12/31/2021 $4,056,250 03/31/2022 $4,056,250 06/30/2022 $4,056,250 09/30/2022 $4,056,250 12/31/2022 $4,056,250 03/31/2023 $4,056,250 06/30/2023 $6,084,375 09/30/2023 $6,084,375 12/31/2023 $6,084,375 03/31/2024 $6,084,375 06/30/2024 $6,084,375 09/30/2024 $6,084,375 , it being agreed that a final payment comprised of all principal and interest then outstanding on the Term A-1 Loans shall be due and payable on the Term Loan Maturity Date. Each such principal payment shall be applied to the Lenders holding the Term A-1 Loans pro rata based upon their Term A-1 Loan Percentages. (ii) Borrower shall make principal payments on the Term A-2 Loans in installments on the last day of each March, June, September, and December in each year, commencing with the calendar quarter ending March 31, 2022, with the amount of each such principal installment to equal the amount set forth in Column B below shown opposite of the relevant due date as set forth in Column A below: Column A Payment Date Column B Scheduled Principal Payment on Term A-2 Loans 03/31/2022 $1,750,000 06/30/2022 $1,750,000 09/30/2022 $1,750,000 12/31/2022 $1,750,000 03/31/2023 $1,750,000 06/30/2023 $2,625,000 09/30/2023 $2,625,000 12/31/2023 $2,625,000 03/31/2024 $2,625,000 06/30/2024 $2,625,000 09/30/2024 $2,625,000

-45- 751970602 , it being agreed that a final payment comprised of all principal and interest then outstanding on the Term A-2 Loans shall be due and payable on the Term Loan Maturity Date. Each such principal payment shall be applied to the Lenders holding the Term A-2 Loans pro rata based upon their Term A-2 Loan Percentages. (b) Revolving Loans. Each Revolving Loan, both for principal and interest then outstanding, shall mature and be due and payable by Borrower on the Revolving Credit Termination Date. (c) Swing Loans. Each Swing Loan, both for principal and interest not sooner paid, shall mature and be due and payable by Borrower on the Revolving Credit Termination Date. Section 2.9 Prepayments. Optional Prepayments. Borrower may prepay in whole or in part (but, if in part, then: (i) if such Borrowing is of Base Rate Loans, in an amount not less than $100,000, (ii) if such Borrowing is of SOFR Loans, in an amount not less than $500,000, and (iii) in each case, in an amount such that the minimum amount required for a Borrowing pursuant to Section 2.5 and 2.7 remains outstanding) any Borrowing of SOFR Loans at any time upon three (3) Business Days prior notice by Borrower to Administrative Agent or, in the case of a Borrowing of Base Rate Loans, notice delivered by Borrower to Administrative Agent no later than 10:00 a.m. on the date of prepayment (or, in any case, such shorter period of time then agreed to by Administrative Agent), such prepayment, in each case, to be made by the payment of the principal amount to be prepaid and, in the case of any Term Loans or SOFR Loans or Swing Loans, accrued interest thereon to the date fixed for prepayment plus any amounts due the Lenders under Section 3.3. All voluntary prepayments of Term A-1 Loans and Term A-2 Loans shall be applied to the Lenders holding such Term Loans on a pro rata basis. (b) Mandatory Prepayments. (i) Borrower or any Subsidiary or Project Specific JV shall at any time or from time to time make or agree to make a Disposition or shall suffer an Event of Loss with respect to any Property (except that with respect to any Affiliated Entity or Project Specific JV constituting, in either case, an Excluded Subsidiary, only to the extent of the Net Cash Proceeds received by the Loan Parties), then Borrower shall promptly notify Administrative Agent of such proposed Disposition or Event of Loss (including the amount of the estimated Net Cash Proceeds to be received by Borrower or such Subsidiary in respect thereof) and, promptly upon receipt by Borrower or such Subsidiary of the Net Cash Proceeds of such Disposition or Event of Loss, Borrower shall prepay the Obligations in an aggregate amount equal to 100% of the amount of all such Net Cash Proceeds; provided that (x) this subsection shall not require any such prepayment with respect to Net Cash Proceeds received on account of Dispositions during any fiscal year of Borrower not exceeding $2,500,000 in the aggregate or any Events of Loss during any fiscal year of Borrower not exceeding $2,500,000 in the aggregate, in each case so long as no Default or Event of Default then exists, and (y) in the case of any Disposition or Event of Loss not covered by clause (x) above, so long as no Default or Event of Default then exists, if Borrower states in its notice of such event that Borrower or the relevant Subsidiary intends to reinvest, within 360 days of the date of receipt thereof, the Net Cash Proceeds thereof in assets useful to the business of the Borrower and its Subsidiaries, then Borrower shall not

-46- 751970602 be required to make a mandatory prepayment under this subsection in respect of such Net Cash Proceeds to the extent such Net Cash Proceeds are actually so reinvested within such 360 day period; provided that if Borrower or any relevant Subsidiary shall have contractually committed to so reinvest such Net Cash Proceeds within such 360-day period, such period for reinvestment shall be extended for an additional 180 days. Promptly after the end of such reinvestment period, Borrower shall notify Administrative Agent whether Borrower or such Subsidiary has reinvested such Net Cash Proceeds in such similar assets, and, to the extent such Net Cash Proceeds have not been so reinvested, Borrower shall promptly prepay the Obligations in the amount of such Net Cash Proceeds not so reinvested. The amount of each such prepayment shall be applied, subject to Section 2.9(b)(vi), first to the outstanding Term Loans until paid in full and then to the Revolving Credit (with no reduction of Revolving Credit Commitments). If Administrative Agent or the Required Lenders so request, all proceeds of such Disposition or Event of Loss shall be deposited with Administrative Agent (or its agent) and held by it in the Collateral Account. So long as no Default or Event of Default exists, Administrative Agent is authorized to disburse amounts representing such proceeds from the Collateral Account to or at Borrower’s direction for application to or reimbursement for the costs of replacing, rebuilding or restoring such Property. (ii) If, after the Closing Date, Borrower or any Subsidiary (except that with respect to any Affiliated Entity or Project Specific JV constituting, in either case, an Excluded Subsidiary, only to the extent of the Net Cash Proceeds received by the Loan Parties) shall issue any Indebtedness for Borrowed Money not permitted by Section 7.1 (other than Section 7.1(o), except to the extent contemplated by clause (v) thereof)), Borrower shall promptly notify Administrative Agent of the estimated Net Cash Proceeds of such issuance to be received by or for the account of Borrower or such Subsidiary in respect thereof. Promptly upon receipt by Borrower or such Subsidiary of Net Cash Proceeds of such issuance, Borrower shall prepay the Obligations in an aggregate amount equal to 100% of the amount of such Net Cash Proceeds. The amount of each such prepayment shall be applied, subject to Section 2.9(b)(vi), first to the outstanding Term Loans until paid in full and then to the Revolving Credit; provided that each Lender holding Term Loans shall have the right to elect, by notice to the Administrative Agent at or prior to the time and in the manner specified by the Administrative Agent, to decline all or a portion of its pro rata share of any prepayment pursuant this clause (ii) (such declined amounts, the “Declined Proceeds”), in which case such Declined Proceeds shall be applied on a pro rata basis to the Term Loans of Lenders which did not decline to receive their pro rata share of such prepayment until paid in full and then to the Revolving Credit. Borrower acknowledges that its performance hereunder shall not limit the rights and remedies of the Lenders for any breach of Section 7.1 or any other terms of the Loan Documents. (iii) Within five (5) days after receipt of Borrower’s year end audited financial statements, and in any event within 125 days after the end of each fiscal year of Borrower (commencing with the fiscal year ending December 31, 2022), Borrower shall prepay the Obligations by an amount equal to (x) the ECF Percentage of Excess Cash Flow of Borrower and its Subsidiaries for such fiscal year minus (y) the aggregate amount of voluntary prepayments of Loans hereunder (in the case of the Revolving Credit, to the extent accompanied by a reduction of Revolving Credit Commitments) during such fiscal

-47- 751970602 year or after year-end and prior to the date such Excess Cash Flow prepayment is due (without duplication of any amounts deducted pursuant to this clause (y) in the prior fiscal year). The amount of each such prepayment shall be applied, subject to Section 2.9(b)(vi), first to the outstanding Term Loans until paid in full and then to the Revolving Credit. (iv) Borrower shall, on each date the Revolving Credit Commitments are reduced pursuant to Section 2.15, prepay the Revolving Loans, Swing Loans, and, if necessary, prefund the L/C Obligations by the amount, if any, necessary to reduce the sum of the aggregate principal amount of Revolving Loans, Swing Loans, and L/C Obligations then outstanding to the amount to which the Revolving Credit Commitments have been so reduced. (v) If at any time the sum of the unpaid principal balance of the Revolving Loans, Swing Loans, and the L/C Obligations then outstanding shall be in excess of the Revolving Credit Commitment, Borrower shall immediately and without notice or demand pay over the amount of the excess to Administrative Agent for the account of the Lenders as and for a mandatory prepayment on such Obligations, with each such prepayment first to be applied to the Revolving Loans and Swing Loans until paid in full with any remaining balance to be held by Administrative Agent in the Collateral Account as security for the Obligations owing with respect to the Letters of Credit. (vi) Unless Borrower otherwise directs, prepayments of Loans under this Section 2.9(b) shall be applied first to Borrowings of Base Rate Loans until payment in full thereof with any balance applied to Borrowings of SOFR Loans in the order in which their Interest Periods expire. Each prepayment of Loans under this Section 2.9(b) shall be made by the payment of the principal amount to be prepaid and, in the case of any Term Loans or SOFR Loans or Swing Loans, accrued interest thereon to the date of prepayment together with any amounts due the Lenders under Section 3.3. Each prefunding of L/C Obligations shall be made in accordance with Section 8.4. (c) Any amount of Revolving Loans and Swing Loans paid or prepaid before the Revolving Credit Termination Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again. No amount of the Term Loans paid or prepaid may be reborrowed, and, in the case of any partial prepayment, such prepayment shall be applied to the remaining amortization payments, including the payment due on the Term Loan Maturity Date, on the relevant Term Loans on a ratable, weighted basis among all such remaining payments based on the principal amounts thereof. Section 2.10 Default Rate. Notwithstanding anything to the contrary contained herein, while any Event of Default exists or after acceleration, Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Loans and Reimbursement Obligations, letter of credit fees and interest on any other amounts owing hereunder or under the other Loan Documents at a rate per annum equal to: (a) for any Base Rate Loan or any Swing Loan bearing interest based on the Base Rate, the sum of 2.0% plus the Applicable Margin plus the Base Rate from time to time in effect;

-48- 751970602 (b) for any SOFR Loan or any Swing Loan bearing interest at Adjusted Term SOFR or the Swing Line Lender’s Quoted Rate, as applicable, the sum of 2.0% plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter, at a rate per annum equal to the sum of 2.0% plus the Applicable Margin for Base Rate Loans plus the Base Rate from time to time in effect; (c) for any Reimbursement Obligation, the sum of 2.0% plus the amounts due under Section 2.3 with respect to such Reimbursement Obligation; (d) for any Letter of Credit, the sum of 2.0% plus the letter of credit fee due under Section 2.12 with respect to such Letter of Credit; and (e) for any other overdue amounts, the sum of 2.0% plus the Applicable Margin plus the Base Rate from time to time in effect; provided, that in the absence of acceleration, any adjustments pursuant to this Section shall be made at the election of Administrative Agent, acting at the request or with the consent of the Required Lenders, with written notice to Borrower. While any Event of Default exists or after acceleration, interest shall be paid on demand of Administrative Agent at the request or with the consent of the Required Lenders. Section 2.11 Evidence of Indebtedness. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (b) Administrative Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder, the type thereof and the Interest Period with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from Borrower to each Lender hereunder and (iii) the amount of any sum received by Administrative Agent hereunder from Borrower and each Lender’s share thereof. (c) The entries maintained in the accounts maintained pursuant to paragraphs (a) and (b) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, that the failure of Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of Borrower to repay the Obligations in accordance with their terms. (d) Any Lender may request that its Loans be evidenced by a promissory note or notes in the forms of Exhibit D-1 (in the case of its Term Loan and referred to herein as a “Term Note”), Exhibit D-2 (in the case of its Revolving Loans and referred to herein as a “Revolving Note”), or Exhibit D-3 (in the case of its Swing Loans and referred to herein as a “Swing Note”), as applicable (the Term Notes, Revolving Notes, and Swing Note being hereinafter referred to collectively as the “Notes” and individually as a “Note”). In such event, Borrower shall prepare, execute and deliver to such Lender a Note payable to such Lender or its registered assigns in the amount of the relevant Term Loan, Commitment, or Swing Line Sublimit, as applicable. Thereafter, the Loans evidenced by such Note or Notes and interest thereon shall at all times (including after any assignment pursuant to Section 11.10) be represented by one or more Notes payable to the order

-49- 751970602 of the payee named therein or any assignee pursuant to Section 11.10, except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in subsections (a) and (b) above. Section 2.12 Fees. (a) Revolving Credit Commitment Fee. Borrower shall pay to Administrative Agent for the ratable account of the Lenders in accordance with their Revolver Percentages a commitment fee at the rate per annum equal to the Applicable Margin (computed on the basis of a year of 360 days and the actual number of days elapsed) on the average daily Unused Revolving Credit Commitments. Such commitment fee shall be payable quarterly in arrears on the last day of each March, June, September, and December in each year (commencing on the first such date occurring after the date hereof) and on the Revolving Credit Termination Date, unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the commitment fee for the period to the date of such termination in whole shall be paid on the date of such termination. (b) Letter of Credit Fees. On the date of issuance or extension, or increase in the amount, of any Letter of Credit pursuant to Section 2.3 hereof, Borrower shall pay to the L/C Issuer for its own account a fronting fee equal to 0.125% of the face amount of (or of the increase in the face amount of) such Letter of Credit. Quarterly in arrears, on the last day of each March, June, September, and December, commencing on the first such date occurring after the date hereof, Borrower shall pay to Administrative Agent, for the ratable benefit of the Lenders in accordance with their Revolver Percentages, a letter of credit fee at a rate per annum equal to the Applicable Margin (computed on the basis of a year of 360 days and the actual number of days elapsed) in effect during each day of such quarter applied to the daily average face amount of Letters of Credit outstanding during such quarter. In addition, Borrower shall pay to the L/C Issuer for its own account the L/C Issuer’s standard issuance, drawing, negotiation, amendment, assignment, and other fees and charges for each Letter of Credit as established by the L/C Issuer from time to time. (c) Administrative Agent Fees. Borrower shall pay to Administrative Agent, for its own use and benefit, the fees agreed to between Administrative Agent and Borrower in a fee letter dated as of the Closing Date, or as otherwise agreed to in writing between them. (d) Audit Fees. Borrower shall pay to Administrative Agent for its own use and benefit charges for audits of the Collateral performed by Administrative Agent or its agents or representatives in such amounts as Administrative Agent may from time to time request (Administrative Agent acknowledging and agreeing that such charges shall be computed in the same manner as it at the time customarily uses for the assessment of charges for similar collateral audits); provided, that in the absence of any Default or Event of Default, Borrower shall not be required to pay Administrative Agent for more than one (1) such audit per calendar year. Section 2.13 Place and Application of Payments. All payments of principal of and interest on the Loans and the Reimbursement Obligations, and of all other Obligations payable by Borrower under this Agreement and the other Loan Documents, shall be made by Borrower to Administrative Agent by no later than 12:00 Noon on the due date thereof at the office of Administrative Agent in Chicago, Illinois (or such other location as Administrative Agent may designate to Borrower), for the benefit of the Lender(s) or L/C Issuer entitled thereto. Any

-50- 751970602 payments received after such time shall be deemed to have been received by Administrative Agent on the next Business Day. All such payments shall be made in U.S. Dollars, in immediately available funds at the place of payment, in each case without set off or counterclaim. Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest on Loans and on Reimbursement Obligations in which the Lenders have purchased Participating Interests ratably to the Lenders and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement. Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may (but shall not be required to) in reliance upon such assumption, distribute to the applicable Lenders or the L/C Issuer, as the case may be, the amount due. With respect to any payment that Administrative Agent makes to any Lender, L/C Issuer or other Secured Party as to which Administrative Agent determines (in its sole and absolute discretion) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) Borrower has not in fact made the corresponding payment to Administrative Agent; (2) Administrative Agent has made a payment in excess of the amount(s) received by it from Borrower either individually or in the aggregate (whether or not then owed); or (3) Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Secured Parties severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Secured Party, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. Anything contained herein to the contrary notwithstanding (including Section 2.9(b)), all payments and collections received in respect of the Obligations and all proceeds of the Collateral received, in each instance, by Administrative Agent or any of the Lenders after acceleration or the final maturity of the Obligations or termination of the Commitments as a result of an Event of Default shall be remitted to Administrative Agent and distributed as follows: (a) first, to the payment of any outstanding costs and expenses incurred by Administrative Agent, and any security trustee therefor, in monitoring, verifying, protecting, preserving or enforcing the Liens on the Collateral, in protecting, preserving or enforcing rights under the Loan Documents, and in any event including all costs and expenses of a character which Borrower has agreed to pay Administrative Agent under Section 11.13 (such funds to be retained by Administrative Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Lenders, in which event such amounts shall be remitted to the Lenders to reimburse them for payments theretofore made to Administrative Agent); (b) second, to the payment of the Swing Loans, both for principal and accrued but unpaid interest; (c) third, to the payment of any outstanding interest and fees due under the Loan Documents to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof;

-51- 751970602 (d) fourth, to the payment of principal on the Loans (other than Swing Loans), unpaid Reimbursement Obligations, together with amounts to be held by Administrative Agent as collateral security for any outstanding L/C Obligations pursuant to Section 8.4 (until Administrative Agent is holding an amount of cash equal to the then outstanding amount of all such L/C Obligations), Funds Transfer and Deposit Account Liability and Hedging Liability (provided that funds from, and proceeds of Collateral owned by, any Person directly or indirectly liable for a Swap Obligation and that was not an “eligible contract participant” as defined in the Commodity Exchange Act at the time such Swap Obligation was incurred may not be used to satisfy such Swap Obligation), the aggregate amount paid to, or held as collateral security for, the Lenders and L/C Issuer and, in the case of Hedging Liability, their Affiliates (and any Person that was a Lender or an Affiliate of a Lender at the time of the entering into such agreement or arrangement) to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; (e) fifth, to the payment of all other unpaid Obligations and all other indebtedness, obligations, and liabilities of Borrower and its Subsidiaries secured by the Loan Documents (provided that funds from, and proceeds of Collateral owned by, any Person directly or indirectly liable for a Swap Obligation and that was not an “eligible contract participant” as defined in the Commodity Exchange Act at the time such Swap Obligation was incurred may not be used to satisfy such Swap Obligation) to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; and (f) finally, to Borrower or whoever else may be lawfully entitled thereto. Section 2.14 Account Debit. Borrower hereby irrevocably authorizes Administrative Agent to charge any of Borrower’s deposit accounts maintained with Administrative Agent for the amounts from time to time necessary to pay any then due Obligations; provided that Borrower acknowledges and agrees that Administrative Agent shall not be under an obligation to do so and Administrative Agent shall not incur any liability to Borrower or any other Person for Administrative Agent’s failure to do so. Section 2.15 Commitment Terminations. Borrower shall have the right at any time and from time to time, upon three (3) Business Days’ prior written notice to Administrative Agent (or such shorter period of time agreed to by Administrative Agent), to terminate the Revolving Credit Commitments without premium or penalty and in whole or in part, any partial termination to be (i) in an amount of than $5,000,000 or any increment of $5,000,000 thereof and (ii) allocated ratably among the Lenders in proportion to their respective Revolver Percentages, provided that the Revolving Credit Commitments may not be reduced to an amount less than the sum of the aggregate principal amount of Revolving Loans, Swing Loans, and L/C Obligations then outstanding. Any termination of the Revolving Credit Commitments below the L/C Sublimit or the Swing Line Sublimit then in effect shall reduce the L/C Sublimit and Swing Line Sublimit, as applicable, by a like amount. Administrative Agent shall give prompt notice to each Lender of any such termination of the Revolving Credit Commitments. (b) Any termination of the Commitments pursuant to this Section 2.15 may not be reinstated.

-52- 751970602 Section 2.16 Substitution of Lenders. In the event (a) Borrower receives a claim from any Lender for compensation under Section 3.6 or 3.1, (b) Borrower receives notice from any Lender of any illegality pursuant to Section 3.4, (c) any Lender is then a Defaulting Lender or such Lender is a Subsidiary or Affiliate of a Person who has been deemed insolvent or becomes the subject of a bankruptcy or insolvency proceeding or a receiver or conservator has been appointed for any such Person, or (d) a Lender fails to consent to an amendment or waiver requested under Section 11.11 at a time when the Required Lenders have approved such amendment or waiver (any such Lender referred to in clause (a), (b), (c), or (d) above being hereinafter referred to as an “Affected Lender”), Borrower may, in addition to any other rights Borrower may have hereunder or under applicable law, require, at its expense, any such Affected Lender to assign, at par, without recourse, all of its interest, rights, and obligations hereunder (including all of its Commitments and the Loans and participation interests in Letters of Credit and other amounts at any time owing to it hereunder and the other Loan Documents) to an Eligible Assignee specified by Borrower, provided that (i) such assignment shall not conflict with or violate any law, rule or regulation or order of any court or other Governmental Authority, (ii) Borrower shall have paid to the Affected Lender all monies (together with amounts due such Affected Lender under Section 3.3 as if the Loans owing to it were prepaid rather than assigned) other than such principal owing to it hereunder, and (iii) the assignment is entered into in accordance with, and subject to the consents required by, Section 11.10 (provided any assignment fees and reimbursable expenses due thereunder shall be paid by Borrower). Section 2.17 Defaulting Lenders. Anything contained herein to the contrary notwithstanding, in the event that any Lender at any time is a Defaulting Lender, then (a) during any Defaulting Lender Period with respect to such Defaulting Lender, such Defaulting Lender shall be deemed not to be a “Lender” for purposes of voting on any matters (including the granting of any consents or waivers) with respect to any of the Loan Documents and such Defaulting Lender’s Commitments shall be excluded for purposes of determining “Required Lenders” (provided that the foregoing shall not permit an increase in such Lender’s Commitments or an extension of the maturity date of such Lender’s Loans or other Obligations without such Lender’s consent); (b) to the extent permitted by applicable law, until such time as the Defaulting Lender Excess with respect to such Defaulting Lender shall have been reduced to zero, any voluntary prepayment of the Loans shall, if Administrative Agent so directs at the time of making such voluntary prepayment, be applied to the Loans of other Lenders as if such Defaulting Lender had no Loans outstanding; (c) such Defaulting Lender’s Commitments and outstanding Loans shall be excluded for purposes of calculating any commitment fee payable to Lenders pursuant to Section 2.12 in respect of any day during any Defaulting Lender Period with respect to such Defaulting Lender, and such Defaulting Lender shall not be entitled to receive any fee pursuant to Section 2.12 with respect to such Defaulting Lender’s Commitment in respect of any Defaulting Lender Period with respect to such Defaulting Lender (and any Letter of Credit fee otherwise payable to a Lender who is a Defaulting Lender shall instead be paid to the L/C Issuer for its use and benefit); (d) the utilization of Commitments as at any date of determination shall be calculated as if such Defaulting Lender had funded all Loans of such Defaulting Lender; and (e) if so requested by the L/C Issuer at any time during the Defaulting Lender Period with respect to such Defaulting Lender, Borrower shall deliver to Administrative Agent cash collateral in an amount equal to such Defaulting Lender’s Percentage of L/C Obligations then outstanding (to be, held by Administrative Agent as set forth in Section 8.4). No Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 2.17, performance by

-53- 751970602 Borrower of its obligations hereunder and the other Loan Documents shall not be excused or otherwise modified as a result of the operation of this Section 2.17. The rights and remedies against a Defaulting Lender under this Section 2.17 are in addition to other rights and remedies which Borrower may have against such Defaulting Lender and which Administrative Agent or any Lender may have against such Defaulting Lender. Section 2.18 Incremental Loans. (a) Borrower may from time to time, on not less than five (5) Business Days’ notice request the establishment of (x) one or more term loan commitments, which may be in the form of a new tranche of term loans or an increase in the amount of the Term Loans (such new term loan commitments or increase, the “New Term Loan Commitments”) or (y) one or more revolving loan commitments, which shall be an increase in the amount of the Revolving Credit Commitments (such increased commitments, the “New Revolving Loan Commitments” and together with the New Term Loan Commitments, the “New Loan Commitments”), provided, in each case, that at the time of any such request and on the date the New Loan Commitments shall be effective (the “Increased Amount Date”) (and after giving effect thereto and the use of the proceeds thereof), (i) no Default or Event of Default exists and (ii) Borrower shall have a (A) Total Leverage Ratio (on a pro forma basis as of the most recently completed calendar quarter for which financial statements have been prepared and finalized by Borrower) of less than the lesser of 3.00 to 1.00 and 0.25 to 1.00 less than the applicable covenant level and (B) Senior Secured Leverage Ratio (on a pro forma basis as of the most recently completed calendar quarter for which financial statements have been prepared and finalized by Borrower) of less than 2.50 to 1.00. Each New Loan Commitment shall be in an aggregate principal amount of at least $10,000,000 and in integral multiples of at least $5,000,000 and the aggregate principal amount of all New Loan Commitments after the Third Amendment Effective Date (and excluding for the avoidance of doubt the Term A- 2 Loan Commitments) shall not exceed $100,000,000.Each request for a New Loan Commitment shall set forth the requested amount and proposed terms of the relevant New Loan Commitment and the Lenders or other Persons willing to provide such New Loan Commitments. New Loan Commitments may be made by any existing Lender or if necessary to achieve the full amount of the requested New Loan Commitment, any other Person that qualifies as an Eligible Assignee (any such Person, an “New Lender”), provided that no Person shall be a New Lender without the consent of Administrative Agent (which consent shall not be unreasonably withheld). (c) The making of any Loan under this Section 2.18 (a “New Term Loan” or a “New Revolving Loan”, as applicable, and collectively, the “New Loans”) shall (i) be subject to each condition set forth in Section 4.2 and such other conditions as Borrower, the applicable Lenders and Administrative Agent shall agree (including delivery of any legal opinions or other documents reasonably requested by Administrative Agent in connection with any such transaction); and (ii) be documented pursuant to a supplement or joinder to this Agreement executed by Borrower, each applicable New Lender and Administrative Agent. Any New Loan Commitments shall be designated in the applicable supplement or joinder either as a separate tranche (in the case of term loans) or an increase to the existing Term Loans or Revolving Credit Commitments, as applicable (in each case a “Tranche”), for all purposes of this Agreement. (d) The terms and provisions of the New Loans and New Loan Commitments shall, except as otherwise set forth herein or in the applicable supplement, be identical to those applicable

-54- 751970602 to the Term Loans or Revolving Loans, as the case may be. In any event, (i) such New Loans shall (x) rank pari passu in right of payment and of security with all other Loans and (y) in the case of New Term Loans, be entitled to share in prepayments pro rata with the other Term Loans (unless the applicable New Term Lenders agree to take a lesser share of certain prepayments), (ii) with respect to each New Term Loan, the weighted average life to maturity of all New Term Loans shall be no shorter than the weighted average life to maturity of any existing Term Loans, (iii) with respect to any New Term Loan, the maturity date for any New Term Loan shall not be earlier than the maturity date with respect to the Term Loans, as applicable, (iv) the amortization schedule applicable to any Tranche of New Loans shall be determined by Borrower and the applicable New Lenders, (v) the interest rates, fees (including any original issue discount), other pricing-related provisions and yield applicable to any New Loans shall be determined by Borrower and the applicable New Lenders and shall be set forth in each applicable supplement; provided that the All-in Yield for any New Term Loans shall not be more than 0.50% higher than the All-in Yield for any Term Loans outstanding on the date of the issuance of such New Term Loans unless the interest rate on such outstanding Term Loans is increased so that the All-in Yield on such outstanding Term Loans is not less than the All-in Yield for the New Term Loans minus 0.50%, and (vi) will constitute “Senior Debt” or similar terms under and as such terms of defined in each Subordination Agreement. Notwithstanding anything to the contrary in Section 11.11, each applicable supplement or joinder may, without the consent of any other Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of Administrative Agent, to effect the provisions of this Section 2.18. (e) On each Increased Amount Date, each New Lender with a New Revolving Loan Commitment shall make a Revolving Loan to Borrower the proceeds of which will be used to prepay the Revolving Loans of the other Lenders immediately prior to such Increased Amount Date, so that, after giving effect thereto and to any other borrowings and prepayments being made on such date, the Revolving Loans outstanding are held by the Lenders pro rata based on their Revolving Credit Commitments after giving effect to such Increased Amount Date. SECTION 3. TAXES; CHANGE IN CIRCUMSTANCES. Section 3.1 Withholding Taxes. (a) Payments Free of Withholding. Except as otherwise required by law and subject to Section 3.1(b), each payment by Borrower and the Guarantors under this Agreement or the other Loan Documents shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient) imposed by or within the jurisdiction in which Borrower or such Guarantor is domiciled, any jurisdiction from which Borrower or such Guarantor makes any payment, or (in each case) any political subdivision or taxing authority thereof or therein. If any such withholding is so required, Borrower or such Guarantor shall make the withholding, pay the amount withheld to the appropriate Governmental Authority before penalties attach thereto or interest accrues thereon, and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender, the L/C Issuer, and Administrative Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Lender, L/C Issuer, or Administrative Agent (as the case may be) would have received had such withholding not been made. If Administrative Agent, the L/C Issuer, or any Lender pays any amount in respect of any such taxes, penalties or interest,

-55- 751970602 Borrower or such Guarantor shall reimburse Administrative Agent, the L/C Issuer or such Lender for that payment on demand in the currency in which such payment was made. If Borrower or such Guarantor pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Lender, the L/C Issuer or Administrative Agent on whose account such withholding was made (with a copy to Administrative Agent if not the recipient of the original) on or before the thirtieth day after payment. (b) U.S. Withholding Tax Exemptions. Each Lender or L/C Issuer that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to Borrower and Administrative Agent on or before the date the initial Credit Event is made hereunder or, if later, the date such financial institution becomes a Lender or L/C Issuer hereunder, two duly completed and signed copies of (i) either Form W 8 BEN (relating to such Lender or L/C Issuer and entitling it to a complete exemption from withholding under the Code on all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents and the Obligations) or Form W 8 ECI (relating to all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents and the Obligations) of the United States Internal Revenue Service or (ii) solely if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a Form W 8 BEN, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10 percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of Borrower and is not a controlled foreign corporation related to Borrower (within the meaning of Section 864(d)(4) of the Code). Thereafter and from time to time, each Lender and L/C Issuer shall submit to Borrower and Administrative Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) and such other certificates as may be (i) requested by Borrower in a written notice, directly or through Administrative Agent, to such Lender or L/C Issuer and (ii) required under then current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents or the Obligations. Upon the request of Borrower or Administrative Agent, each Lender and L/C Issuer that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to Borrower and Administrative Agent a certificate to the effect that it is such a United States person. (c) Inability of Lender to Submit Forms. If any Lender or L/C Issuer determines, as a result of any change in applicable Law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to Borrower or Administrative Agent any form or certificate that such Lender or L/C Issuer is obligated to submit pursuant to subsection (b) of this Section 3.1 or that such Lender or L/C Issuer is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Lender or L/C Issuer shall promptly notify Borrower and Administrative Agent of such fact and the Lender or L/C Issuer shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable. Section 3.2 Documentary Taxes. Borrower agrees to pay on demand any documentary, stamp or similar taxes payable in respect of this Agreement or any other Loan Document, including

-56- 751970602 interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder. Section 3.3 Funding Indemnity. If any Lender shall incur any loss, cost or expense (including any loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any SOFR Loan or Swing Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Lender) as a result of: (a) any payment, prepayment or conversion of a SOFR Loan or Swing Loan on a date other than the last day of its Interest Period, (b) any failure (because of a failure to meet the conditions of Section 4 or otherwise) by Borrower to borrow or continue a SOFR Loan or Swing Loan, or to convert a Base Rate Loan into a SOFR Loan or Swing Loan on the date specified in a notice given pursuant to Section 2.6(a) or 2.7, (c) any failure by Borrower to make any payment of principal on any SOFR Loan or Swing Loan when due (whether by acceleration or otherwise), or (d) any acceleration of the maturity of a SOFR Loan or Swing Loan as a result of the occurrence of any Event of Default hereunder, then, Borrower shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense within ten (10) days after receipt of the certificate described in the next sentence. If any Lender makes such a claim for compensation, it shall provide to Borrower, with a copy to Administrative Agent, a certificate setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) and the amounts shown on such certificate shall be conclusive and binding on Borrower absent manifest error. Section 3.4 Change in Law. Notwithstanding any other provisions of this Agreement or any other Loan Document, if at any time any Change in Law or regulation or in the interpretation thereof makes it unlawful for any Lender to make or continue to maintain any SOFR Loans or to perform its obligations as contemplated hereby, such Lender shall promptly give notice thereof to Borrower and such Lender’s obligations to make or maintain SOFR Loans under this Agreement shall be suspended until it is no longer unlawful for such Lender to make or maintain SOFR Loans. Borrower shall prepay on demand the outstanding principal amount of any such affected SOFR Loans, together with all interest accrued thereon and all other amounts then due and payable to such Lender under this Agreement; provided, that, subject to all of the terms and conditions of this Agreement, Borrower may then elect to borrow the principal amount of the affected SOFR Loans from such Lender by means of Base Rate Loans from such Lender, which Base Rate Loans shall not be made ratably by the Lenders but only from such affected Lender and which shall be determined without reference to clause (c) of the definition of “Base Rate”. Upon any such repayment, the Borrower shall also pay any additional amounts required pursuant to Section 3.3. Section 3.5 Inability to Determine Rates. Subject to Section 3.9, if, on or prior to the first day of any Interest Period for any SOFR Loan:

-57- 751970602 (a) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof, or (b) the Required Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent, then the Administrative Agent will promptly so notify the Borrower and each Lender. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make or continue SOFR Loans shall be suspended (to the extent of the affected SOFR Loans and, in the case of a SOFR Loan, the affected Interest Periods) until the Administrative Agent revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans and, in the case of a SOFR Loan, the affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans in the amount specified therein and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans immediately or, in the case of a SOFR Loans, at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay any additional amounts required pursuant to Section 3.3. Section 3.6 Increased Cost and Reduced Return. If any Change in Law: (i) shall subject any Lender (or its Lending Office) or the L/C Issuer to any tax, duty or other charge with respect to its SOFR Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligations owed to it or its obligation to make SOFR Loans, issue a Letter of Credit, or to participate therein, or shall change the basis of taxation of payments to any Lender (or its Lending Office) or the L/C Issuer of the principal of or interest on its SOFR Loans, Letter(s) of Credit, or participations therein or any other amounts due under this Agreement or any other Loan Document in respect of its SOFR Loans, Letter(s) of Credit, any participation therein, any Reimbursement Obligations owed to it, or its obligation to make SOFR Loans, or issue a Letter of Credit, or acquire participations therein (except for changes in the rate of tax on the overall net income of such Lender or its Lending Office or the L/C Issuer imposed by the jurisdiction in which such Lender’s or the L/C Issuer’s principal executive office or Lending Office is located); or (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including any such requirement imposed by the FRB) against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Lending Office) or the L/C Issuer or shall impose on any Lender (or its Lending Office) or the L/C Issuer or on the interbank market any other condition affecting its SOFR Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligation owed to it, or its obligation to make SOFR Loans, or to issue a Letter of Credit, or to participate therein;

-58- 751970602 and the result of any of the foregoing is to increase the cost to such Lender (or its Lending Office) or the L/C Issuer of making or maintaining any SOFR Loan, issuing or maintaining a Letter of Credit, or participating therein, or to reduce the amount of any sum received or receivable by such Lender (or its Lending Office) or the L/C Issuer under this Agreement or under any other Loan Document with respect thereto, by an amount deemed by such Lender or L/C Issuer to be material, then, within 15 days after demand by such Lender or L/C Issuer (with a copy to Administrative Agent), Borrower shall be obligated to pay to such Lender or L/C Issuer such additional amount or amounts as will compensate such Lender or L/C Issuer for such increased cost or reduction. (b) If, after the date hereof, any Lender, the L/C Issuer, or Administrative Agent shall have determined that any Change in Law has had the effect of reducing the rate of return on such Lender’s or L/C Issuer ‘s or such corporation’s capital as a consequence of its obligations hereunder to a level below that which such Lender or L/C Issuer or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or L/C Issuer ‘s or such corporation’s policies with respect to liquidity and capital adequacy) by an amount deemed by such Lender or L/C Issuer to be material, then from time to time, within 15 days after demand by such Lender or L/C Issuer (with a copy to Administrative Agent), Borrower shall pay to such Lender or L/C Issuer, as applicable, such additional amount or amounts as will compensate such Lender or L/C Issuer for such reduction. (c) A certificate of a Lender or L/C Issuer claiming compensation under this Section 3.6 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error. In determining such amount, such Lender or L/C Issuer may use any reasonable averaging and attribution methods. (d) Failure or delay on the part of any Lender, L/C Issuer or the Administrative Agent to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s, L/C Issuer’s or Administrative Agent’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender, L/C Issuer or Administrative Agent pursuant to this Section for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender, L/C Issuer or Administrative Agent, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s, L/C Issuer’s or Administrative Agent’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof). Section 3.7 Lending Offices. Each Lender may, at its option, elect to make its Loans hereunder at the branch, office or affiliate specified on the appropriate signature page hereof (each a “Lending Office”) for each type of Loan available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to Borrower and Administrative Agent. To the extent reasonably possible, a Lender shall designate an alternative branch or funding office with respect to its SOFR Loans to reduce any liability of Borrower to such Lender under Section 3.6 or to avoid the unavailability of SOFR Loans under Section 3.5, so long as such designation is not otherwise disadvantageous to the Lender. Section 3.8 Reserved.

-59- 751970602 Section 3.9 Effect of Benchmark Transition Event. Notwithstanding anything to the contrary herein or in any other Loan Document: (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis. (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (c) Notice; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to this Section 3.9. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.9, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.9. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not

-60- 751970602 displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the administration of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. SECTION 4. CONDITIONS PRECEDENT. Section 4.1 Initial Credit Event. The obligation of each Lender and the L/C Issuer to participate in the initial Credit Event hereunder is subject to satisfaction or waiver by the applicable party of the following conditions precedent: (a) The transactions contemplated by the Closing Date Acquisition Agreement shall be consummated substantially concurrently with the initial funding under the Credits in accordance with the terms of the draft Closing Date Acquisition Agreement (without any amendment, modification or waiver of any of the provisions thereof that would be materially adverse to the Lenders without the consent of Administrative Agent); provided that (i) a reduction in the purchase price under the Closing Date Acquisition Agreement shall not be deemed to be materially adverse to the Lenders or the Administrative Agent so long as such decrease is allocated to reduce the Term Loan Commitments, (ii) any purchase price adjustment expressly contemplated by the Closing Date Acquisition Agreement (including any working capital purchase price adjustment) shall not be considered an amendment or waiver of the Closing Date Acquisition Agreement and (iii) (A) any change to the definition of “Material Adverse Effect” contained in the Closing Date Acquisition Agreement shall be deemed to be materially adverse to Lenders, (B) any amendment of the minimum inside date for the “Closing Date” as defined and set forth in the Closing Date Acquisition Agreement shall be deemed to be materially adverse to the interests of the Lenders and the Administrative Agent, and (C) any amendment or modification to any of the provisions relating to the liability, jurisdiction or status as a third party beneficiary under the Closing Date Acquisition Agreement of the Lenders or the Administrative Agent shall be deemed to be

-61- 751970602 materially adverse to the interests of the Lenders and the Administrative Agent; and there shall be no injunction, temporary restraining order, or other legal action in effect which prohibits the closing of the Closing Date Acquisition or the closing and funding of the Credits; (b) The Administrative Agent shall have received a Solvency Certificate of a Responsible Officer substantially in the form attached hereto as Exhibit J; (c) The Administrative Agent shall have received (a) five (5)-year projected financial statements (the “Financial Model”) which gives pro forma effect to the Closing Date Acquisition and is otherwise acceptable to the Administrative Agent and (b) audited consolidated balance sheets and related statements of income and cash flows of the Borrower and its Subsidiaries for the last three (3) fiscal years ended at least ninety (90) days prior to the Closing Date, (c) unaudited consolidated balance sheets and related statements of income of the Borrower and its Subsidiaries for each fiscal quarter ended after the close of its most recent fiscal year and at least forty-five (45) days prior to the Closing Date, (d) a pro forma unaudited consolidated balance sheet and related statements of income and cash flows of the Borrower as of and for the 12-month period ending on the last day of the most recently completed twelve consecutive month period ended as of June 30, 2019, prepared after giving effect to the Transactions as if the Transactions had occurred at the beginning of such period, and (e) evidence of either an audit by a nationally recognized accounting firm or review (which may be in the form of a buy-side quality of earnings report) of the Closing Date Target by an accounting firm reasonably acceptable to the Administrative Agent; (d) (i) Since December 31, 2018, with respect to the Loan Parties, there shall not have occurred any change or event that has resulted in, or would reasonably be expected to have a material adverse change in any of the condition (financial or otherwise), business, performance, operations or property of the Borrower and its Subsidiaries, taken as a whole; and (ii) since December 31, 2018, with respect to the Closing Date Target, there shall not have occurred any change or event that has resulted in, or would reasonably be expected to have, a “Material Adverse Effect” (as defined in the Closing Date Acquisition Agreement); (e) Administrative Agent shall have received each of the following, in each case, (i) duly executed by all applicable parties, (ii) dated a date satisfactory to Administrative Agent, and (iii) in form and substance satisfactory to Administrative Agent: (i) this Agreement duly executed by the Loan Parties and the Lenders; (ii) if requested by any Lender, such Lender’s duly executed Notes of Borrower dated the date hereof and otherwise in compliance with the provisions of Section 2.11; (iii) the Security Agreement duly executed by the Loan Parties, together with, and subject to Section 4.1(j) below, (i) original stock certificates or other similar instruments or securities representing all of the issued and outstanding equity interests in each Subsidiary (other than any Affiliated Entity or Project Specific JV constituting, in either case, an Excluded Subsidiary, limited in the case of any first tier Foreign Subsidiary to 65% of the Voting Stock and 100% of any other equity interests as provided in the Security Agreement) as of the Closing Date that are required to be pledged pursuant to the Security Agreement, (ii) stock powers for the Collateral consisting of the equity interest in

-62- 751970602 each Subsidiary required to be pledged pursuant to the Security Agreement executed in blank and undated, (iii) UCC financing statements to be filed against each Loan Party, as debtor, in favor of Administrative Agent, as secured party, and (iv) to the extent applicable, patent, trademark, and copyright collateral agreements, in form and substance satisfactory to the Administrative Agent, to the extent requested by Administrative Agent; (iv) evidence of insurance required to be maintained under the Loan Documents; (v) copies of each Loan Party’s articles of incorporation and bylaws (or comparable organizational documents) and any amendments thereto, certified in each instance by its Secretary or Assistant Secretary or other duly authorized officer; (vi) copies of resolutions of each Loan Party’s Board of Directors (or similar governing body) authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on each Loan Party’s behalf, all certified in each instance by its Secretary or Assistant Secretary or other duly authorized officer; (vii) copies of the certificates of good standing for each Loan Party (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of the state of its incorporation or organization and of each state in which it is qualified to do business as a foreign corporation or organization (except for such foreign jurisdictions to the extent that failure to be so qualified would not have a Material Adverse Effect); (viii) financing statement, tax, and judgment lien search results against the Property of each Loan Party evidencing the absence of Liens on its Property except as permitted by Section 7.2; (ix) evidence that the Borrower has entered into Bonding Agreements necessary for the conduct of its business in the ordinary course of its operations; (x) the favorable written opinions of counsels to each Loan Party, in form and substance reasonably satisfactory to Administrative Agent; and (xi) an Intercreditor Agreement in respect of any Bonding Agreements of the Borrower or any other Loan Party in effect on the Closing Date to the extent reasonably requested by the Administrative Agent. (f) The representations and warranties set forth in this Agreement (other than in Section 5.6) and in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on the date of such extension of credit under the Credits (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date);

-63- 751970602 (g) The Specified Acquisition Agreement Representations shall be true and correct in all respects; (h) Administrative Agent shall have received (i) at least five (5) days prior to the Closing Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act that has been reasonably requested by any Lender at least ten (10) business days in advance of the Closing Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Closing Date, a Beneficial Ownership Certification in relation to the Borrower; (i) Payment of (i) all fees and compensation required to be paid on the Closing Date and (ii) expenses required to be paid on the Closing Date to the extent invoiced at least two (2) Business Days prior to the Closing Date shall, in each case, have been paid (which amounts may be offset against the proceeds of the initial borrowing of Credits hereunder); (j) All documents and instruments required to create and perfect the security interests of the Administrative Agent in the Collateral of the Loan Parties shall have been executed and delivered and, if applicable, be in proper form for filing, except to the extent any Collateral (other than to the extent that a lien on such Collateral may be perfected by (x) the filing of a financing statement under the Uniform Commercial Code or (y) the delivery of stock certificates (together with a stock power or similar instrument of transfer endorsed in blank for the relevant certificate) which are required to be delivered (and with respect to the Closing Date Target and its Subsidiaries, so long as the Loan Parties have used commercially reasonable efforts to obtain such certificates, solely to the extent such stock certificates are received from the Closing Date Target on or prior to the Closing Date)) is not or cannot be provided or the security interests in favor of the Administrative Agent are not or cannot be perfected on the Closing Date after the Loan Parties’ use of commercially reasonable efforts to do so; (k) The Seller Note shall have been issued in an aggregate principal amount not to exceed $10,000,000; (l) On the Closing Date, on a pro forma basis, and giving effect to the initial extension of credit and closing of the Closing Date Acquisition on the Closing Date, the Total Leverage Ratio shall not be greater than 3.30 to 1.00; (m) Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer certifying as to the matters described in clauses (d), (f), (g) and (l) above (with reasonably detailed calculations in the case of clause (l)); and (n) Administrative Agent shall have received the notice required by Section 2.6 for any Borrowing to be made on the Closing Date, and in the case of the issuance of any Letter of Credit the L/C Issuer shall have received a duly completed Application for such Letter of Credit together with any fees called for by Section 2.12. Section 4.2 All Credit Events. The obligation of each Lender and the L/C Issuer to participate in any Credit Event hereunder after the Closing Date is subject to the following conditions precedent:

-64- 751970602 (a) each of the representations and warranties set forth herein and in the other Loan Documents shall be and remain true and correct in all material respects as of said time (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), except to the extent the same expressly relate to an earlier date, in which case such representations and warranties shall be and remain true and correct in all material respects as of such earlier date; (b) no Default or Event of Default shall have occurred and be continuing or would occur as a result of such Credit Event; and (c) in the case of a Borrowing, Administrative Agent shall have received the notice required by Section 2.6, in the case of the issuance of any Letter of Credit the L/C Issuer shall have received a duly completed Application for such Letter of Credit together with any fees called for by Section 2.12, and, in the case of an extension or increase in the amount of a Letter of Credit, a written request therefor in a form acceptable to the L/C Issuer together with fees called for by Section 2.12. Each request for a Borrowing hereunder and each request for the issuance of, increase in the amount of, or extension of the expiration date of, a Letter of Credit shall be deemed to be a representation and warranty by Borrower on the date on such Credit Event as to the facts specified in subsections (a) through (c), both inclusive, of this Section; provided, that the Lenders may continue to make advances under the Revolving Credit, in the sole discretion of the Lenders with Revolving Credit Commitments, notwithstanding the failure of Borrower to satisfy one or more of the conditions set forth above and any such advances so made shall not be deemed a waiver of any Default or Event of Default or other condition set forth above that may then exist. SECTION 5. REPRESENTATIONS AND WARRANTIES. Borrower and each Guarantor, jointly and severally, represents and warrants to Administrative Agent, the Lenders, and the L/C Issuer as follows: Section 5.1 Organization and Qualification. Borrower is (a) duly organized, validly existing, and in good standing as a corporation under the laws of the State of Delaware, (b) has full and adequate power to own its Property and conduct its business as now conducted, and (c) is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except, with respect to this clause (c), where the failure to do so would not have a Material Adverse Effect. Section 5.2 Subsidiaries; Capitalization. (a) Each Subsidiary (i) is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is organized, (ii) has full and adequate power to own its Property and conduct its business as now conducted, and (iii) is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except, with respect to this clause (c), where the failure to do so would not have a Material Adverse Effect.

-65- 751970602 (b) Schedule 5.2 hereto identifies each Subsidiary, the jurisdiction of its organization, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by Borrower and the other Subsidiaries and, if such percentage is not 100% (excluding directors’ qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding. All of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and non-assessable and all such shares and other equity interests indicated on Schedule 5.2 as owned by Borrower or another Subsidiary are owned, beneficially and of record, by Borrower or such Subsidiary free and clear of all Liens other than the Liens granted in favor of Administrative Agent pursuant to the Collateral Documents and restrictions on transfer arising under applicable federal and state securities laws. Other than as set forth on Schedule 5.2, there are no outstanding commitments or other obligations of any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of any Subsidiary. Section 5.3 Authority and Validity of Obligations. (a) Borrower has full right and authority to enter into this Agreement and the other Loan Documents executed by it, to make the borrowings herein provided for, to grant to Administrative Agent the Liens described in the Collateral Documents executed by Borrower, and to perform all of its obligations hereunder and under the other Loan Documents executed by it. (b) Each Loan Party has full right and authority to enter into the Loan Documents executed by it, to guarantee the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability, to grant to Administrative Agent the Liens described in the Collateral Documents executed by such Person, and to perform all of its obligations under the Loan Documents executed by it. (c) The Loan Documents delivered by Borrower and the Loan Parties have been duly authorized, executed, and delivered by such Persons and constitute valid and binding obligations of Borrower and the Guarantors enforceable against them in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law). (d) This Agreement and the other Loan Documents do not, nor does the performance or observance by Borrower or any other Loan Party of any of the matters and things herein or therein provided for, (i) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon Borrower or any other Loan Party, (ii) contravene or constitute a default under any provision of the Organizational Documents of Borrower or any other Loan Party, (iii) conflict with, contravene or constitute a default under any material covenant, indenture or agreement of or affecting Borrower or any other Loan Party or any of their Property, or (iv) result in the creation or imposition of any Lien on any Property of Borrower or any Subsidiary other than the Liens granted in favor of Administrative Agent pursuant to the Collateral Documents.

-66- 751970602 Section 5.4 Use of Proceeds; Margin Stock. Borrower shall use the proceeds of the Term Loans (a) to finance a portion of the purchase price for the acquisition of all of the issued and outstanding shares of the Closing Date Targets, (b) to refinance existing indebtedness of the Borrower, (c) to finance certain Capital Expenditures, (d) for its general working capital purposes, (e) to finance Permitted Acquisitions, including the Third Amendment Acquisitions, or, with respect to the Term A-2 Loans, to replenish balance sheet cash used for such purposes, (f) to finance other general corporate purposes and (g) to fund certain fees and expenses in connection with the foregoing; and Borrower shall use the proceeds of the Revolving Credit for its general working capital purposes and for such other legal and proper purposes as are consistent with all applicable laws. Neither Borrower nor any Subsidiary is engaged, principally or as one of its important activities, in the business of purchasing or carrying margin stock or in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan or any other extension of credit made hereunder will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. Margin stock (as hereinabove defined) constitutes less than 25% of the assets of Borrower and its Subsidiaries which are subject to any limitation on sale, pledge or other restriction hereunder. Section 5.5 Financial Reports. The consolidated balance sheet of Borrower and its Subsidiaries as at December 31, 2020, and the related consolidated statements of income, retained earnings and cash flows of Borrower and its Subsidiaries for the fiscal year then ended, and accompanying notes thereto, which financial statements are accompanied by the audit report of Grant Thornton LLP, independent public accountants, and the unaudited interim consolidated balance sheet of Borrower and its Subsidiaries as at September 30, 2021, and the related consolidated statements of income, retained earnings and cash flows of Borrower and its Subsidiaries for the quarterly period then ended, heretofore furnished to Administrative Agent and the Lenders, fairly present the consolidated financial condition of Borrower and its Subsidiaries as at said dates and the consolidated results of their operations and cash flows for the periods then ended in conformity with GAAP applied on a consistent basis. Neither Borrower nor any Subsidiary has contingent liabilities which are material to it other than as indicated on such financial statements or, with respect to future periods, on the financial statements furnished pursuant to Section 6.5. Section 5.6 No Material Adverse Change. There has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have, since December 31, 2020, a Material Adverse Effect. Section 5.7 Full Disclosure. The written statements and written information (excluding projections, forward-looking statements and information of a general economic or industry nature) furnished by any Loan Party to Administrative Agent and the Lenders in connection with the negotiation of this Agreement and the other Loan Documents and the commitments by the Lenders to provide all or part of the financing contemplated hereby, taken as a whole, do not contain any untrue statements of a material fact or omit a material fact necessary to make the material statements contained herein or therein, taken as a whole, not misleading. Administrative Agent and the Lenders acknowledge that as to any projections furnished to Administrative Agent and the Lenders by Borrower, Borrower only represents that the same were prepared on the basis of

-67- 751970602 information and estimates Borrower believed to be reasonable at the time of preparation. The information included in the Beneficial Ownership Certification (if any) is true and correct in all respects as of the Closing Date. Section 5.8 Intellectual Property, Franchises, and Licenses. Borrower and its Subsidiaries own, possess, or have the right to use all necessary patents, licenses, franchises, trademarks, trade names, trade styles, copyrights, trade secrets, know how, and confidential commercial and proprietary information to conduct their businesses as now conducted, without known conflict with any patent, license, franchise, trademark, trade name, trade style, copyright or other proprietary right of any other Person. Section 5.9 Governmental Authority and Licensing. Borrower and its Subsidiaries have received all licenses, permits, and approvals of all Governmental Authorities, if any, necessary to conduct their businesses, in each case, except where the failure to obtain or maintain the same could not reasonably be expected to have a Material Adverse Effect. No investigation or proceeding is pending or, to the knowledge of Borrower, threatened, before or by any Governmental Authority that could reasonably be expected to have a Material Adverse Effect. Section 5.10 Good Title. Borrower and its Subsidiaries have good and defensible title (or valid leasehold interests) to their assets as reflected on the most recent consolidated balance sheet of Borrower and its Subsidiaries furnished to Administrative Agent and the Lenders (except for sales of assets in the ordinary course of business), subject to no Liens other than Permitted Encumbrances. Section 5.11 Litigation and Other Controversies. There is no litigation or governmental or arbitration proceeding or labor controversy pending, nor to the knowledge of Borrower threatened, against Borrower or any Subsidiary or any of their Property which if adversely determined, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Section 5.12 Taxes. All tax returns required to be filed by Borrower or any Subsidiary in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees, and other governmental charges upon Borrower or any Subsidiary or upon any of its Property, income or franchises, which are shown to be due and payable in such returns, have been paid, except such taxes, assessments, fees and governmental charges, if any, as are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and as to which adequate reserves established in accordance with GAAP have been provided. Borrower does not know of any proposed additional tax assessment against it or its Subsidiaries for which adequate provisions in accordance with GAAP have not been made on their accounts. Adequate provisions in accordance with GAAP for taxes on the books of Borrower and each Subsidiary have been made for all open years, and for its current fiscal period. Section 5.13 Approvals. No authorization, consent, license or exemption from, or filing or registration with, any Governmental Authority, nor any approval or consent of any other Person, is or will be necessary to the valid execution, delivery or performance by Borrower or any Subsidiary of any Loan Document, except for such approvals which have been obtained prior to the date of this Agreement and remain in full force and effect.

-68- 751970602 Section 5.14 Affiliate Transactions. Other than as set forth on Schedule 5.14, neither Borrower nor any Subsidiary is a party to any contracts or agreements with any of its Affiliates (other than any such contracts or agreements between or among the Loan Parties or with Wholly owned Subsidiaries) on terms and conditions which are less favorable to Borrower or such Subsidiary than would be usual and customary in similar contracts or agreements between Persons not affiliated with each other. Section 5.15 Investment Company. Neither Borrower nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Section 5.16 ERISA. (a) Except as set forth on Schedule 5.16, neither Borrower nor any ERISA Affiliate sponsors has adopted, contributes to, has any obligation to contribute, or any liability (contingent or otherwise) to any Plan. (b) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. (c) Neither Borrower nor any Subsidiary has any contingent liabilities with respect to any post-retirement benefits under a Welfare Plan, other than liability for continuation coverage described in Article 6 of Title I of ERISA. Section 5.17 Compliance with Laws. (a) Borrower and its Subsidiaries are in compliance with all Legal Requirements applicable to or pertaining to their Property or business operations (including the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act of 1990, and laws and regulations establishing quality criteria and standards for air, water, land and toxic or hazardous wastes and substances), where any such noncompliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. (b) Without limiting the representations and warranties set forth in Section 6.8(a) below, except for such matters, individually or in the aggregate, which could not reasonably be expected to result in a Material Adverse Effect, Borrower represents and warrants that: (i) Borrower and its Subsidiaries, and each of the Premises, comply in all material respects with all applicable Environmental Laws; (ii) Borrower and its Subsidiaries have obtained all governmental approvals required for their operations and each of the Premises by any applicable Environmental Law; (iii) Borrower and its Subsidiaries have not, and Borrower has no knowledge of any other Person who has, caused any Release, threatened Release or disposal of any Hazardous Material at, on, about, or off any of the Premises in any material quantity and, to the knowledge of Borrower, none of the Premises are adversely affected by any Release, threatened Release or disposal of a Hazardous Material originating or emanating from any other property; (iv) none of the Premises contain and have contained any: (1) underground storage tank, (2) material amounts of asbestos containing building material, (3) landfills or dumps, (4) hazardous waste management facility as defined pursuant to RCRA or any comparable state law, or (5) site on or nominated for the National

-69- 751970602 Priority List promulgated pursuant to CERCLA or any state remedial priority list promulgated or published pursuant to any comparable state law; (v) except in the ordinary course of business and in material compliance with Environmental Law, Borrower and its Subsidiaries have not used a material quantity of any Hazardous Material and have conducted no Hazardous Material Activity at any of the Premises; (vi) Borrower and its Subsidiaries have no material liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law; (vii) Borrower and its Subsidiaries are not subject to, have no notice or knowledge of and are not required to give any notice of any Environmental Claim involving Borrower or any Subsidiary or any of the Premises, and there are no conditions or occurrences at any of the Premises which could reasonably be anticipated to form the basis for an Environmental Claim against Borrower or any Subsidiary or such Premises; (viii) none of the Premises are subject to any, and Borrower has no knowledge of any imminent restriction on the ownership, occupancy, use or transferability of the Premises in connection with any (1) Environmental Law or (2) Release, threatened Release or disposal of a Hazardous Material; and (ix) there are no conditions or circumstances at any of the Premises which pose an unreasonable risk to the environment or the health or safety of Persons. Section 5.18 Sanctions; Anti-Money Laundering; Anti-Corruption Laws. (a) Borrower, each of its Subsidiaries, each of Borrower’s and its Subsidiaries’ (other than Affiliated Entities’ and Project Specific JVs’) respective directors, officers and employees, and, to the knowledge of Borrower, each of Borrower’s and its Subsidiaries’ respective agents and representatives and each Affiliated Entity’s and Project Specific JV’s respective directors, officers and employees, is in compliance with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. (b) None of (i) Borrower or any Subsidiary, or (ii) to the knowledge of Borrower, any directors or officers of Borrower or any Subsidiary, or any Affiliate of Borrower or any Subsidiary or any of their respective employees or agents that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing, Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions. (c) Borrower and its Subsidiaries have instituted and maintain in effect policies and procedures reasonably designed to ensure compliance by Borrower, its Subsidiaries, and Borrower’s and its Subsidiaries’ respective directors, officers, employees and agents with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. Section 5.19 Other Agreements. Neither Borrower nor any Subsidiary is in default under the terms of any covenant, indenture or agreement of or affecting such Person or any of its Property, which default if uncured could reasonably be expected to have a Material Adverse Effect. Section 5.20 Solvency. Borrower and each of its Subsidiaries, taken in the aggregate, are solvent, able to pay their debts as they become due, and have sufficient capital to carry on their business. Section 5.21 No Default. No Default or Event of Default has occurred and is continuing.

-70- 751970602 Section 5.22 No Broker Fees. No broker’s or finder’s fee or commission will be payable with respect hereto or any of the transactions contemplated hereby; and Borrower hereby agrees to indemnify Administrative Agent and the Lenders against, and agrees that it will hold Administrative Agent and the Lenders harmless from, any claim, demand, or liability for any such broker’s or finder’s fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable attorneys’ fees) arising in connection with any such claim, demand, or liability. Section 5.23 Insurance. Borrower and each Subsidiary insures with financially sound, reputable and responsible insurance companies all insurable Property owned by it which is of a character usually insured by Persons similarly situated and operating like Properties against loss or damage from such hazards and risks, and in such amounts, as are insured by Persons similarly situated and operating like Properties. Section 5.24 Senior Indebtedness. The Obligations are and will be direct, unconditional and unsubordinated obligations, and do rank and will rank at least pari passu with all other present and future senior Indebtedness for Borrowed Money of each Loan Party and senior to all Subordinated Debt of each Loan Party. Section 5.25 Labor Matters. Except as set forth on Schedule 5.25, there are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrower or any of its Subsidiaries as of the Closing Date and neither the Borrower nor any Subsidiary has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years. Section 5.26 Perfection Matters. The Security Agreement is effective to create in favor of the Administrative Agent acting for the benefit of the holders of Obligations, legal, valid and enforceable Liens on, and security interests in, the Collateral (as defined in the Security Agreement) and, (i) when financing statements and other filings in appropriate form are filed in the appropriate offices, and (ii) upon the taking of possession or control by the Administrative Agent of the Collateral (as defined in the Security Agreement) with respect to which a security interest may be perfected only by possession or control, the Liens created by the Security Agreement shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the grantors thereunder in the Collateral (as defined in the Security Agreement) (other than (A) patents, trademarks, trade styles, copyrights, and other intellectual property rights (including all registrations and applications therefor) and (B) such Collateral (as defined in the Security Agreement) in which a security interest cannot be perfected under the Uniform Commercial Code as in effect at the relevant time in the relevant jurisdiction or in respect of which perfection is not required at such time by this Agreement or the Security Agreement), in each case subject to no Liens other than Permitted Encumbrances. Section 5.27 EEA Financial Institutions. No Loan Party is an EEA Financial Institution or a Covered Entity.

-71- 751970602 SECTION 6. AFFIRMATIVE COVENANTS. Borrower and each Guarantor, jointly and severally, covenants and agrees that, so long as any credit is available to or in use by Borrower hereunder, except to the extent compliance in any case or cases is waived in writing pursuant to the terms of Section 11.11: Section 6.1 Maintenance of Business. Borrower shall, and shall cause each Subsidiary to, preserve and maintain its existence, except as otherwise provided in Section 7.4(c); provided, however, that nothing in this Section shall prevent the Borrower from dissolving any of its Subsidiaries if such action is, in the reasonable business judgment of the Borrower, desirable in the conduct of its business and is not disadvantageous in any material respect to the Lenders. Borrower shall, and shall cause each Subsidiary to, preserve and keep in force and effect all licenses, permits, franchises, approvals, patents, trademarks, trade names, trade styles, copyrights, and other proprietary rights necessary to the proper conduct of its business where the failure to do so could reasonably be expected to have a Material Adverse Effect. Section 6.2 Maintenance of Properties. Borrower shall, and shall cause each Subsidiary (other than any Affiliated Entity or Project Specific JV that is an Excluded Subsidiary) to, maintain, preserve, and keep its property, plant, and equipment in good repair, working order and condition (ordinary wear and tear excepted), and shall from time to time make all needful and proper repairs, renewals, replacements, additions, and betterments thereto so that at all times the efficiency thereof shall be fully preserved and maintained, except to the extent that, in the reasonable business judgment of such Person, any such Property is no longer necessary for the proper conduct of the business of such Person. Section 6.3 Taxes and Assessments. Borrower shall duly pay and discharge, and shall cause each Subsidiary to duly pay and discharge, all taxes, rates, assessments, fees, and governmental charges upon or against it or its Property, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves are provided therefor. Section 6.4 Insurance. Borrower shall insure and keep insured, and shall cause each Subsidiary to insure and keep insured, with financially sound, reputable and responsible insurance companies all insurable Property owned by it which is of a character usually insured by Persons similarly situated and operating like Properties against loss or damage from such hazards and risks, and in such amounts, as are insured by Persons similarly situated and operating like Properties; and Borrower shall insure, and shall cause each Subsidiary to insure, such other hazards and risks with financially sound, reputable and responsible insurance companies as and to the extent usually insured by Persons similarly situated and conducting similar businesses. Borrower shall in any event maintain, and cause each Subsidiary to maintain, insurance on the Collateral to the extent required by the Collateral Documents. Borrower shall, upon the request of Administrative Agent, furnish to Administrative Agent and the Lenders a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Section. The Administrative Agent shall be named as an additional insured and lender’s loss payee, as applicable, with respect to each liability and property insurance policy, in each case, required under this Section 6.4 and in form and substance acceptable to the Administrative Agent.

-72- 751970602 Section 6.5 Financial Reports. Borrower shall, and shall cause each Subsidiary to, maintain a standard system of accounting in accordance with GAAP and shall furnish to Administrative Agent, each Lender, the L/C Issuer and each of their duly authorized representatives such information respecting the business and financial condition of Borrower and each Subsidiary as Administrative Agent or such Lender may reasonably request; and without any request, shall furnish to Administrative Agent, the Lenders, and L/C Issuer: (a) (i) as soon as available, and in any event no later than forty-five (45) days after the last day of each fiscal quarter of each fiscal year of Borrower (commencing with the fiscal quarter ended September 30, 2019), a copy of the consolidated and combined balance sheets of Borrower and its Subsidiaries (including reasonably detailed information regarding the Affiliated Entities) as of the last day of such fiscal quarter and the consolidated and combined statements of income, retained earnings, and cash flows of Borrower and its Subsidiaries (including reasonably detailed information demonstrating the results of the Affiliated Entities) for the fiscal quarter and for the fiscal year to date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by Borrower in accordance with GAAP (subject to the absence of footnote disclosures and year end audit adjustments) and certified to by a Responsible Officer; and (ii) as soon as available, and in any event no later than forty-five (45) days after the last day of the fiscal quarter of the Closing Date Target ended September 30, 2019, a copy of the consolidated balance sheet of the Closing Date Target as of the last day of such fiscal quarter and the consolidated statements of income, retained earnings, and cash flows of the Closing Date Target for the fiscal quarter and for the fiscal year to date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by Borrower or the Closing Date Target in accordance with GAAP (subject to the absence of footnote disclosures and year end audit adjustments) and certified to by a Responsible Officer; (b) as soon as available, and in any event no later than ninety (90) days after the last day of each fiscal year of Borrower, a copy of the consolidated and combined balance sheets of Borrower and its Subsidiaries (including reasonably detailed information regarding the Affiliated Entities) as of the last day of the fiscal year then ended and the consolidated and combined statements of income, retained earnings, and cash flows of Borrower and its Subsidiaries (including reasonably detailed information demonstrating the results of the Affiliated Entities) for the fiscal year then ended, and accompanying notes thereto, each in reasonable detail showing in comparative form the figures for the previous fiscal year, accompanied by an unqualified opinion of Grant Thornton LLP or another firm of independent public accountants of recognized national standing, selected by Borrower and reasonably satisfactory to Administrative Agent and the Required Lenders, to the effect that the financial statements have been prepared in accordance with GAAP and present fairly in accordance with GAAP the consolidated financial condition of Borrower and its Subsidiaries as of the close of such fiscal year and the results of their operations and cash flows for the fiscal year then ended and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, such examination included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances; (c) promptly after receipt thereof, any additional written reports or management letters given to it by its independent public accountants;

-73- 751970602 (d) promptly after the sending or filing thereof, copies of each financial statement, report, notice or proxy statement sent by Borrower or any Subsidiary to its stockholders or other equity holders, and copies of each regular, periodic or special report, registration statement or prospectus (including all Form 10 K, Form 10 Q and Form 8 K reports) filed by Borrower or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency; (e) promptly after receipt thereof, a copy of each audit made by any regulatory agency of the books and records of Borrower or any Subsidiary or of notice of any material noncompliance with any applicable law, regulation or guideline relating to Borrower or any Subsidiary, or its business; (f) as soon as available, and in any event no later than forty-five (45) days after the last day of each fiscal year of Borrower, a copy of Borrower’s and its Subsidiaries’ annual financial projections for the following fiscal year; (g) promptly after knowledge thereof shall have come to the attention of any Responsible Officer, written notice of (i) any threatened in writing or pending litigation or governmental or arbitration proceeding or labor controversy against Borrower or any Subsidiary or any of their Property which, if adversely determined, could reasonably be expected to have a Material Adverse Effect, (ii) the occurrence of any Default or Event of Default hereunder, (iii) the occurrence of any Material Adverse Effect, (iv) the formation or acquisition of any Subsidiary pursuant to Section 6.10 or (v) any material change in the financial reporting practices of Borrower and its Subsidiaries; (h) with each of the financial statements delivered pursuant to subsections (a) and (b) above, (i) a written certificate in the form attached hereto as Exhibit F signed by a Responsible Officer or another officer of Borrower acceptable to Administrative Agent to the effect that to the best of such officer’s knowledge and belief no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by Borrower or any Subsidiary to remedy the same, and (ii) a Work-in- Progress Report with respect to such fiscal quarter. Such certificate described in clause (i) above shall also set forth the calculations supporting the financial covenants set forth in Section 7.12; (i) promptly upon request of Administrative Agent or any Lender through the Administrative Agent, (i) such other information and reports of the Borrower or any Subsidiary as Administrative Agent or such Lender may from time to time reasonably request to evaluate the Borrower’s continuing financial obligations and compliance under the Credits, which information shall be submitted in form and detail reasonably satisfactory to Administrative Agent and, if requested, shall be certified by an authorized office of Borrower and (ii) information and documentation reasonably requested by Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation; and (j) upon the occurrence and continuation thereof, notice of any material modification, default or waiver of or to a Bonding Agreement.

-74- 751970602 Section 6.6 Inspection. Borrower shall, and shall cause each Subsidiary (other than any Affiliated Entity or Project Specific JV that is an Excluded Subsidiary) to, permit Administrative Agent, each Lender, the L/C Issuer, and each of their duly authorized representatives and agents to visit and inspect any of its Property, corporate books, and financial records, to examine and make copies of its books of accounts and other financial records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers, employees and independent public accountants (and by this provision Borrower hereby authorizes such accountants to discuss with Administrative Agent, such Lenders, and L/C Issuer the finances and affairs of Borrower and its Subsidiaries) at such reasonable times and intervals as Administrative Agent or any such Lender or L/C Issuer may designate and, so long as no Default or Event of Default exists, with reasonable prior notice to Borrower; provided, however, that in the absence of a Default or Event of Default, the Borrower shall not be required to reimburse the Administrative Agent, such Lender or the L/C Issuer for more than one (1) such inspection or audit per fiscal year. Section 6.7 ERISA. Neither Borrower nor any ERISA Affiliate sponsors, has (i) adopted, contributes to, has any obligation to contribute to, or has any liability to any Plan, or (ii) any liability to the PBGC under Title IV of ERISA. Borrower shall, and shall cause each Subsidiary (other than any Affiliated Entity or Project Specific JV that is an Excluded Subsidiary) to, promptly pay and discharge all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed could reasonably be expected to result in the imposition of a Lien against any of its Property. Borrower shall, and shall cause each Subsidiary (other than any Affiliated Entity or Project Specific JV that is an Excluded Subsidiary) to, promptly notify Administrative Agent and each Lender of: (a) the occurrence of any reportable event (as defined in ERISA) with respect to a Plan, (b) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor, (c) its intention to terminate or withdraw from any Plan, and (d) the occurrence of any event with respect to any Plan which would result in the incurrence by Borrower or any Subsidiary (other than any Affiliated Entity or Project Specific JV that is an Excluded Subsidiary) of any material liability, fine or penalty, or any material increase in the contingent liability of Borrower or any Subsidiary (other than any Affiliated Entity or Project Specific JV that is an Excluded Subsidiary) with respect to any post retirement Welfare Plan benefit. Section 6.8 Compliance with Laws. (a) Borrower shall, and shall cause each Subsidiary to, comply in all respects with all Legal Requirements applicable to or pertaining to its Property or business operations, where any such non-compliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or result in a Lien upon any of its Property. (b) Without limiting the agreements set forth in Section 6.8(a) above, Borrower shall, and shall cause each Subsidiary to, at all times, do the following to the extent the failure to do so, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect: (i) comply in all material respects with, and maintain each of the Premises in compliance in all material respects with, all applicable Environmental Laws; (ii) require that each tenant and subtenant, if any, of any of the Premises or any part thereof comply in all material respects with all applicable Environmental Laws; (iii) obtain and maintain in full force and effect all material governmental approvals required by any applicable Environmental Law for operations at each of

-75- 751970602 the Premises; (iv) cure any material violation by it or at any of the Premises of applicable Environmental Laws; (v) not allow the presence or operation at any of the Premises of any (1) landfill or dump or (2) hazardous waste management facility or solid waste disposal facility as defined pursuant to RCRA or any comparable state law; (vi) not manufacture, use, generate, transport, treat, store, release, dispose or handle any Hazardous Material at any of the Premises except in the ordinary course of its business and in de minimis amounts; (vii) within ten (10) Business Days notify Administrative Agent in writing of and provide any reasonably requested documents upon learning of any of the following in connection with Borrower or any Subsidiary (other than any Affiliated Entity or Project Specific JV that is an Excluded Subsidiary) or any of the Premises: (1) any material liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA, the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq., or any comparable state law; (2) any material Environmental Claim; (3) any material violation of an Environmental Law or material Release, threatened Release or disposal of a Hazardous Material; (4) any restriction on the ownership, occupancy, use or transferability arising pursuant to any (x) Release, threatened Release or disposal of a Hazardous Material or (y) Environmental Law; or (5) any environmental, natural resource, health or safety condition, which could reasonably be expected to have a Material Adverse Effect; (viii) conduct at its expense any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any material Release, threatened Release or disposal of a Hazardous Material as required by any applicable Environmental Law, (ix) abide by and observe any restrictions on the use of the Premises imposed by any Governmental Authority as set forth in a deed or other instrument affecting Borrower’s or any Subsidiary’s (other than any Affiliated Entity or Project Specific JV that is an Excluded Subsidiary) interest therein; (x) promptly provide or otherwise make available to Administrative Agent any reasonably requested environmental record concerning the Premises which Borrower or any Subsidiary (other than any Affiliated Entity or Project Specific JV that is an Excluded Subsidiary) possesses or can reasonably obtain; and (xi) perform, satisfy, and implement any operation or maintenance actions required by any Governmental Authority or Environmental Law, or included in any no further action letter or covenant not to sue issued by any Governmental Authority under any Environmental Law. Section 6.9 [Reserved]. Section 6.10 Formation of Subsidiaries. Promptly upon the formation or acquisition of any Domestic Subsidiary (other than an Excluded Subsidiary), Borrower shall provide Administrative Agent and the Lenders notice thereof and timely comply with the requirements of Section 6.12 (at which time Schedule 5.2 shall be deemed amended to include reference to such Subsidiary). Borrower shall not, nor shall it permit any Subsidiary to, form or acquire any Foreign Subsidiary. Section 6.11 Use of Proceeds; Margin Stock. Borrower shall use the credit extended under this Agreement solely for the purposes set forth in, or otherwise permitted by, Section 5.4. Neither Borrower nor any Subsidiary will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock or in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan or

-76- 751970602 any other extension of credit made hereunder will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. Section 6.12 Guaranties and Collateral. (a) Guaranties. The payment and performance of the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability shall at all times be guaranteed by each direct and indirect Subsidiary of Borrower other than any Excluded Subsidiary pursuant to Section 10 or pursuant to one or more guaranty agreements in form and substance reasonably acceptable to Administrative Agent, as the same may be amended, modified or supplemented from time to time (individually a “Guaranty” and collectively the “Guaranties” and each such Subsidiary executing and delivering this Agreement as a Guarantor (including any Subsidiary hereafter executing and delivering an Additional Guarantor Supplement in the form called for by Section 10) or a separate Guaranty being referred to herein as a “Guarantor” and collectively the “Guarantors”). (b) Collateral. The Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability shall be secured by valid, perfected, and enforceable Liens on all right, title, and interest of Borrower and each Guarantor in all of their personal Property. Borrower and the other Loan Parties acknowledge and agree that the Liens on the Collateral shall be granted to Administrative Agent for the benefit of the holders of the Obligations, the Hedging Liability, and the Funds Transfer and Deposit Account Liability and shall be valid and perfected first priority Liens, in each case pursuant to one or more Collateral Documents from such Persons, each in form and substance satisfactory to Administrative Agent. (c) Further Assurances. Borrower agrees that it shall, and shall cause each Guarantor to, from time to time at the request of Administrative Agent or the Required Lenders, execute and deliver such documents (including, for the avoidance of doubt, mortgages and similar documents) and do such acts and things as Administrative Agent or the Required Lenders may reasonably request in order to provide for or perfect or protect such Liens on the Collateral. In the event Borrower or any Guarantor forms or acquires any other Subsidiary (other than an Excluded Subsidiary) after the date hereof, except as otherwise provided in Sections 6.12(a) and 6.12(b) above, Borrower shall promptly upon such formation or acquisition cause such newly formed or acquired Subsidiary to execute a Guaranty and such Collateral Documents as Administrative Agent may then require, and Borrower shall also deliver to Administrative Agent, or cause such Subsidiary to deliver to Administrative Agent, at Borrower’s cost and expense, such other instruments, documents, mortgages, certificates, and opinions reasonably required by Administrative Agent in connection therewith. Section 6.13 Senior Indebtedness. Borrower shall ensure, and shall cause each other Loan Party to ensure, that the Obligations are and will be direct, unconditional and unsubordinated obligations, and do rank and will rank at least pari passu with all other present and future senior Indebtedness for Borrowed Money of each Loan Party and senior to all Subordinated Debt of each Loan Party. Section 6.14 Hedging Agreements. Within ninety (90) days following the Closing Date (or such longer time as Administrative Agent may otherwise agree in writing in its sole discretion), Borrower shall enter into one or more interest rate protection agreements with financially sound

-77- 751970602 counterparties effectively fixing or capping the interest rates with respect to a notional amount of at least 50% of the then-outstanding principal amount of the Term Loans for a period of at least three (3) years. Section 6.15 Cash Management. Within one hundred twenty (120) days following the Closing Date (or such longer time as Administrative Agent may otherwise agree in writing in its sole discretion), and at all times thereafter, Borrower and each of the other Loan Parties shall maintain each of its operating accounts other than Excluded Accounts at Administrative Agent, an Affiliate thereof or other financial institution that enters into a control agreement with the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent and Borrower. Section 6.16 Collateral Access Agreements. Within one hundred twenty (120) days following the Closing Date (or such longer time as Administrative Agent may otherwise agree in writing in its sole discretion), each Loan Party shall use commercially reasonable efforts to deliver to the Administrative Agent collateral access agreements, in form and substance reasonably acceptable to the Administrative Agent, with respect to any Premises leased by such Loan Party as of the Closing Date (i) constituting such Loan Party’s corporate headquarters or chief executive office or (ii) holding Collateral with a fair market value equal to or in excess of $5,000,000 but excluding any temporary Premises of any Project Specific JV utilized to store project-related materials, inventory and equipment related to such project on a temporary basis. Section 6.17 Bonding Obligations. Borrower shall maintain, and shall cause each Subsidiary to maintain, each of its Bonding Agreements necessary for the conduct of its business in the ordinary course of its operations and in a manner reasonably satisfactory to the Administrative Agent. SECTION 7. NEGATIVE COVENANTS. Section 7.1 Borrowings and Guaranties. Borrower shall not, nor shall it permit any Subsidiary (other than any Affiliated Entity or Project Specific JV constituting, in either case, an Excluded Subsidiary) to, issue, incur, assume, create or have outstanding any Indebtedness for Borrowed Money, incur, create or have outstanding other contingent obligations (including earn- outs) or incur liabilities for interest rate, currency, or commodity cap, collar, swap, or similar hedging arrangements, or be or become liable as endorser, guarantor, surety or otherwise for any debt, obligation or undertaking of any other Person, or otherwise agree to provide funds for payment of the obligations of another, or supply funds thereto or invest therein or otherwise assure a creditor of another against loss, or apply for or become liable to the issuer of a letter of credit which supports an obligation of another, or subordinate any claim or demand it may have to the claim or demand of any other Person; provided, that the foregoing shall not restrict nor operate to prevent: (a) the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability of Borrower and its Subsidiaries owing to Administrative Agent and the Lenders (and their Affiliates), including any extensions, refinancings, modifications, amendments and restatements thereof;

-78- 751970602 (b) purchase money indebtedness and Capitalized Lease Obligations of Borrower and its Subsidiaries in an amount not to exceed $30,000,000 in the aggregate at any one time outstanding; (c) obligations of Borrower or any Subsidiary arising out of interest rate, foreign currency, and commodity hedging agreements entered into with financial institutions in connection with bona fide hedging activities in the ordinary course of business and not for speculative purposes; (d) endorsement of items for deposit or collection of commercial paper received in the ordinary course of business; (e) intercompany advances from time to time owing by any Subsidiary to Borrower or another Subsidiary or by Borrower to a Subsidiary in the ordinary course of business; (f) Subordinated Debt in respect of the Seller Note; (g) unsecured Subordinated Debt of Borrower and its Subsidiaries in an amount not to exceed $45,000,000 in the aggregate at any one time outstanding; (h) indebtedness existing on the Closing Date and disclosed on Schedule 7.1 hereto, and any Permitted Refinancing Indebtedness in respect thereof; (i) indebtedness (i) incurred under the Tealstone Seller Notes up to an aggregate principal amount that does not exceed $5,000,000 outstanding at any time and (ii) consisting of amounts in respect of the Tealstone Deferred Payments up to an aggregate amount that does not exceed $7,500,000 outstanding at any time; (j) indebtedness not constituting Indebtedness for Borrowed Money incurred for the acquisition of supplies or inventory on normal trade credit; (k) indebtedness arising in the ordinary course of business with respect to Bonding Agreements; (l) amounts in respect of any “Adjustment Amount” as defined in the Closing Date Acquisition Agreement and owed by Borrower thereunder; (m) other indebtedness of Borrower and its Subsidiaries not otherwise permitted by this Section in an amount not to exceed $25,000,000 in the aggregate at any one time outstanding; (n) earnout obligations incurred in connection with Permitted Acquisitions; and (o) subject to no Event of Default existing or resulting therefrom and the Borrower shall be in pro forma compliance with Section 7.12 after giving effect thereto, other unsecured Indebtedness of the Borrower or any Subsidiary incurred after the Closing Date; provided that (i) such indebtedness shall not mature earlier than the latest maturity of any Loans outstanding at the time of incurrence of such indebtedness, (ii) such Indebtedness shall have a weighted average life to maturity not shorter than the remaining weighted average life to maturity of then-existing Loans,

-79- 751970602 (iii) representations, warranties, covenants and events of default set forth in the documentation governing such Indebtedness are either (A) substantially identical to those hereunder, or (B) not more favorable to the lenders or holders providing such indebtedness than those hereunder (except for (x) provisions applicable only to periods after the latest maturity of any Loans outstanding at the time of incurrence of such Indebtedness or (y) provisions that are more favorable to the lenders or holders providing such indebtedness or the agents in respect of such Indebtedness and are added hereunder (it being understood that no consent of any Lender shall be required to add any such more favorable provision to this Agreement but such amendment documentation shall be reasonably satisfactory to the Administrative Agent), (iv) there shall be no borrower, issuer or subsidiary guarantor in respect of such Indebtedness that is not a Loan Party, (v) except in the case of Permitted Refinancing Indebtedness incurred to refinance indebtedness previously incurred pursuant to this clause (o) and so long as the Senior Secured Leverage Ratio shall not exceed 2.50 to 1.00 on a pro forma basis after giving effect thereto, the Borrower shall have repaid Term Loans pursuant to Section 2.9 with the Net Cash Proceeds of such indebtedness and (vi) the Borrower has delivered to the Administrative Agent a certificate of a Responsible Officer certifying compliance with this clause (o). Section 7.2 Liens. Borrower shall not, nor shall it permit any Subsidiary (other than any Affiliated Entity or Project Specific JV constituting, in either case, an Excluded Subsidiary) to, create, incur or permit to exist any Lien of any kind on any Property owned by any such Person; provided, that the foregoing shall not apply to nor operate to prevent (the following being collectively referred to as “Permitted Encumbrances”): (a) Liens arising by statute in connection with worker’s compensation, unemployment insurance, old age benefits, social security obligations, taxes, assessments, statutory obligations or other similar charges (other than Liens arising under ERISA), good faith cash deposits in connection with tenders, contracts or leases to which Borrower or any Subsidiary is a party or other cash deposits required to be made in the ordinary course of business, provided in each case that the obligation is not for borrowed money and that the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves have been established therefor; (b) mechanics’, workmen’s, materialmen’s, landlords’, carriers’ or other similar Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest; (c) judgment liens and judicial attachment liens not constituting an Event of Default under Section 8.1(g) and the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceeding; provided that the aggregate amount of such judgment liens and attachments and liabilities of Borrower and its Subsidiaries secured by a pledge of assets permitted under this subsection, including interest and penalties thereon, if any, shall not be in excess of $15,000,000 at any one time outstanding; (d) Liens on Property of Borrower or any Subsidiary created solely for the purpose of securing indebtedness permitted by Section 7.1(b), representing or incurred to finance the purchase price of such Property; provided that no such Lien shall extend to or cover other Property of

-80- 751970602 Borrower or such Subsidiary other than the respective Property so acquired, and the principal amount of indebtedness secured by any such Lien shall at no time exceed the purchase price of such Property, as reduced by repayments of principal thereon; (e) any interest or title of a lessor under any operating lease; (f) easements, rights of way, restrictions, and other similar encumbrances against real property incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of Borrower or any Subsidiary; (g) Liens granted in favor of Administrative Agent pursuant to the Collateral Documents, including Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by such Liens; (h) Liens existing on the Closing Date and disclosed on Schedule 7.2 hereto, including Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by such Liens; provided that any extension, renewal or replacement Lien shall be limited to the Property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; (i) non-exclusive licenses and sublicenses granted by a Loan Party and their respective Subsidiaries and leases or subleases (by a Loan Party or any of its Subsidiaries as lessor or sublessor) to third parties in the ordinary course of business not interfering in any material respect with the business of the Loan Parties and their respective Subsidiaries; (j) restrictions on transfer or other Liens contained in the Organizational Documents of a Loan Party; (k) restrictions on transfer under applicable federal and state securities laws; (l) Liens arising in the ordinary course of business securing obligations under Bonding Agreements; provided, that such Liens shall either (i) secure solely any accounts receivable relating to such Bonding Agreements and any proceeds thereof, and not any other assets or (ii) be reasonably acceptable to the Administrative Agent and if requested by Administrative Agent, subject to an Intercreditor Agreement; (m) Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Subsidiary, in each case after the Closing Date; provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Subsidiary, and (ii) such Lien does not extend to or cover any other assets or property; and (n) other Liens not otherwise permitted by this Section securing obligations in an amount not to exceed $10,000,000 in the aggregate at any one time outstanding. Section 7.3 Investments, Acquisitions, Loans and Advances. Borrower shall not, nor shall it permit any Subsidiary (other than any Affiliated Entity or Project Specific JV constituting,

-81- 751970602 in either case, an Excluded Subsidiary) to, directly or indirectly, make, retain or have outstanding any investments (whether through purchase of equity interests or obligations or otherwise) in, or loans or advances to (other than for travel advances and other similar cash advances made to employees in the ordinary course of business), any other Person, or acquire all or any substantial part of the assets or business of any other Person or division thereof; provided, that the foregoing shall not apply to nor operate to prevent: (a) investments in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America, provided that any such obligations shall mature within one year of the date of issuance thereof; (b) investments in commercial paper rated at least P 1 by Moody’s and at least A 1 by S&P maturing within one year of the date of issuance thereof; (c) investments in certificates of deposit issued by any Lender or by any United States commercial bank having capital and surplus of not less than $100,000,000 which have a maturity of one year or less; (d) investments in repurchase obligations with a term of not more than 7 days for underlying securities of the types described in subsection (a) above entered into with any bank meeting the qualifications specified in subsection (c) above, provided all such agreements require physical delivery of the securities securing such repurchase agreement, except those delivered through the Federal Reserve Book Entry System; (e) investments in money market funds that invest solely, and which are restricted by their respective charters to invest solely, in investments of the type described in the immediately preceding subsections (a), (b), (c), and (d) above; (f) investments consisting of (i) travel advances, employee relocation loans and other employee loans and advances in the ordinary course of business in an amount not to exceed $1,000,000 outstanding at any time, (ii) non-cash loans to employees, officers or directors relating to the purchase of Equity Interests of Borrower pursuant to employee stock purchase plans or arrangements approved by Borrower’s board of directors in an amount not to exceed $1,000,000 outstanding at any time and (iii) advances in the form of progress payments, prepaid rent or security deposits with respect to operating leases and other similar deposits, in each case, made in the ordinary course of business and in an amount not to exceed $1,000,000 outstanding at any time; (g) investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business; (h) investments consisting of notes receivable of, or prepaid royalties from and other credit obligations of, customers, suppliers and debtors of the Loan Parties, who are not Affiliates, in the ordinary course of business;

-82- 751970602 (i) intercompany investments made by, or the holding of Equity Interests of, (i) a Loan Party or any of its respective Subsidiaries in a Loan Party and (ii) a Subsidiary that is not a Loan Party in or to any other Subsidiary that is not a Loan Party; (j) investments in the ordinary course of business consisting of endorsements of negotiable instruments for collection or deposit; (k) investments by any Loan Party or any other Subsidiary in the Affiliated Entities in an aggregate amount not to exceed $25,000,000 in the aggregate outstanding at any time; (l) Permitted Acquisitions; (m) investments by any Loan Party in Project Specific JVs solely for the purpose of forming or capitalizing such Project Specific JVs for the limited purpose of performing construction work on a specific project in an aggregate amount not to exceed the greater of (x) $35,000,000 and (y) twenty percent (20%) of the Net Worth outstanding at any time; and (n) other investments, loans, and advances in addition to those otherwise permitted by this Section in an amount not to exceed $30,000,000 in the aggregate at any one time outstanding. In determining the amount of investments, acquisitions, loans, and advances permitted under this Section, investments and acquisitions shall always be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein), and loans and advances shall be taken at the principal amount thereof then remaining unpaid. Section 7.4 Mergers, Consolidations and Sales. Borrower shall not, nor shall it permit any Subsidiary (other than any Affiliated Entity or Project Specific JV constituting, in either case, an Excluded Subsidiary) to, be a party to any merger or consolidation, or sell, transfer, lease or otherwise dispose of all or any part of its Property, including any disposition of Property as part of a sale and leaseback transaction, or in any event sell or discount (with or without recourse) any of its notes or accounts receivable; provided, that this Section shall not apply to nor operate to prevent: (a) the sale or lease of inventory in the ordinary course of business; (b) the sale, transfer, lease or other disposition of Property of Borrower and its Subsidiaries to one another in the ordinary course of its business; (c) the merger of any Subsidiary with and into Borrower or any other Subsidiary; provided that, in the case of any merger involving Borrower, Borrower is the corporation surviving the merger; (d) the sale, transfer, liquidation or dissolution of any Subsidiary no longer used in the ordinary course of business; (e) the sale of delinquent notes or accounts receivable in the ordinary course of business for purposes of collection only (and not for the purpose of any bulk sale or securitization transaction);

-83- 751970602 (f) the sale, transfer or other disposition of any obsolete, surplus, used or worn out tangible personal property, whether now owned or hereafter acquired, in the ordinary course of business and the sale, transfer or other disposition of tangible personal property no longer used or useful or economically practical to maintain in the conduct of the business Borrower or its Subsidiary; (g) the sale, transfer or other disposition of accounts receivable relating to any Bonding Agreements and any proceeds thereof; and (h) the sale, transfer, lease or other disposition of Property of Borrower or any Subsidiary (including any disposition of Property as part of a sale and leaseback transaction) aggregating for Borrower and its Subsidiaries not more than $25,000,000 during any fiscal year of Borrower. Section 7.5 Maintenance of Subsidiaries. Borrower shall not assign, sell or transfer, nor shall it permit any Subsidiary (other than any Affiliated Entity or Project Specific JV constituting, in either case, an Excluded Subsidiary) to issue, assign, sell or transfer, any shares of capital stock or other equity interests of a Subsidiary held by a Loan Party; provided, that the foregoing shall not operate to prevent (a) Liens on the capital stock or other equity interests of Subsidiaries granted to Administrative Agent pursuant to the Collateral Documents, (b) the issuance, sale, and transfer to any person of any shares of capital stock of a Subsidiary solely for the purpose of qualifying, and to the extent legally necessary to qualify, such person as a director of such Subsidiary, and (c) any transaction permitted by Section 7.4(c) above. Section 7.6 Dividends and Certain Other Restricted Payments. Borrower shall not, nor shall it permit any Subsidiary (other than any Affiliated Entity or Project Specific JV constituting, in either case, an Excluded Subsidiary) to, (i) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock or other equity interests (other than dividends or distributions payable solely in its capital stock or other equity interests) or (ii) directly or indirectly purchase, redeem, or otherwise acquire or retire any of its capital stock or other equity interests or any warrants, options, or similar instruments to acquire the same (collectively referred to herein as “Restricted Payments”); provided, that the foregoing shall not operate to prevent: (a) the making of dividends or distributions by any Subsidiary to Borrower or any Guarantor that is its respective parent entity; (b) the making of dividends or distributions by any Subsidiary that is not a Loan Party to any other Subsidiary that is not a Loan Party; (c) the Borrower’s issuance of common stock upon the exercise, and to the registered holders, of the OCM Warrants in accordance with their terms; (d) repurchases by the Borrower pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar arrangements in an aggregate amount not to exceed $2,000,000 in any fiscal year; and (e) other Restricted Payments in an amount not to exceed the Available Amount so long as both before and after giving effect to such Restricted Payment (i) Borrower shall be in

-84- 751970602 compliance with Section 7.12 on a pro forma basis, (ii) the (A) Total Leverage Ratio shall not on a pro forma basis exceed 2.50 to 1.00 and (B) Senior Secured Leverage Ratio shall not on a pro forma basis exceed 2.00 to 1.00, (iii) Liquidity shall be at least $40,000,000 and (iv) no Default or Event of Default shall have occurred and be continuing. Section 7.7 Transactions With Affiliates. Borrower shall not, nor shall it permit any Subsidiary to, enter into any contract, agreement or business arrangement with any of its Affiliates on terms and conditions which are less favorable to Borrower or such Subsidiary than would be usual and customary in similar contracts, agreements or business arrangements between Persons not affiliated with each other; provided that the foregoing restriction shall not apply to (i) any transaction between any Loan Party or any of its Subsidiaries (other than Excluded Subsidiaries) or between any Excluded Subsidiaries and (ii) compensation arrangements and benefit plans for officers and other employees of the Loan Parties and their respective Subsidiaries entered into or maintained in the ordinary course of business and consistent with such Loan Parties’ and such Subsidiaries’ historical practices, which are, in each case, approved by such Loan Parties’ or such Subsidiaries’ board of directors (or equivalent governing body). Section 7.8 No Changes in Fiscal Year. The fiscal year of Borrower and its Subsidiaries ends on December 31 of each year; and Borrower shall not, nor shall it permit any Subsidiary to, change its fiscal year from its present basis. Section 7.9 Change in the Nature of Business. Borrower shall not, nor shall it permit any Subsidiary to, engage in any business or activity if as a result the general nature of the business of Borrower or any Subsidiary would be changed in any material respect from the general nature of the business engaged in by it as of the Closing Date or an Eligible Line of Business. Section 7.10 No Restrictions. Except as provided herein, Borrower shall not, nor shall it permit any Subsidiary (other than any Affiliated Entity or Project Specific JV constituting, in either case, an Excluded Subsidiary) to, directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of Borrower or any Subsidiary (other than any Affiliated Entity or Project Specific JV constituting, in either case, an Excluded Subsidiary) to: (a) pay dividends or make any other distribution on any Subsidiary’s capital stock or other equity interests owned by Borrower or any other Subsidiary, (b) pay any indebtedness owed to Borrower or any other Subsidiary, (c) make loans or advances to Borrower or any other Subsidiary, (d) transfer any of its Property to Borrower or any other Subsidiary, or (e) guarantee the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability and/or grant Liens on its assets (including, for the avoidance of doubt, real estate) to Administrative Agent as required by the Loan Documents. Section 7.11 Amendment to Organizational and Other Documents. Borrower shall not, nor shall it permit any Subsidiary (other than any Affiliated Entity or Project Specific JV constituting, in either case, an Excluded Subsidiary) to: (a) amend its Organizational Documents (i) to change its name or jurisdiction of organization without 30 days’ prior written notice to Administrative Agent (which such 30 days may be waived by Administrative Agent in its sole discretion); or (ii) in any manner materially

-85- 751970602 adverse, or that could reasonably be expected to be materially adverse, to Administrative Agent or the Lenders without the prior written consent of Administrative Agent; or (b) (i) amend or modify any of the terms or conditions relating to Subordinated Debt, including the Seller Note, (ii) make any voluntary prepayment of Subordinated Debt, including the Seller Note, or effect any voluntary redemption thereof, or (iii) make any payment on account of Subordinated Debt, including the Seller Note, which is prohibited under the terms of any instrument or agreement subordinating the same to the Obligations. Notwithstanding the foregoing, Borrower may agree to a decrease in the interest rate applicable thereto or to a deferral of repayment of any of the principal of or interest on the Subordinated Debt, including the Seller Note, beyond the current due dates therefor. Section 7.12 Financial Covenants. (a) Total Leverage Ratio. As of the last day of each fiscal quarter of Borrower ending during the relevant period set forth below, Borrower shall not permit the Total Leverage Ratio to be greater than the corresponding ratio set forth opposite such period: Period(s) Ending Total Leverage Ratio shall not be greater than: Fiscal quarters ending on or about 12/31/2021 through and including 6/30/2022 3.25 to 1.00 Fiscal quarters ending on or about 9/30/2022 or thereafter 3.00 to 1.00 (b) Fixed Charge Coverage Ratio. As of the last day of each fiscal quarter of Borrower, commencing with the fiscal quarter ending December 31, 2019, Borrower shall maintain a Fixed Charge Coverage Ratio of not less than 1.20 to 1.00. Section 7.13 Use of Proceeds. Borrower shall not use, and shall ensure that its Subsidiaries and Affiliates, and its or their respective directors, officers, employees and agents not use, the proceeds of any Loan or Letter of Credit, directly or indirectly, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) to fund, finance or facilitate any activities, business or transaction of or with any Sanctioned Person or in any Designated Jurisdiction, or (iii) in any other manner that would result in the violation of any Sanctions applicable to any party hereto. Section 7.14 Payment of Subordinated Debt. The Borrower shall not, and shall not permit any Subsidiary (other than any Affiliated Entity or Project Specific JV constituting, in either case, an Excluded Subsidiary) to make any payment or other distribution on account of Subordinated Debt, including the Seller Note, unless before and after giving effect to such payment, (i) no Default or Event of Default exists or would result, (ii) Borrower is in compliance with Section 7.12 on a pro forma basis and (iii) in the case of any such payment of principal, the Total Leverage Ratio shall not exceed 2.00 to 1.00 on a pro forma basis.

-86- 751970602 SECTION 8. EVENTS OF DEFAULT AND REMEDIES. Section 8.1 Events of Default. Any one or more of the following shall constitute an “Event of Default” hereunder: (a) default in the payment when due of all or any part of the principal of any Loan (whether at the stated maturity thereof or at any other time provided for in this Agreement) or of any Reimbursement Obligation, or default for a period of five (5) Business Days in the payment when due of any interest, fee or other Obligation payable hereunder or under any other Loan Document; (b) default in the observance or performance of any covenant set forth in Sections 6.1, 6.4, 6.5(a), 6.5(b), 6.5(g), 6.11, or 7; (c) default in the observance or performance of any other provision hereof or of any other Loan Document which is not remedied within 30 days after the earlier of (i) the date on which such failure shall first become known to any Responsible Officer or (ii)receipt of written notice of such default by the Borrower from the Administrative Agent; (d) any representation or warranty made herein or in any other Loan Document or in any certificate furnished to Administrative Agent or the Lenders pursuant hereto or thereto or in connection with any transaction contemplated hereby or thereby proves untrue in any respect (or in any material respect if such representation, warranty, certification or statement is not by its terms already qualified as to materiality) as of the date of the issuance or making or deemed making thereof; (e) any event occurs or condition exists (other than those described in subsections (a) through (d) above) which is specified as an event of default under any of the other Loan Documents, or any of the Loan Documents shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void, or any of the Collateral Documents shall for any reason fail to create a valid and perfected first priority Lien in favor of Administrative Agent in any Collateral purported to be covered thereby except as expressly permitted by the terms thereof, or any Subsidiary takes any action for the purpose of terminating, repudiating or rescinding any Loan Document executed by it or any of its obligations thereunder; (f) default shall occur under any Indebtedness for Borrowed Money issued, assumed or guaranteed by Borrower or any Subsidiary aggregating in excess of $15,000,000, or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such Indebtedness for Borrowed Money (whether or not such maturity is in fact accelerated), or any such Indebtedness for Borrowed Money shall not be paid when due (whether by demand, lapse of time, acceleration or otherwise); (g) any final judgment or judgments for the payment of money, writ or writs or warrant or warrants of attachment, or any similar process or processes, shall be entered or filed against Borrower or any Loan Party, or against any of its Property, in an aggregate amount in excess of $15,000,000 (except to the extent fully covered by insurance pursuant to which the insurer has

-87- 751970602 accepted liability therefor in writing), and which remains undischarged, unvacated, unbonded or unstayed for a period of 30 days; (h) an ERISA Event shall occur, that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower, its Subsidiaries or its ERISA Affiliates in an aggregate amount in excess of $15,000,000; (i) any Change of Control shall occur; (j) Borrower or any Subsidiary shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution (except as expressly permitted hereunder), winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate, limited liability, or other applicable organizational action in furtherance of any matter described in parts (i) through (v) above, or (vii) fail to contest in good faith any appointment or proceeding described in Section 8.1(k); (k) a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for Borrower or any Subsidiary, or any substantial part of any of its Property, or a proceeding described in Section 8.1(j)(v) shall be instituted against Borrower or any Subsidiary, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 days; or (l) any Loan Party or any Subsidiary defaults in the payment when due of any amount due under any Bonding Agreement or breaches or defaults with respect to any other term of any Bonding Agreement, (x) if the effect of such failure to pay, default or breach is to cause the related surety to take possession of the work under any of the bonded contracts of such Borrower or any of its Subsidiaries and value of the contract or project that has been taken over by the related surety exceeds $15,000,000 or (y) if the effect of such failure to pay, default or breach is to result in a “Trigger Date”, “Trigger Event” or similar term under any Intercreditor Agreement. Section 8.2 Non Bankruptcy Defaults. When any Event of Default (other than those described in Section 8.1(j) or (k) with respect to Borrower) has occurred and is continuing, Administrative Agent shall, by written notice to Borrower: (a) if so directed by the Required Lenders, terminate the remaining Commitments and all other obligations of the Lenders hereunder on the date stated in such notice (which may be the date thereof); (b) if so directed by the Required Lenders, declare the principal of and the accrued interest on all outstanding Loans to be forthwith due and payable and thereupon all outstanding Loans, including both principal and interest thereon, shall be and become immediately due and payable together with all other amounts payable under the Loan Documents without further demand, presentment, protest or notice of any kind; and (c)

-88- 751970602 if so directed by the Required Lenders, demand that Borrower immediately Cash Collateralize the L/C Obligations, and Borrower agrees to immediately make such payment and acknowledges and agrees that the Lenders would not have an adequate remedy at law for failure by Borrower to honor any such demand and that Administrative Agent, for the benefit of the Lenders, shall have the right to require Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any Letter of Credit. Administrative Agent, after giving notice to Borrower pursuant to Section 8.1(c) or this Section 8.2, shall also promptly send a copy of such notice to the other Lenders, but the failure to do so shall not impair or annul the effect of such notice. Section 8.3 Bankruptcy Defaults. When any Event of Default described in Section 8.1(j) or (k) with respect to Borrower has occurred and is continuing, then all outstanding Loans shall immediately become due and payable together with all other amounts payable under the Loan Documents without presentment, demand, protest or notice of any kind, the obligation of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate and Borrower shall immediately Cash Collateralize the L/C Obligations, Borrower acknowledging and agreeing that the Lenders would not have an adequate remedy at law for failure by Borrower to honor any such demand and that the Lenders, and Administrative Agent on their behalf, shall have the right to require Borrower to specifically perform such undertaking whether or not any draws or other demands for payment have been made under any of the Letters of Credit. Section 8.4 Collateral for Undrawn Letters of Credit. If the prepayment of the amount available for drawing under any or all outstanding Letters of Credit is required under Section 2.9(b), Section 2.17, Section 8.2 or Section 8.3 above, Borrower shall forthwith pay the amount required to be so prepaid, to be held by Administrative Agent as provided in subsection (b) below. (b) All amounts prepaid pursuant to subsection (a) above shall be held by Administrative Agent in one or more separate collateral accounts (each such account, and the credit balances, properties, and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing being collectively called the “Collateral Account”) as security for, and for application by Administrative Agent (to the extent available) to, the reimbursement of any payment under any Letter of Credit then or thereafter made by the L/C Issuer, and to the payment of the unpaid balance of all other Obligations (and to all Hedging Liability and Funds Transfer and Deposit Account Liability). The Collateral Account shall be held in the name of and subject to the exclusive dominion and control of Administrative Agent for the benefit of Administrative Agent, the Lenders, and the L/C Issuer. If and when requested by Borrower, Administrative Agent shall invest funds held in the Collateral Account from time to time in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America with a remaining maturity of one year or less, provided that Administrative Agent is irrevocably authorized to sell investments held in the Collateral Account when and as required to make payments out of the Collateral Account for application to amounts due and owing from Borrower to the L/C Issuer, Administrative Agent or the Lenders; provided, that (i) if Borrower shall have made payment of all obligations referred to in subsection (a) above required under Section 2.9(b) and Section 2.17, if any, at the request of Borrower Administrative Agent shall release to Borrower amounts held in the Collateral Account so long as at the time of the release and after giving effect thereto no Default or Event of Default

-89- 751970602 exists and, in the case of Section 2.17, the Defaulting Lender Period with respect to the relevant Defaulting Lender has terminated, and (ii) if Borrower shall have made payment of all obligations referred to in subsection (a) above required under Section 8.2 or 8.3, so long as no Letters of Credit, Commitments, Loans or other Obligations, Hedging Liability, or Funds Transfer and Deposit Account Liability remain outstanding, at the request of Borrower Administrative Agent shall release to Borrower any remaining amounts held in the Collateral Account. Section 8.5 Notice of Default. Administrative Agent shall give notice to Borrower under Section 8.1(c) promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof. SECTION 9. ADMINISTRATIVE AGENT. Section 9.1 Appointment and Authorization of Administrative Agent. Each Lender and the L/C Issuer hereby appoints BMO Harris Bank N.A. as Administrative Agent under the Loan Documents and hereby authorizes Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The Lenders and L/C Issuer expressly agree that Administrative Agent is not acting as a fiduciary of the Lenders or the L/C Issuer in respect of the Loan Documents, Borrower or otherwise, and nothing herein or in any of the other Loan Documents shall result in any duties or obligations on Administrative Agent or any of the Lenders or L/C Issuer except as expressly set forth herein. Section 9.2 Administrative Agent and its Affiliates. Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise or refrain from exercising such rights and power as though it were not Administrative Agent, and Administrative Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with Borrower or any Affiliate of Borrower as if it were not Administrative Agent under the Loan Documents. The term “Lender” as used herein and in all other Loan Documents, unless the context otherwise clearly requires, includes Administrative Agent in its individual capacity as a Lender (if applicable). Section 9.3 Action by Administrative Agent. If Administrative Agent receives from Borrower a written notice of an Event of Default pursuant to Section 8.5, Administrative Agent shall promptly give each of the Lenders and L/C Issuer written notice thereof. The obligations of Administrative Agent under the Loan Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, Administrative Agent shall not be required to take any action hereunder with respect to any Default or Event of Default, except as expressly provided in Sections 8.2 and 8.5. Upon the occurrence of an Event of Default, Administrative Agent shall take such action to enforce its Lien on the Collateral and to preserve and protect the Collateral as may be directed by the Required Lenders. Unless and until the Required Lenders give such direction, Administrative Agent may (but shall not be obligated to) take or refrain from taking such actions as it deems appropriate and in the best interest of all the Lenders and L/C Issuer. In no event, however, shall Administrative Agent be required to take any action in violation of applicable law or of any provision of any Loan Document, and Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any other Loan Document

-90- 751970602 unless it first receives any further assurances of its indemnification from the Lenders that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expense, and liability which may be incurred by it by reason of taking or continuing to take any such action. Administrative Agent shall be entitled to assume that no Default or Event of Default exists unless notified in writing to the contrary by a Lender, the L/C Issuer, or Borrower. In all cases in which the Loan Documents do not require Administrative Agent to take specific action, Administrative Agent shall be fully justified in using its discretion in failing to take or in taking any action thereunder. Any instructions of the Required Lenders, or of any other group of Lenders called for under the specific provisions of the Loan Documents, shall be binding upon all the Lenders and the holders of the Obligations. Section 9.4 Consultation with Experts. Administrative Agent may consult with legal counsel, independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. Section 9.5 Liability of Administrative Agent; Credit Decision. Neither Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection with the Loan Documents: (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence, bad faith or willful misconduct. Neither Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify: (i) any statement, warranty or representation made in connection with this Agreement, any other Loan Document or any Credit Event; (ii) the performance or observance of any of the covenants or agreements of any Loan Party contained herein or in any other Loan Document; (iii) the satisfaction of any condition specified in Section 4, except receipt of items required to be delivered to Administrative Agent; or (iv) the validity, effectiveness, genuineness, enforceability, perfection, value, worth or collectability hereof or of any other Loan Document or of any other documents or writing furnished in connection with any Loan Document or of any Collateral; and Administrative Agent makes no representation of any kind or character with respect to any such matter mentioned in this sentence. Administrative Agent may execute any of its duties under any of the Loan Documents by or through employees, agents, and attorneys in fact and shall not be answerable to the Lenders, the L/C Issuer, Borrower, or any other Person for the default or misconduct of any such agents or attorneys in fact selected with reasonable care. Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, other document or statement (whether written or oral) believed by it to be genuine or to be sent by the proper party or parties. In particular and without limiting any of the foregoing, Administrative Agent shall have no responsibility for confirming the accuracy of any compliance certificate or other document or instrument received by it under the Loan Documents. Administrative Agent may treat the payee of any Obligation as the holder thereof until written notice of transfer shall have been filed with Administrative Agent signed by such payee in form satisfactory to Administrative Agent. Each Lender and L/C Issuer acknowledges that it has independently and without reliance on Administrative Agent or any other Lender or L/C Issuer, and based upon such information, investigations and inquiries as it deems appropriate, made its own credit analysis and decision to extend credit to Borrower in the manner set forth in the Loan Documents. It shall be the responsibility of each Lender and L/C Issuer to keep itself informed as to the creditworthiness of Borrower and its Subsidiaries, and Administrative Agent shall have no liability to any Lender or L/C Issuer with respect thereto.

-91- 751970602 Section 9.6 Indemnity. The Lenders shall ratably, in accordance with their respective Percentages, indemnify and hold Administrative Agent, and its directors, officers, employees, agents, and representatives harmless from and against any liabilities, losses, costs or expenses suffered or incurred by it under any Loan Document or in connection with the transactions contemplated thereby, regardless of when asserted or arising, except to the extent they are promptly reimbursed for the same by Borrower and except to the extent that any event giving rise to a claim was caused by the gross negligence, bad faith or willful misconduct of the party seeking to be indemnified. The obligations of the Lenders under this Section shall survive termination of this Agreement. Administrative Agent shall be entitled to offset amounts received for the account of a Lender under this Agreement against unpaid amounts due from such Lender to Administrative Agent, any L/C Issuer, or Swing Line Lender hereunder (whether as fundings of participations, indemnities or otherwise, and with any amounts offset for the benefit of Administrative Agent to be held by it for its own account and with any amounts offset for the benefit of a L/C Issuer or Swing Line Lender to be remitted by Administrative Agent to or for the account of such L/C Issuer or Swing Line Lender, as applicable), but shall not be entitled to offset against amounts owed to Administrative Agent, any L/C Issuer or Swing Line Lender by any Lender arising outside of this Agreement and the other Loan Documents. Section 9.7 Resignation of Administrative Agent and Successor Administrative Agent. Administrative Agent may resign at any time by giving written notice thereof to the Lenders, the L/C Issuer, and Borrower. Upon any such resignation of Administrative Agent, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which may be any Lender hereunder or any commercial bank, or an Affiliate of a commercial bank, having an office in the United States of America and having a combined capital and surplus of at least $200,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent under the Loan Documents, and the retiring Administrative Agent shall be discharged from its duties and obligations thereunder. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Section 9 and all protective provisions of the other Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent, but no successor Administrative Agent shall in any event be liable or responsible for any actions of its predecessor. If Administrative Agent resigns and no successor is appointed, the rights and obligations of such Administrative Agent shall be automatically assumed by the Required Lenders and (i) Borrower shall be directed to make all payments due each Lender and L/C Issuer hereunder directly to such Lender or L/C Issuer and (ii) Administrative Agent’s rights in the Collateral Documents shall be assigned without representation, recourse or warranty to the Lenders and L/C Issuer as their interests may appear. Section 9.8 L/C Issuer and Swing Line Lender. The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the Swing Line Lender shall act on behalf of the Lenders with respect to the Swing Loans made hereunder. The L/C Issuer and the Swing Line Lender shall each have all of the benefits and immunities (i) provided to Administrative Agent in this Section 9 with respect to any

-92- 751970602 acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the Applications pertaining to such Letters of Credit or by the Swing Line Lender in connection with Swing Loans made or to be made hereunder as fully as if the term “Administrative Agent”, as used in this Section 9, included the L/C Issuer and the Swing Line Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to such L/C Issuer or Swing Line Lender, as applicable. Section 9.9 Hedging Liability and Funds Transfer and Deposit Account Liability Arrangements. By virtue of a Lender’s execution of this Agreement or an assignment agreement pursuant to Section 11.10, as the case may be, any Affiliate of such Lender (and any Person that was a Lender or an Affiliate of a Lender at the time of the entering into such agreement or arrangement) with whom Borrower or any Guarantor has entered into an agreement creating Hedging Liability or Funds Transfer and Deposit Account Liability shall be deemed a Lender party hereto for purposes of any reference in a Loan Document to the parties for whom Administrative Agent is acting, it being understood and agreed that the rights and benefits of such Affiliate (or such Person that was a Lender or an Affiliate of a Lender at the time of the entering into such agreement or arrangement) under the Loan Documents consist exclusively of such Affiliate’s (or such Person’s) right to share in payments and collections out of the Collateral and the Guaranties as more fully set forth in Section 2.13. Each such Affiliate of a Lender shall, for the avoidance of doubt, be deemed to have agreed to the provisions of Section 9.13. In connection with any such distribution of payments and collections, or any request for the release of the Guaranties and Administrative Agent’s Liens in connection with the termination of the Commitments and the payment in full of the Obligations, Administrative Agent shall be entitled to assume no amounts are due to any Lender or its Affiliate (or any Person that was a Lender or an Affiliate of a Lender at the time of the entering into such agreement or arrangement) with respect to Hedging Liability or Funds Transfer and Deposit Account Liability unless such Lender has notified Administrative Agent in writing of the amount of any such liability owed to it or its Affiliate (or such other Person) prior to such distribution or payment or release of Guaranties and Liens. Section 9.10 Designation of Additional Agents. Administrative Agent shall have the continuing right, for purposes hereof, at any time and from time to time to designate one or more of the Lenders (and/or its or their Affiliates) as “syndication agents,” “documentation agents,” “book runners,” “lead arrangers,” “arrangers,” or other designations for purposes hereto, but such designation shall have no substantive effect, and such Lenders and their Affiliates shall have no additional powers, duties or responsibilities as a result thereof. Section 9.11 Authorization to Release or Subordinate or Limit Liens. Administrative Agent is hereby irrevocably authorized by each of the Lenders and the L/C Issuer to (a) release any Lien covering any Collateral that is sold, transferred, or otherwise disposed of in accordance with the terms and conditions of this Agreement and the relevant Collateral Documents (including a sale, transfer, or disposition permitted by the terms of Section 7.4 or which has otherwise been consented to in accordance with Section 11.11), (b) release or subordinate any Lien on Collateral consisting of goods financed with purchase money indebtedness or under a Capital Lease to the extent such purchase money indebtedness or Capitalized Lease Obligation, and the Lien securing the same, are permitted by Sections 7.1(b) and 7.2(d), (c) reduce or limit the amount of the indebtedness secured by any particular item of Collateral to an amount not less than the estimated value thereof to the extent necessary to reduce mortgage registry, filing and similar tax, (d) release

-93- 751970602 Liens on the Collateral following termination or expiration of the Commitments and payment in full in cash of the Obligations and, if then due, Hedging Liability and Funds Transfer and Deposit Account Liability and (e) subordinate any Lien on Collateral contemplated by clause (i) of the proviso to Section 7.2(l) to the extent required under the applicable Bonding Agreement or by the counterparty thereto in accordance with the terms of such Bonding Agreement. Section 9.12 Authorization to Enter into, and Enforcement of, the Collateral Documents. Administrative Agent is hereby irrevocably authorized by each of the Lenders and the L/C Issuer to execute and deliver the Collateral Documents (including any Intercreditor Agreement contemplated hereunder) on behalf of each of the Lenders and their Affiliates and the L/C Issuer and to take such action and exercise such powers under the Collateral Documents as Administrative Agent considers appropriate, provided Administrative Agent shall not amend the Collateral Documents unless such amendment is agreed to in writing by the Required Lenders. Each Lender and L/C Issuer acknowledges and agrees that it will be bound by the terms and conditions of the Collateral Documents upon the execution and delivery thereof by Administrative Agent. Except as otherwise specifically provided for herein, no Lender (or its Affiliates) or L/C Issuer, other than Administrative Agent, shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral or for the execution of any trust or power in respect of the Collateral or for the appointment of a receiver or for the enforcement of any other remedy under the Collateral Documents; it being understood and intended that no one or more of the Lenders (or their Affiliates) or L/C Issuer shall have any right in any manner whatsoever to affect, disturb or prejudice the Lien of Administrative Agent (or any security trustee therefor) under the Collateral Documents by its or their action or to enforce any right thereunder, and that all proceedings at law or in equity shall be instituted, had, and maintained by Administrative Agent (or its security trustee) in the manner provided for in the relevant Collateral Documents for the benefit of the Lenders, the L/C Issuer, and their Affiliates. Section 9.13 Recovery of Erroneous Payments. Notwithstanding anything to the contrary in this Agreement, if at any time Administrative Agent determines (in its sole and absolute discretion) that it has made a payment hereunder in error to any Lender, L/C Issuer or other Secured Party, whether or not in respect of an Obligation due and owing by Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each such Person receiving a Rescindable Amount severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount received by such Person in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender, each L/C Issuer and each other Secured Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another), “good consideration”, “change of position” or similar defenses (whether at law or in equity) to its obligation to return any Rescindable Amount. Administrative Agent shall inform each Lender, L/C Issuer or other Secured Party that received a Rescindable Amount promptly upon determining that any payment made to such Person comprised, in whole or in part, a Rescindable Amount. Each Person’s obligations, agreements and waivers under this Section 9.13 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or L/C Issuer, the termination of the

-94- 751970602 Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. SECTION 10. THE GUARANTEES. Section 10.1 The Guarantees. To induce the Lenders and L/C Issuer to provide the credits described herein and in consideration of benefits expected to accrue to Borrower by reason of the Commitments and for other good and valuable consideration, receipt of which is hereby acknowledged, each Subsidiary party hereto (including any Subsidiary executing an Additional Guarantor Supplement in the form attached hereto as Exhibit G or such other form acceptable to Administrative Agent) hereby unconditionally and irrevocably guarantees jointly and severally to Administrative Agent, the Lenders, and the L/C Issuer and their Affiliates (and any Person that was a Lender or an Affiliate of a Lender at the time of the entering into such agreement or arrangement), the due and punctual payment of all present and future Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability, including, but not limited to, the due and punctual payment of principal of and interest on the Loans, the Reimbursement Obligations, and the due and punctual payment of all other Obligations now or hereafter owed by Borrower under the Loan Documents and the due and punctual payment of all Hedging Liability and Funds Transfer and Deposit Account Liability, in each case as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, according to the terms hereof and thereof (including all interest, costs, fees, and charges after the entry of an order for relief against Borrower or such other obligor in a case under the United States Bankruptcy Code or any similar proceeding, whether or not such interest, costs, fees and charges would be an allowed claim against Borrower or any such obligor in any such proceeding). In case of failure by Borrower or other obligor punctually to pay any Obligations, Hedging Liability, or Funds Transfer and Deposit Account Liability guaranteed hereby, each Guarantor hereby unconditionally agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, and as if such payment were made by Borrower or such obligor. (b) Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations. The obligations of each Qualified ECP Guarantor under this Section 10.1(b) shall remain in full force and effect until payment in full of the Hedging Liability, and Funds Transfer and Deposit Account Liability. Each Qualified ECP Guarantor intends that this Section 10.1(b) constitute, and this Section 10.1(b) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. Section 10.2 Guarantee Unconditional. The obligations of each Guarantor under this Section 10 shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged, or otherwise affected by: (a) any extension, renewal, settlement, compromise, waiver, or release in respect of any obligation of Borrower or other obligor or of any other guarantor under this Agreement or any other Loan Document or by operation of law or otherwise;

-95- 751970602 (b) any modification or amendment of or supplement to this Agreement or any other Loan Document or any agreement relating to Hedging Liability or Funds Transfer and Deposit Account Liability; (c) any change in the corporate existence, structure, or ownership of, or any insolvency, bankruptcy, reorganization, or other similar proceeding affecting, Borrower or other obligor, any other guarantor, or any of their respective assets, or any resulting release or discharge of any obligation of Borrower or other obligor or of any other guarantor contained in any Loan Document; (d) the existence of any claim, set off, or other rights which Borrower or other obligor or any other guarantor may have at any time against Administrative Agent, any Lender, the L/C Issuer or any other Person, whether or not arising in connection herewith; (e) any failure to assert, or any assertion of, any claim or demand or any exercise of, or failure to exercise, any rights or remedies against Borrower or other obligor, any other guarantor, or any other Person or Property; (f) any application of any sums by whomsoever paid or howsoever realized to any obligation of Borrower or other obligor, regardless of what obligations of Borrower or other obligor remain unpaid; (g) any invalidity or unenforceability relating to or against Borrower or other obligor or any other guarantor for any reason of this Agreement or of any other Loan Document or any agreement relating to Hedging Liability or Funds Transfer and Deposit Account Liability or any provision of applicable law or regulation purporting to prohibit the payment by Borrower or other obligor or any other guarantor of the principal of or interest on any Loan or any Reimbursement Obligation or any other amount payable under the Loan Documents or any agreement relating to Hedging Liability or Funds Transfer and Deposit Account Liability; or (h) any other act or omission to act or delay of any kind by Administrative Agent, any Lender, the L/C Issuer, or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of any Guarantor under this Section 10. Section 10.3 Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances. Each Guarantor’s obligations under this Section 10 shall remain in full force and effect until the Commitments are terminated, all Letters of Credit have expired, and the principal of and interest on the Loans and all other amounts payable by Borrower and the Guarantors under this Agreement and all other Loan Documents and, if then outstanding and unpaid, all Hedging Liability and Funds Transfer and Deposit Account Liability shall have been paid in full in cash. If at any time any payment of the principal of or interest on any Loan or any Reimbursement Obligation or any other amount payable by Borrower or other obligor or any Guarantor under the Loan Documents or any agreement relating to Hedging Liability or Funds Transfer and Deposit Account Liability is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of Borrower or other obligor or of any guarantor, or otherwise, each Guarantor’s obligations under this Section 10 with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

-96- 751970602 Section 10.4 Subrogation. Each Guarantor agrees it will not exercise any rights which it may acquire by way of subrogation by any payment made hereunder, or otherwise, until all the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability shall have been paid in full subsequent to the termination of all the Commitments and expiration of all Letters of Credit. If any amount shall be paid to a Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability and all other amounts payable by Borrower hereunder and the other Loan Documents and (y) the termination of the Commitments and expiration of all Letters of Credit, such amount shall be held in trust for the benefit of Administrative Agent, the Lenders, and the L/C Issuer (and their Affiliates) and shall forthwith be paid to Administrative Agent for the benefit of the Lenders and L/C Issuer (and their Affiliates) or be credited and applied upon the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability, whether matured or unmatured, in accordance with the terms of this Agreement. Section 10.5 Waivers. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest, and any notice not provided for herein, as well as any requirement that at any time any action be taken by Administrative Agent, any Lender, the L/C Issuer, or any other Person against Borrower or other obligor, another guarantor, or any other Person. Section 10.6 Limit on Recovery. Notwithstanding any other provision hereof, the right of recovery against each Guarantor under this Section 10 shall not exceed $1.00 less than the lowest amount which would render such Guarantor’s obligations under this Section 10 void or voidable under applicable law, including fraudulent conveyance law. Section 10.7 Stay of Acceleration. If acceleration of the time for payment of any amount payable by Borrower or other obligor under this Agreement or any other Loan Document, or under any agreement relating to Hedging Liability or Funds Transfer and Deposit Account Liability, is stayed upon the insolvency, bankruptcy or reorganization of Borrower or such obligor, all such amounts otherwise subject to acceleration under the terms of this Agreement or the other Loan Documents, or under any agreement relating to Hedging Liability or Funds Transfer and Deposit Account Liability, shall nonetheless be payable by the Guarantors hereunder forthwith on demand by Administrative Agent made at the request of the Required Lenders. Section 10.8 Benefit to Guarantors. Borrower and the Guarantors are engaged in related businesses and integrated to such an extent that the financial strength and flexibility of Borrower has a direct impact on the success of each Guarantor. Each Guarantor will derive substantial direct and indirect benefit from the extensions of credit hereunder. Section 10.9 Guarantor Covenants. Each Guarantor shall take such action as Borrower is required by this Agreement to cause such Guarantor to take, and shall refrain from taking such action as Borrower is required by this Agreement to prohibit such Guarantor from taking. SECTION 11. MISCELLANEOUS. Section 11.1 No Waiver, Cumulative Remedies. No delay or failure on the part of Administrative Agent, the L/C Issuer, or any Lender, or on the part of the holder or holders of any of the Obligations, in the exercise of any power or right under any Loan Document shall operate

-97- 751970602 as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies hereunder of Administrative Agent, the L/C Issuer, the Lenders, and of the holder or holders of any of the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have. Section 11.2 Non-Business Days. If any payment hereunder becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day on which date such payment shall be due and payable. In the case of any payment of principal falling due on a day which is not a Business Day, interest on such principal amount shall continue to accrue during such extension at the rate per annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest. Section 11.3 Survival of Representations. All representations and warranties made herein or in any other Loan Document or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder. Section 11.4 Survival of Indemnity and Certain Other Provisions. All indemnity provisions and other provisions relative to reimbursement to the Lenders and L/C Issuer of amounts sufficient to protect the yield of the Lenders and L/C Issuer with respect to the Loans and Letters of Credit, including, but not limited to, Sections 3.3, 3.6, and 11.13, shall survive the payment and satisfaction of all Obligations and the termination of this Agreement and the other Loan Documents, and shall remain in force beyond the expiration of any applicable statute of limitations and payment or satisfaction in full of any single claim thereunder. All such indemnity and other provisions shall be binding upon the successors and assigns of Borrower and shall inure to the benefit of each applicable Indemnitee and its successors and assigns. Section 11.5 Sharing of Set Off. Each Lender agrees with each other Lender a party hereto that if such Lender shall receive and retain any payment, whether by set off or application of deposit balances or otherwise, on any of the Loans or Reimbursement Obligations in excess of its ratable share of payments on all such Obligations then outstanding to the Lenders, then such Lender shall purchase for cash at face value, but without recourse, ratably from each of the other Lenders such amount of the Loans or Reimbursement Obligations, or participations therein, held by each such other Lenders (or interest therein) as shall be necessary to cause such Lender to share such excess payment ratably with all the other Lenders; provided, that if any such purchase is made by any Lender, and if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. For purposes of this Section, amounts owed to or recovered by the L/C Issuer in connection with Reimbursement Obligations in which Lenders have been required to fund their participation shall be treated as amounts owed to or recovered by the L/C Issuer as a Lender hereunder. Section 11.6 Notices. Except as otherwise specified herein, all notices hereunder and under the other Loan Documents shall be in writing (including, without limitation, notice by

-98- 751970602 telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to Administrative Agent and Borrower given by courier, by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices under the Loan Documents to any Lender shall be addressed to its address or telecopier number set forth on its Administrative Questionnaire; and notices under the Loan Documents to Borrower, any Guarantor, Administrative Agent or L/C Issuer shall be addressed to its respective address or telecopier number set forth below: to Borrower or any Guarantor: Sterling Infrastructure, Inc. 1800 Hughes Landing Blvd, Suite 250 The Woodlands, TX 77380 Attention: Ronald A. Ballschmiede Telephone: (281) 214-0800 Telecopy: (281) 465-8198 with a copy to: Jones Walker LLP 201 St. Charles Ave., Ste 5100 New Orleans, LA 70170 Attention: Amy G. Scafidel Telephone: (504) 582-8462 Telecopy: (504) 589-8462 to Administrative Agent and L/C Issuer : BMO Harris Bank N.A. Engineering & Construction 320 South Canal Street, 15th Floor Chicago, Illinois 60606 Attention: John Armstrong Telephone: (312) 461-2962 with a copy to: Mayer Brown LLP 71 South Wacker Chicago, IL 60606 Attention: Frederick C. Fisher Telephone: (312) 701-8545 Telecopy: (312) 706-8179 Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section or in the relevant Administrative Questionnaire and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, 5 days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section or in the relevant Administrative Questionnaire; provided that any notice given pursuant to Section 2 shall be effective only upon receipt. Section 11.7 Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, each of which shall constitute an original, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Agreement by facsimile transmission or in a pdf or other similar electronic file shall be effective as delivery of a manually executed counterpart hereof Section 11.8 Successors and Assigns. This Agreement shall be binding upon Borrower and the Guarantors and their successors and assigns, and shall inure to the benefit of Administrative Agent, the L/C Issuer, and each of the Lenders, and their respective successors and assigns,

-99- 751970602 including any subsequent holder of any of the Obligations. Borrower and the Guarantors may not assign any of their rights or obligations under any Loan Document without the written consent of all of the Lenders and, with respect to any Letter of Credit or the Application therefor, the L/C Issuer. Section 11.9 Participants. Each Lender shall have the right at its own cost to grant participations (to be evidenced by one or more agreements or certificates of participation) in the Loans made and Reimbursement Obligations and/or Commitments held by such Lender at any time and from time to time to one or more other Persons (other than a natural person, the Borrower, any of the Subsidiaries or any Affiliate the Borrower or its Subsidiaries or, to the extent that the list of Disqualified Institutions is made available to all Lenders, any Disqualified Institution); provided that no such participation shall relieve any Lender of any of its obligations under this Agreement, and, provided, further that no such participant shall have any rights under this Agreement except as provided in this Section, and Administrative Agent shall have no obligation or responsibility to such participant. Any agreement pursuant to which such participation is granted shall provide that the granting Lender shall retain the sole right and responsibility to enforce the obligations of Borrower under this Agreement and the other Loan Documents including the right to approve any amendment, modification or waiver of any provision of the Loan Documents, except that such agreement may provide that such Lender will not agree to any modification, amendment or waiver of the Loan Documents that would reduce the amount of or postpone any fixed date for payment of any Obligation in which such participant has an interest. Any party to which such a participation has been granted shall have the benefits of Section 3.4 and Section 3.6. Section 11.10 Assignments. (a) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) In the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans and participation interest in L/C Obligations at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (a)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans and participation interest in L/C Obligations outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans and participation interest in L/C Obligations of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to Administrative Agent or, if “Effective Date” is specified in the Assignment and Acceptance, as of the Effective Date) shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit, or $1,000,000, in the case of any assignment in respect of any Term Loan, unless each of Administrative Agent and, so long as no Event of Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed);

-100- 751970602 (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Credits on a non-pro rata basis. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by Section 11.10(a)(i)(B) and, in addition: (A) the consent of Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Administrative Agent within five (5) Business Days after having received notice thereof; (B) the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) the Revolving Credit if such assignment is to a Person that is not a Lender with a Commitment in respect of such facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) the Term Loans to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; (C) the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and (D) the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Swing Loans (whether or not then outstanding). (iv) Assignment and Acceptance. The parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and the assignee, if it is not a Lender, shall deliver to Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) Borrower or any of its Affiliates or Subsidiaries, (B) any Defaulting Lender or any of its Affiliates, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) subject to clause (d) below, so long as the list of Disqualified Institutions is made available to each Lender, any Disqualified Institution. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person.

-101- 751970602 Subject to acceptance and recording thereof by Administrative Agent pursuant to Section 11.10(b), from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 11.4 and 11.13 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.9. (vii) Register. Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain at one of its offices in Chicago, Illinois, a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and Borrower, Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Notwithstanding the foregoing, in no event shall the Administrative Agent be obligated to ascertain, monitor or inquire as to whether any Lender is a Disqualified Institution. (b) Any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or grant to a Federal Reserve Bank, and this Section shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or secured party for such Lender as a party hereto; provided further, however, the right of any such pledgee or grantee (other than any Federal Reserve Bank) to further transfer all or any portion of the rights pledged or granted to it, whether by means of foreclosure or otherwise, shall be at all times subject to the terms of this Agreement. (c) Notwithstanding anything to the contrary herein, if at any time the Swing Line Lender assigns all of its Revolving Credit Commitments and Revolving Loans pursuant to subsection (a) above, the Swing Line Lender may terminate the Swing Line. In the event of such termination of the Swing Line, Borrower shall be entitled to appoint another Lender to act as the successor Swing Line Lender hereunder (with such Lender’s consent); provided, that the failure of Borrower to appoint a successor shall not affect the resignation of the Swing Line Lender. If the Swing Line Lender terminates the Swing Line, it shall retain all of the rights of the Swing Line Lender provided hereunder with respect to Swing Loans made by it and outstanding as of the effective date of such termination, including the right to require Lenders to make Revolving Loans or fund participations in outstanding Swing Loans pursuant to Section 2.7.

-102- 751970602 (d) Disqualified Institutions. (i) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign or grant a participation in all or a portion of its rights and obligations under this Agreement to such Person (unless the Borrower has consented to such assignment or participation in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee or Participant that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a written supplement to the list of “Disqualified Institutions” referred to in, the definition of “Disqualified Institution”), (x) such assignee or Participant shall not retroactively be disqualified from becoming a Lender or Participant and (y) the execution by a Borrower of an Assignment and Acceptance with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment or participation in violation of this clause (i) shall not be void, but the other provisions of this clause (i) shall apply. (ii) If any assignment or participation is made to any Disqualified Institution without the Borrower’s prior written consent in violation of clause (i) above, or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions and consent rights contained in this Section 11.9), all of its interest, rights and obligations under this Agreement to one or more Persons at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder. (iii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions to whom an assignment or participation is made in violation of clause (i) above (A) will not have the right to (x) receive information, reports or other materials provided to Lenders by the Loan Parties, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter. (iv) The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions provided by the Borrower and any updates thereto from time to time

-103- 751970602 (collectively, the “DQ List”) on a Platform, including that portion of such Platform that is designated for “public side” Lenders and/or (B) provide the DQ List to each Lender or potential Lender requesting the same. (v) The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing the Administrative Agent shall not have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, by any other Person to any Disqualified Institution. Section 11.11 Amendments. Any provision of this Agreement or the other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by (a) Borrower, (b) the Required Lenders, and (c) if the rights or duties of Administrative Agent, the L/C Issuer, or the Swing Line Lender are affected thereby, Administrative Agent, the L/C Issuer, or the Swing Line Lender, as applicable; provided that: (i) no amendment or waiver pursuant to this Section 11.11 shall (A) increase any Commitment of any Lender without the consent of such Lender or (B) reduce the amount of or postpone the date for any scheduled payment of any principal of or interest on any Loan or of any Reimbursement Obligation or of any fee payable hereunder without the consent of the Lender to which such payment is owing or which has committed to make such Loan or Letter of Credit (or participate therein) hereunder; (ii) no amendment or waiver pursuant to this Section 11.11 shall, unless signed by each Lender, extend the Revolving Credit Termination Date, change the definition of Required Lenders, change the provisions of this Section 11.11, release any material guarantor or all or substantially all of the Collateral (except as otherwise provided for in the Loan Documents), or affect the number of Lenders required to take any action hereunder or under any other Loan Document; and (iii) no amendment to Section 10 shall be made without the consent of the Guarantor(s) affected thereby. Section 11.12 Headings. Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement. Section 11.13 Costs and Expenses; Indemnification. Borrower agrees to pay all reasonable out-of-pocket costs and expenses of Administrative Agent and the Left Lead Arranger in connection with the preparation, negotiation, syndication, and administration of the Loan Documents and the due diligence, examinations, appraisals, environmental analysis and other activities and other activities relating thereto, including, without limitation, including the reasonable fees and disbursements of counsel to Administrative Agent and the Left Lead Arranger, in connection with (i) the syndication and administration of the Credits, and (ii) the preparation, negotiation, administration, management, execution and delivery of the Loan Documents and in connection with the transactions contemplated hereby or thereby, and any amendment, waiver or consent related thereto, whether or not the transactions contemplated herein are consummated,

-104- 751970602 together with any fees and charges suffered or incurred by Administrative Agent or the Left Lead Arranger in connection with periodic environmental audits, fixed asset appraisals, title insurance policies, collateral filing fees and lien searches. Borrower agrees to pay to Administrative Agent, Lead Arrangers, the L/C Issuer and each Lender, and any other holder of any Obligations outstanding hereunder, all costs and expenses reasonably incurred or paid by Administrative Agent, Lead Arrangers, the L/C Issuer, such Lender, or any such holder, including reasonable attorneys’ fees (limited to one primary counsel to Administrative Agent, Lead Arrangers, the L/C Issuer and the Lenders and one firm of counsel in any relevant local jurisdiction, plus such additional counsel as may be necessary in the case of an actual or perceived conflict of interest) and disbursements and court costs, in connection with any Default or Event of Default hereunder (including an Event of Default under Section 8.1(j) or 8.1(k)) or in connection with the enforcement of any of the Loan Documents (including all such costs and expenses incurred in connection with any proceeding under the United States Bankruptcy Code involving Borrower or any Guarantor as a debtor thereunder). Borrower further agrees to indemnify Administrative Agent, the Lead Arrangers, the L/C Issuer, each Lender, and any security trustee therefor, and their respective Affiliates, directors, officers, employees, agents, financial advisors, and consultants (each such Person being called an “Indemnitee”) against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable fees and disbursements of counsel (limited to one primary counsel to Administrative Agent, the Lead Arrangers, the L/C Issuer and the Lenders and one firm of counsel in any relevant local jurisdiction, plus such additional counsel as may be necessary in the case of an actual or perceived conflict of interest) for any such Indemnitee and all reasonable expenses of litigation or preparation therefor, whether or not the Indemnitee is a party thereto, or any settlement arrangement arising from or relating to any such litigation) which any of them may pay or incur arising out of or relating to any Loan Document or any of the transactions contemplated thereby or the direct or indirect application or proposed application of the proceeds of any Loan or Letter of Credit, other than those which arise from the gross negligence, bad faith or willful misconduct of the party claiming indemnification. Borrower, promptly following demand by Administrative Agent, the Lead Arrangers, the L/C Issuer or a Lender or any Affiliate thereof at any time, shall reimburse Administrative Agent, the L/C Issuer, such Lender or such Affiliate for any legal or other expenses (including, without limitation, all reasonable fees and disbursements of counsel for any such Indemnitee, limited to one primary counsel to Administrative Agent, the Lead Arrangers, the L/C Issuer and the Lenders and one firm of counsel in any relevant local jurisdiction, plus such additional counsel as may be necessary in the case of an actual or perceived conflict of interest) incurred in connection with investigating or defending against any of the foregoing (including any settlement costs relating to the foregoing) except if the same is directly due to the gross negligence, bad faith or willful misconduct of the party to be indemnified. To the extent permitted by applicable law, neither Borrower nor any Guarantor shall assert, and each such Person hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or the other Loan Documents or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. The obligations of Borrower under this Section shall survive the termination of this Agreement. (b) Borrower unconditionally agrees to forever indemnify, defend and hold harmless, and covenants not to sue for any claim for contribution against, each Indemnitee for any damages,

-105- 751970602 costs, loss or expense, including without limitation response, remedial or removal costs and all fees and disbursements of counsel for any such Indemnitee, arising out of (i) this Agreement or the other Loan Documents and the transactions contemplated hereby or thereby, (ii) any presence, release, threatened release or disposal of any hazardous or toxic substance or petroleum by Borrower or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), (iii) the operation or violation of any Environmental Law, whether federal, state, or local, and any regulations promulgated thereunder, by Borrower or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), (iv) any claim for personal injury or property damage in connection with Borrower or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), and (v) the inaccuracy or breach of any environmental representation, warranty or covenant by Borrower or any Subsidiary made herein or in any other Loan Document evidencing or securing any Obligations or setting forth terms and conditions applicable thereto or otherwise relating thereto, except for damages arising from the bad faith, willful misconduct or gross negligence of the relevant Indemnitee. This indemnification shall survive the payment and satisfaction of all Obligations and the termination of this Agreement, and shall remain in force beyond the expiration of any applicable statute of limitations and payment or satisfaction in full of any single claim under this indemnification. This indemnification shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of each Indemnitee and its successors and assigns. Section 11.14 Set off. In addition to any rights now or hereafter granted under the Loan Documents or applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default, each Lender, the L/C Issuer, each subsequent holder of any Obligation, and each of their respective affiliates, is hereby authorized by Borrower and each Guarantor at any time or from time to time, without notice to Borrower, any Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, and in whatever currency denominated, but not including trust accounts) and any other indebtedness at any time held or owing by that Lender, L/C Issuer, subsequent holder, or affiliate, to or for the credit or the account of Borrower or such Guarantor, whether or not matured, against and on account of the Obligations of Borrower or such Guarantor to that Lender, L/C Issuer, or subsequent holder under the Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with the Loan Documents, irrespective of whether or not (a) that Lender, L/C Issuer, or subsequent holder shall have made any demand hereunder or (b) the principal of or the interest on the Loans and other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured. Section 11.15 Entire Agreement. The Loan Documents constitute the entire understanding of the parties thereto with respect to the subject matter thereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby. Section 11.16 Governing Law. This Agreement and the other Loan Documents (except as otherwise specified therein), and any claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Agreement or any Loan Document, and the rights and duties of the parties hereto, shall be governed by and construed and determined in accordance with the internal laws of the State of New York.

-106- 751970602 Section 11.17 Severability of Provisions. Any provision of any Loan Document which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provision with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. All rights, remedies and powers provided in this Agreement and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Agreement and other Loan Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or the other Loan Documents invalid or unenforceable. Section 11.18 Excess Interest. Notwithstanding any provision to the contrary contained herein or in any other Loan Document, no such provision shall require the payment or permit the collection of any amount of interest in excess of the maximum amount of interest permitted by applicable law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Loans or other obligations outstanding under this Agreement or any other Loan Document (“Excess Interest”). If any Excess Interest is provided for, or is adjudicated to be provided for, herein or in any other Loan Document, then in such event (a) the provisions of this Section shall govern and control, (b) neither Borrower nor any guarantor or endorser shall be obligated to pay any Excess Interest, (c) any Excess Interest that Administrative Agent or any Lender may have received hereunder shall, at the option of Administrative Agent, be (i) applied as a credit against the then outstanding principal amount of Obligations hereunder and accrued and unpaid interest thereon (not to exceed the maximum amount permitted by applicable law), (ii) refunded to Borrower, or (iii) any combination of the foregoing, (d) the interest rate payable hereunder or under any other Loan Document shall be automatically subject to reduction to the maximum lawful contract rate allowed under applicable usury laws (the “Maximum Rate”), and this Agreement and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the relevant interest rate, and (e) neither Borrower nor any guarantor or endorser shall have any action against Administrative Agent or any Lender for any damages whatsoever arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any of Borrower’s Obligations is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on Borrower’s Obligations shall remain at the Maximum Rate until the Lenders have received the amount of interest which such Lenders would have received during such period on Borrower’s Obligations had the rate of interest not been limited to the Maximum Rate during such period. Section 11.19 Construction. The parties acknowledge and agree that the Loan Documents shall not be construed more favorably in favor of any party hereto based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation of the Loan Documents. The provisions of this Agreement relating to Subsidiaries shall only apply during such times as Borrower has one or more Subsidiaries. Nothing contained herein shall be deemed or construed to permit any act or omission which is prohibited by the terms of any Collateral Document, the covenants and agreements contained herein being in addition to and not in substitution for the covenants and agreements contained in the Collateral Documents.

-107- 751970602 Section 11.20 Lender’s and L/C Issuer’s Obligations Several. The obligations of the Lenders and L/C Issuer hereunder are several and not joint. Nothing contained in this Agreement and no action taken by the Lenders or L/C Issuer pursuant hereto shall be deemed to constitute the Lenders and L/C Issuer a partnership, association, joint venture or other entity. Section 11.21 Submission to Jurisdiction; Waiver of Venue; Service of Process. BORROWER AND GUARANTORS IRREVOCABLY AND UNCONDITIONALLY SUBMIT, FOR THEMSELVES AND THEIR PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT, L/C ISSUER, AND LENDERS MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST BORROWER AND GUARANTORS OR THEIR PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION. (b) BORROWER AND GUARANTORS IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (c) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.6. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. Section 11.22 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED

-108- 751970602 HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 11.23 USA Patriot Act. Each Lender and L/C Issuer that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107 56 (signed into law October 26, 2001)) (the “Patriot Act”) hereby notifies Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify, and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow such Lender or L/C Issuer to identify Borrower in accordance with the Patriot Act. Section 11.24 Time is of the Essence. Time is of the essence of this Agreement and each of the other Loan Documents. Section 11.25 Confidentiality. Each of Administrative Agent, the Lenders, and the L/C Issuer severally agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors to the extent any such Person has a need to know such Information (it being understood that the Persons to whom such disclosure is made will first be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower or any Subsidiary and its obligations, in each case other than any Disqualified Institution so long as the list of Disqualified Institutions is made available to each Lender, (g) with the prior written consent of Borrower, (h) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section or (B) becomes available to Administrative Agent, any Lender or the L/C Issuer on a non-confidential basis from a source other than Borrower or any Subsidiary or any of their directors, officers, employees or agents, including accountants, legal counsel and other advisors, (i) to rating agencies if requested or required by such agencies in connection with a rating relating to the Loans or Commitments hereunder, or (j) to entities which compile and publish information about the syndicated loan market, provided that only basic information about the pricing and structure of the transaction evidenced hereby may be disclosed pursuant to this subsection (j). For purposes of this Section, “Information” means all information received from Borrower or any of the

-109- 751970602 Subsidiaries or from any other Person on behalf of Borrower or any Subsidiary relating to Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to Administrative Agent, any Lender or the L/C Issuer on a non-confidential basis prior to disclosure by Borrower or any of its Subsidiaries or from any other Person on behalf of Borrower or any of the Subsidiaries; provided that, in the case of information received from the Borrower or any Subsidiary, or on behalf of Borrower or any Subsidiary, after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Section 11.26 Acknowledgement Regarding any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 11.26, the following terms have the following meanings: (i) “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

-110- 751970602 (ii) “Covered Entity” means any of the following: (A) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (B) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (C) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). (iii) “Default Right” has the meaning assigned to that term in, an shall be interpreted in accordance with, 12 C.F.R. §§ 252.81,47.2 or 382.1, as applicable. (iv) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). Section 11.27 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Loan Party acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Lead Arrangers, the Administrative Agent and the Lenders are arm’s-length commercial transactions between the Loan Parties and their Affiliates, on the one hand, and the Lead Arrangers, the Administrative Agent and the Lenders, on the other hand, (B) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Lead Arrangers, the Administrative Agent and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither any Lead Arranger, the Administrative Agent nor any Lender has any obligation to any Loan Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) each of the Lead Arrangers, the Administrative Agent and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither any Lead Arranger, the Administrative Agent nor any Lender has any obligation to disclose any of such interests to any Loan Party or its Affiliates. To the fullest extent permitted by law, each Loan Party hereby waives and releases any claims that it may have against each of the Lead Arrangers, the Administrative Agent and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 11.28 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such

-111- 751970602 liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

EXHIBIT B Exhibit B to Credit Agreement (Notice of Borrowing) [See attached.]

Exhibit B 751971267 Exhibit B Notice of Borrowing Date: ______________, ___ To: BMO Harris Bank N.A., as Administrative Agent for the Lenders parties to the Credit Agreement dated as of October 2, 2019 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), among Sterling Infrastructure, Inc., the Guarantors party thereto, the Lenders party thereto, and BMO Harris Bank N.A., as Administrative Agent Ladies and Gentlemen: The undersigned, Sterling Infrastructure, Inc. (the “Borrower”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.6 of the Credit Agreement, of the Borrowing specified below: 1. The Business Day of the proposed Borrowing is ___________, ____. 2. The aggregate amount of the proposed Borrowing is $______________. 3. The Borrowing is being advanced under the [Revolving] [Term] Credit. 4. The Borrowing is to be comprised of $___________ of [Base Rate] [SOFR] Loans. [5. The duration of the Interest Period for the SOFR Loans included in the Borrowing shall be ____________ months.] The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom: (a) the representations and warranties of Borrower contained in Section 5 of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), except to the extent the same expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (b) no Default or Event of Default has occurred and is continuing or would result from such proposed Borrowing. Sterling Infrastructure, Inc. By ____________________________________ Name ________________________________ Title _________________________________

EXHIBIT C Exhibit C to Credit Agreement (Notice of Continuation/Conversion) [See attached.]

Exhibit C 751971267 Exhibit C Notice of Continuation/Conversion Date: ____________, ____ To: BMO Harris Bank N.A., as Administrative Agent for the Lenders parties to that certain Credit Agreement dated as of October 2, 2019 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”) among Sterling Infrastructure, Inc., the Guarantors party thereto, the Lenders party thereto, and BMO Harris Bank N.A., as Administrative Agent Ladies and Gentlemen: The undersigned, Sterling Infrastructure, Inc. (the “Borrower”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.6 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that: 1. The conversion/continuation date is __________, ____. 2. The aggregate amount of the [Revolving] [Term] Loans to be [converted] [continued] is $______________. 3. The Loans are to be [converted into] [continued as] [SOFR] [Base Rate] Loans. 4. [If applicable:] The duration of the Interest Period for the [Revolving] [Term] Loans included in the [conversion] [continuation] shall be _________ months. The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed conversion/continuation date, before and after giving effect thereto and to the application of the proceeds therefrom: (a) the representations and warranties of Borrower contained in Section 5 of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, except to the extent the same expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; and (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]. Sterling Infrastructure, Inc. By ____________________________________ Name ________________________________ Title _________________________________